FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-07

February 6, 2015

Free Writing Prospectus

Structural and Collateral Term Sheet

$913,543,797
(Approximate Mortgage Pool Balance)

$805,060,000
(Offered Certificates)

GS Mortgage Securities Trust 2015-GC28
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2015-GC28

Goldman Sachs Mortgage Company
Cantor Commercial Real Estate Lending, L.P.
Starwood Mortgage Funding I LLC
Citigroup Global Markets Realty Corp.
MC-Five Mile Commercial Mortgage Finance LLC
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor, Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc. or Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case,  not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.		Citigroup
Co-Lead Managers and Joint Bookrunners

Cantor Fitzgerald & Co.	Deutsche Bank Securities	Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-191331) (the “Base Prospectus”) and a separate free writing prospectus, each anticipated to be dated February 9, 2015 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading ”Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc. or Drexel Hamilton, LLC.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Free Writing Prospectus).  See also “Legal Investment” in the Free Writing Prospectus.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / KBRA / DBRS)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$35,865,000		30.000	%(5)	[ ]%	(6)	2.66	03/15 – 12/19
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$136,986,000		30.000	%(5)	[ ]%	(6)	4.88	12/19 – 02/20
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$8,225,000		30.000	%(5)	[ ]%	(6)	6.87	01/22 – 01/22
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$180,000,000		30.000	%(5)	[ ]%	(6)	9.78	11/24 – 01/25
Class A-5	Aaa(sf) / AAA(sf) / AAA(sf)	$224,609,000		30.000	%(5)	[ ]%	(6)	9.87	01/25 – 01/25
Class A-AB	Aaa(sf) / AAA(sf) / AAA(sf)	$53,795,000		30.000	%(5)	[ ]%	(6)	7.40	02/20 – 11/24
Class X-A	Aa1(sf) / AAA(sf) / AAA(sf)	$696,577,000	(8)	N/A		[ ]%	Variable IO(9)	N/A	N/A
Class X-B	Aa3(sf) / AAA(sf) / AAA(sf)	$43,393,000	(8)	N/A		[ ]%	Variable IO(9)	N/A	N/A
Class A-S(10)	Aa1(sf) / AAA(sf) / AAA(sf)	$57,097,000	(11)	23.750%		[ ]%	(6)(7)	9.87	01/25 – 01/25
Class B(10)	Aa3(sf) / AA(sf) / AA(sf)	$43,393,000	(11)	19.000%		[ ]%	(6)(7)	9.87	01/25 – 01/25
Class PEZ(10)	A2(sf) / A-(sf) / A(low)(sf)	$165,580,000	(11)	11.875	%(12)	(7)	(7)	9.87	01/25 – 01/25
Class C(10)	NR / A-(sf) / A(low)(sf)	$65,090,000	(11)	11.875	%(12)	[ ]%	(6)(7)	9.87	01/25 – 01/25

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / KBRA / DBRS)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-C	NR / BB-(sf) / AAA(sf)	$21,697,000	(8)	N/A		[ ]%	Variable IO(9)	N/A	N/A
Class X-D	NR / B-(sf) / AAA(sf)	$15,987,000	(8)	N/A		[ ]%	Variable IO(9)	N/A	N/A
Class X-E	NR / NR / AAA(sf)	$27,406,796	(8)	N/A		[ ]%	Variable IO(9)	N/A	N/A
Class D	NR / BBB-(sf) / BBB(low)(sf)	$43,393,000		7.125%		[ ]%	(6)	9.93	01/25 – 02/25
Class E	NR / BB-(sf) / BB(low)(sf)	$21,697,000		4.750%		[ ]%	(6)	9.95	02/25 – 02/25
Class F	NR / B-(sf) / B(low)(sf)	$15,987,000		3.000%		[ ]%	(6)	9.95	02/25 – 02/25
Class G	NR / NR / NR	$27,406,796		0.000%		[ ]%	(6)	9.95	02/25 – 02/25
Class R(13)	N/A	N/A		N/A		N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Kroll Bond Rating Agency, Inc. (“KBRA”) and DBRS, Inc. (“DBRS”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s, KBRA and DBRS have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites.  Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)
Assuming no prepayments prior to the maturity date, as applicable, for each mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the  lesser of a fixed rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a fixed percentage.

(7)
The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(8)
The Class X-A, Class X-B, Class X-C, Class X-D and Class X-E certificates (the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A, Class X-B, Class X-C, Class X-D and Class X-E certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component.  The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component.  The notional amount of the Class X-C certificates will be equal to the certificate principal amount of the Class E certificates. The notional amount of the Class X-D certificates will be equal to the certificate principal amount of the Class F certificates.  The notional amount of the Class X-E certificates will be equal to the certificate principal amount of the Class G certificates.

(9)
The pass-through rate of the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class B trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class E certificates, as described in the Free Writing Prospectus. The pass-through rate of the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class F certificates, as described in the Free Writing Prospectus.  The pass-through rate of the Class X-E certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class G certificates, as described in the Free Writing Prospectus.

(10)
The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(11)
On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $57,097,000, $43,393,000 and $65,090,000, respectively.  The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-S, Class B and Class C certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and Class C trust components, respectively.  The Class PEZ certificates will, at all times, represent a beneficial interest in the remaining percentages of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components.  Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly.  The initial certificate principal amount of each of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates.  The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange.  The actual certificate principal amount of any class of the Class A-S, Class B, Class PEZ and Class C certificates issued on the closing date may be less than the maximum certificate principal amount of that class and may be zero.  The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date.

(12)	The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component.

(13)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates will represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$913,543,797
Number of Mortgage Loans	74
Number of Mortgaged Properties	112
Average Cut-off Date Mortgage Loan Balance	$12,345,186
Weighted Average Mortgage Interest Rate	4.3512%
Weighted Average Remaining Term to Maturity (months)	109
Weighted Average Remaining Amortization Term (months)(3)	353
Weighted Average Cut-off Date LTV Ratio(4)	67.3%
Weighted Average Maturity Date LTV Ratio(5)	59.7%
Weighted Average Underwritten Debt Service Coverage Ratio(6)	1.89x
Weighted Average Debt Yield on Underwritten NOI(7)	10.7%
% of Mortgage Loans with Preferred Equity(8)	1.6%
% of Mortgaged Properties with Single Tenants	6.2%

(1)
Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Excludes mortgage loans that are interest-only for the entire term.

(4)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 5 mortgage loans, representing approximately 6.1% of the initial pool balance, the respective Cut-off Date LTV Ratios were calculated using (i)  the cut-off date principal balance of a mortgage loan less a reserve taken at origination or (ii) an “as stabilized” or “prospective as-is” appraised value because the applicable “as stabilized” or “prospective as-is” date has passed and the respective conditions have been met. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 67.5%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(5)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 12 mortgage loans, representing approximately 18.6% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” appraised value instead of the related “as-is” appraised value. See ”Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(6)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)
Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.  With respect to 3 mortgage loans, representing approximately 2.2% of the initial pool balance, the respective Debt Yields on Underwritten NOI and Debt Yields on Underwritten NCF were calculated using the cut-off-date principal balance of a mortgage loan less a reserve taken at origination. The weighted average Debt Yield on Underwritten NOI and weighted average Debt Yield on Underwritten NCF for the mortgage pool without making any adjustments are 10.7% and 9.9%, respectively. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

(8)
With respect to the Schuyler Commons mortgage loan, an indirect owner of the borrower is entitled to a preferred equity distribution with a 12% annual preferred return on its $3,211,125 capital contribution (see “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Additional Indebtedness” in the Free Writing Prospectus).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Citigroup Global Markets Inc.
Co-Managers:	Cantor Fitzgerald & Co. Deutsche Bank Securities Inc. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$913,543,797
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	Rialto Capital Advisors, LLC
Certificate Administrator:	Wells Fargo Bank, National Association
Trustee:	Wilmington Trust, National Association
Operating Advisor:	Pentalpha Surveillance LLC
Pricing:	Week of February 9, 2015
Closing Date:	February 27, 2015
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in February 2015 (or, in the case of any mortgage loan that has its first due date in March 2015, the date that would have been its due date in February 2015 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in March 2015
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	February 2048
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$913,543,796 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview:  The mortgage pool consists of 74 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $913,543,797 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $12,345,186 and are secured by 112 mortgaged properties located throughout 24 states

—	LTV: 67.3% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.89x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.7% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-5 / A-AB

■	Loan Structural Features:

—	Amortization: 70.2% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	35.2% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	34.9% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 38.1% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps:  90.6% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 67 mortgage loans representing 91.3% of the Initial Pool Balance

–	Insurance: 58 mortgage loans representing 66.0% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 70 mortgage loans representing 92.8% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 35 mortgage loans representing 61.2% of the portion of the Initial Pool Balance that is secured by office, retail, mixed use and industrial properties only

—	Predominantly Defeasance: 89.2% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 35.9% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 28.3% of the mortgaged properties by allocated Initial Pool Balance are retail properties (19.1% are anchored retail properties)

—	Multifamily: 15.0% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Hospitality: 8.8% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

■
Geographic Diversity:  The 112 mortgaged properties are located throughout 24 states with only three states having greater than 10.0% of the allocated Initial Pool Balance: California (19.3%), Texas (12.3%) and Utah (11.9%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	15	16	$350,507,286	38.4%
Cantor Commercial Real Estate Lending, L.P.	18	27	160,922,702	17.6
Starwood Mortgage Funding I LLC	18	46	156,806,804	17.2
Citigroup Global Markets Realty Corp.	12	12	123,329,666	13.5
MC-Five Mile Commercial Mortgage Finance LLC	11	11	121,977,339	13.4
Total	74	112	$913,543,797	100.0%

Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Beds / Rooms	Cut-off Date Balance Per SF / Bed / Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Airport Technology Park	$108,750,000	11.9%	Office	1,030,049	$106	2.96x	12.9%	63.2%
Discovery Corporate Center	50,000,000	5.5	Office	228,048	$219	2.51x	10.9%	56.5%
Campus Marketplace	41,000,000	4.5	Retail	144,291	$284	1.80x	8.3%	67.9%
The Avenue at Lubbock	39,200,000	4.3	Multifamily	788	$49,746	1.28x	7.9%	75.0%
Lincoln City Outlet Center	27,650,000	3.0	Retail	270,212	$102	3.10x	14.2%	65.7%
Paramount Hotel	23,500,000	2.6	Hospitality	146	$160,959	3.76x	16.3%	50.1%
MacDade Retail	22,920,187	2.5	Retail	262,068	$87	1.32x	8.4%	75.7%
411 Seventh Avenue	22,323,362	2.4	Office	301,771	$74	1.61x	10.5%	69.5%
Lansing Office/Retail Portfolio	21,223,604	2.3	Office/Retail	286,864	$74	1.62x	11.3%	74.2%
Pangea 10	19,500,000	2.1	Multifamily	477	$40,881	1.83x	11.4%	57.0%
Top 10 Total / Wtd. Avg.	$376,067,153	41.2%				2.34x	11.3%	64.9%
Remaining Total / Wtd. Avg.	537,476,644	58.8				1.57x	10.3%	69.0%
Total / Wtd. Avg.	$913,543,797	100.0%				1.89x	10.7%	67.3%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)
Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
Paramount Hotel	GSMC	Seattle	Washington	Hospitality	$23,500,000	2.6%	JPMCC 2006-LDP6
Kingwood Lakes Apartments	MC-Five Mile	Kingwood	Texas	Multifamily	$16,851,434	1.8%	CSFB 2004-C5
Manokeek Village Center	CCRE	Accokeek	Maryland	Retail	$13,750,000	1.5%	TIAAS 2007-C4
5950 Canoga Avenue	CCRE	Woodland Hills	California	Office	$13,650,000	1.5%	GSMS 2005-GG4
Anaheim Hills Village	SMF I	Anaheim	California	Retail	$10,274,551	1.1%	GMACC 2004-C3
River Knolls Apartments	SMF I	Redding	California	Multifamily	$10,200,000	1.1%	FNA 2013-M13
Park West at Gateway Business Centre	CGMRC	Pinellas Park	Florida	Mixed Use	$10,125,000	1.1%	WBCMT 2003-C8
464 West 44th	CCRE	New York	New York	Retail	$10,087,827	1.1%	GSMS 2011-GC3
Cordova Collection	CGMRC	Pensacola	Florida	Retail	$8,802,500	1.0%	WBCMT 2004-C10
7 Becker	GSMC	Roseland	New Jersey	Office	$8,000,000	0.9%	RAITF 2013-FL1
Bradburn Village Retail Center	GSMC	Westminster	Colorado	Retail	$6,847,170	0.7%	JPMCC 2005-LDP1
East Michigan Avenue Self Storage	SMF I	Saline	Michigan	Mixed Use	$6,325,000	0.7%	UBSBB 2012-C4
Horizon Village	CGMRC	Phoenix	Arizona	Retail	$6,250,000	0.7%	BSCMS 2005-T18
Ivanhoe Estates	MC-Five Mile	Urbana	Illinois	Manufactured Housing	$6,250,000	0.7%	GSMS 2011-GC5
29th Street Self Storage	SMF I	Grand Rapids	Michigan	Self Storage	$5,575,000	0.6%	UBSBB 2012-C4
Pepper Tree Apartments	MC-Five Mile	College Station	Texas	Multifamily	$5,505,973	0.6%	CSFB 2004-C5
Garners Ferry Crossing	SMF I	Columbia	South Carolina	Retail	$5,380,837	0.6%	JPMCC 2005-CB11
Storage Pros New Bedford	CGMRC	New Bedford	Massachusetts	Self Storage	$5,300,000	0.6%	CD 2007-CD4
Highland Road Self Storage	SMF I	Waterford	Michigan	Mixed Use	$4,775,000	0.5%	UBSBB 2012-C4
Westerly Hills Plaza	CGMRC	Charlotte	North Carolina	Retail	$4,336,497	0.5%	RIAL 2012-LT1A
Pontiac Trail Self Storage	SMF I	Wixom	Michigan	Self Storage	$3,976,000	0.4%	UBSBB 2012-C4
CVS Lakeland, FL	CCRE	Lakeland	Florida	Retail	$3,530,000	0.4%	JPMCC 2003-C1
Rite Aid, Pittsburgh	MC-Five Mile	Pittsburgh	Pennsylvania	Retail	$2,825,848	0.3%	WBCMT 2005-C17
Rite Aid Grafton, OH	CCRE	Grafton	Ohio	Retail	$2,204,779	0.2%	COMM 2006-C7
South Dort Highway Self Storage	SMF I	Flint	Michigan	Self Storage	$2,152,288	0.2%	UBSBB 2012-C4

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	17	$327,761,317	35.9%	2.17x	65.4%	11.4%
General Suburban	12	155,603,623	17.0	1.85x	64.7%	10.7%
Office/R&D	1	108,750,000	11.9	2.96x	63.2%	12.9%
CBD	4	63,407,694	6.9	1.59x	71.1%	10.4%
Retail	32	$258,849,861	28.3%	1.73x	69.5%	9.9%
Anchored	10	124,103,065	13.6	1.64x	69.6%	9.5%
Shadow Anchored	5	34,759,176	3.8	1.54x	68.4%	10.1%
Single Tenant Retail	9	28,103,981	3.1	1.58x	67.7%	9.3%
Outlet Center	1	27,650,000	3.0	3.10x	65.7%	14.2%
Community Center	1	22,920,187	2.5	1.32x	75.7%	8.4%
Unanchored	6	21,313,453	2.3	1.39x	71.4%	8.8%
Multifamily	40	$136,773,809	15.0%	1.49x	69.7%	9.7%
Garden	38	93,828,129	10.3	1.59x	67.3%	10.5%
Student Housing	1	39,200,000	4.3	1.28x	75.0%	7.9%
Mid-Rise	1	3,745,679	0.4	1.27x	73.3%	8.0%
Hospitality	7	$80,062,720	8.8%	2.37x	60.4%	13.9%
Full Service	2	43,000,000	4.7	2.88x	57.7%	15.0%
Limited Service	5	37,062,720	4.1	1.77x	63.6%	12.6%
Mixed Use	5	$35,890,437	3.9%	1.54x	73.0%	10.0%
Retail/Office	2	14,665,437	1.6	1.48x	73.5%	9.9%
Self Storage/Retail	2	11,100,000	1.2	1.57x	73.0%	9.6%
Office/Industrial	1	10,125,000	1.1	1.60x	72.3%	10.7%
Self Storage	5	$29,253,288	3.2%	1.56x	66.3%	9.6%
Senior Housing – Independent Living	2	$25,377,365	2.8%	1.23x	70.3%	8.4%
Industrial	2	$9,950,000	1.1%	2.50x	60.9%	11.0%
Flex	1	5,150,000	0.6	2.49x	61.8%	11.3%
Warehouse/Distribution	1	4,800,000	0.5	2.52x	60.0%	10.7%
Manufactured Housing	2	$9,625,000	1.1%	1.74x	73.6%	11.5%
Manufactured Housing	1	6,250,000	0.7	1.76x	74.9%	10.6%
RV	1	3,375,000	0.4	1.70x	71.1%	13.3%
Total / Wtd. Avg.	112	$913,543,797	100.0%	1.89x	67.3%	10.7%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value	% of Total Appraised Value	Underwritten NOI	% of Total Underwritten NOI
California	11	$176,194,672	19.3%	$284,580,000	20.8%	$17,836,664	18.2%
Texas	9	112,264,142	12.3	156,310,000	11.4	10,908,518	11.2
Utah	1	108,750,000	11.9	172,000,000	12.6	14,002,342	14.3
Pennsylvania	5	70,151,790	7.7	96,700,000	7.1	6,734,481	6.9
Michigan	8	53,890,122	5.9	74,590,000	5.4	5,679,937	5.8
New York	5	51,052,912	5.6	73,100,000	5.3	4,799,399	4.9
Florida	6	48,747,937	5.3	67,700,000	4.9	4,613,256	4.7
Wisconsin	3	46,700,000	5.1	67,000,000	4.9	5,375,104	5.5
Maryland	15	45,308,879	5.0	68,060,000	5.0	4,339,015	4.4
Illinois	27	38,131,446	4.2	62,065,000	4.5	4,161,440	4.3
Oregon	1	27,650,000	3.0	42,100,000	3.1	3,933,577	4.0
Massachusetts	3	24,240,000	2.7	34,390,000	2.5	2,607,360	2.7
Washington	1	23,500,000	2.6	46,900,000	3.4	3,839,041	3.9
South Carolina	2	16,169,837	1.8	23,015,000	1.7	1,498,935	1.5
Tennessee	2	15,544,623	1.7	20,800,000	1.5	1,769,139	1.8
North Carolina	3	11,192,247	1.2	15,225,000	1.1	1,161,757	1.2
Arizona	2	10,000,000	1.1	15,500,000	1.1	1,024,254	1.0
Georgia	2	8,443,906	0.9	12,100,000	0.9	909,353	0.9
New Jersey	1	8,000,000	0.9	12,500,000	0.9	802,370	0.8
Colorado	1	6,847,170	0.7	9,400,000	0.7	648,156	0.7
Missouri	1	3,745,679	0.4	5,110,000	0.4	299,620	0.3
Mississippi	1	3,375,000	0.4	4,750,000	0.3	447,551	0.5
Ohio	1	2,204,779	0.2	3,400,000	0.2	245,860	0.3
Virginia	1	1,438,655	0.2	2,140,000	0.2	144,924	0.1
Total	112	$913,543,797	100.0%	$1,369,435,000	100.0%	$97,782,053	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2,152,288 - 3,000,000	5	$12,592,490	1.4%
3,000,001 - 5,000,000	11	44,064,993	4.8
5,000,001 - 10,000,000	24	172,232,611	18.9
10,000,001 - 15,000,000	20	236,456,136	25.9
15,000,001 - 20,000,000	5	91,630,414	10.0
20,000,001 - 30,000,000	5	117,617,153	12.9
30,000,001 - 60,000,000	3	130,200,000	14.3
60,000,001 - 108,750,000	1	108,750,000	11.9
Total	74	$913,543,797	100.0%

Distribution of Underwritten DSCRs(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.21 - 1.30	6	$89,199,871	9.8%
1.31 - 1.40	7	66,881,585	7.3
1.41 - 1.50	12	91,824,424	10.1
1.51 - 1.60	20	191,290,167	20.9
1.61 - 1.70	10	99,004,400	10.8
1.71 - 1.80	6	75,079,559	8.2
1.81 - 1.90	3	50,000,000	5.5
1.91 - 2.00	3	19,913,792	2.2
2.01 - 2.50	2	15,650,000	1.7
2.51 - 3.00	3	163,550,000	17.9
3.01 - 3.76	2	51,150,000	5.6
Total	74	$913,543,797	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only, Then Amortizing(2)	31	$319,242,500	34.9%
Interest Only	9	272,320,000	29.8
Amortizing (30 Years)	25	263,646,800	28.9
Amortizing (25 Years)	7	52,754,718	5.8
Amortizing (20 Years)	2	5,579,779	0.6
Total	74	$913,543,797	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date. (2) Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Springing	41	$474,237,815	51.9%
Hard	21	348,130,702	38.1
None	6	42,303,288	4.6
Soft	4	28,846,992	3.2
Soft Springing	2	20,025,000	2.2
Total	74	$913,543,797	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
49.8 - 55.0	3	$34,652,288	3.8%
55.1 - 60.0	4	84,800,000	9.3
60.1 - 65.0	14	203,427,019	22.3
65.1 - 70.0	16	229,756,263	25.1
70.1 - 75.0	34	322,020,474	35.2
75.1 - 77.7	3	38,887,754	4.3
Total	74	$913,543,797	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
35.9 - 40.0	2	$11,152,288	1.2%
40.1 - 45.0	3	13,042,499	1.4
45.1 - 50.0	4	48,100,398	5.3
50.1 - 55.0	10	136,363,483	14.9
55.1 - 60.0	19	193,442,326	21.2
60.1 - 65.0	23	311,710,440	34.1
65.1 - 71.1	13	199,732,362	21.9
Total	74	$913,543,797	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	41	$449,577,226	49.2%
Acquisition	26	257,785,681	28.2
Recapitalization	7	206,180,889	22.6
Total	74	$913,543,797	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.880 - 4.000	2	$32,500,000	3.6%
4.001 - 4.250	16	327,389,857	35.8
4.251 - 4.500	32	362,256,340	39.7
4.501 - 4.750	11	79,743,221	8.7
4.751 - 5.050	13	111,654,380	12.2
Total	74	$913,543,797	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.4 - 8.0	5	$64,503,506	7.1%
8.1 - 9.0	8	126,717,673	13.9
9.1 - 10.0	19	184,668,791	20.2
10.1 - 11.0	21	222,399,604	24.3
11.1 - 12.0	9	81,450,422	8.9
12.1 - 13.0	5	134,692,065	14.7
13.1 - 14.0	5	47,961,736	5.3
14.1 - 15.0	1	27,650,000	3.0
15.1 - 16.3	1	23,500,000	2.6
Total	74	$913,543,797	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.3 - 8.0	10	$157,043,815	17.2%
8.1 - 9.0	15	130,921,552	14.3
9.1 - 10.0	26	240,594,415	26.3
10.1 - 11.0	12	170,680,215	18.7
11.1 - 12.0	6	47,442,065	5.2
12.1 - 13.0	4	143,361,736	15.7
13.1 - 14.9	1	23,500,000	2.6
Total	74	$913,543,797	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	4	$36,000,000	3.9%
24	7	$66,664,000	7.3%
36	9	$77,825,000	8.5%
48	1	$14,000,000	1.5%
60	10	$124,753,500	13.7%

Distribution of Original Terms to Maturity
Original Term to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	9	$140,462,362	15.4%
84	1	9,327,056	1.0
120	64	763,754,379	83.6
Total	74	$913,543,797	100.0%

Distribution of Remaining Terms to Maturity
Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
58 - 60	9	$140,462,362	15.4%
61 - 120	65	773,081,435	84.6
Total	74	$913,543,797	100.0%

Distribution of Original Amortization Terms(1)
Range of Original Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	9	$272,320,000	29.8%
240	2	5,579,779	0.6
300	7	52,754,718	5.8
360	56	582,889,300	63.8
Total	74	$913,543,797	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	9	$272,320,000	29.8%
239 - 330	9	58,334,497	6.4
331 - 360	56	582,889,300	63.8
Total	74	$913,543,797	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	69	$814,906,401	89.2%
Yield Maintenance	5	98,637,396	10.8
Total	74	$913,543,797	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	67	$833,878,831	91.3%
Replacement Reserves(1)	70	$847,553,610	92.8%
Insurance	58	$602,546,931	66.0%
TI/LC(2)	35	$387,021,766	61.2%
(1) Includes mortgage loans with FF&E reserves. (2) Percentage of Initial Pool Balance secured by office, retail, mixed use and industrial properties only.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)
Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR		Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Campus Marketplace	Retail	$41,000,000	4.5%	59	1.80	x	8.3%	67.9%
Lincoln City Outlet Center	Retail	$27,650,000	3.0%	59	3.10	x	14.2%	65.7%
Schuyler Commons	Senior Housing	$14,877,365	1.6%	58	1.21	x	8.6%	74.8%
Manokeek Village Center	Retail	$13,750,000	1.5%	60	1.58	x	9.7%	70.9%
Scenic Tree Apartments	Multifamily	$11,000,000	1.2%	60	1.61	x	10.5%	62.9%
464 West 44th	Retail	$10,087,827	1.1%	59	1.27	x	7.7%	74.2%
4811 Airport Plaza	Office	$9,000,000	1.0%	60	1.47	x	10.9%	50.8%
Bradburn Village Retail Center	Retail	$6,847,170	0.7%	59	1.52	x	9.5%	72.8%
Ivanhoe Estates	Manufactured Housing	$6,250,000	0.7%	58	1.76	x	10.6%	74.9%

Class A-3 Principal Pay Down(1)
Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
5720 Crossings Boulevard	Office	$9,327,056	1.0%	83	1.91x	12.1%	72.9%

(1)
The tables above present the mortgage loans whose balloon payments would be applied to pay down the aggregate principal balances of the Class A-2 and Class A-3 certificates, respectively, assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 and Class A-3 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Free Writing Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, yield maintenance charges, prepayment premiums and excess interest, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.
Class A-1, A-2, A-3, A-4, A-5, A-AB, X-A, X-B, X-C, X-D and X-E certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-C, Class X-D and Class X-E certificates, up to, and pro rata, in accordance with their respective interest entitlements.

2.
Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to principal on the Class A-5 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above, and then (vii) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-5 in clause (vi) above. If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

3.
Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.
Class A-S and Class PEZ certificates: (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.
Class B and Class PEZ certificates: (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)	6.
Class C and Class PEZ certificates: (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.
Class D certificates: (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.
After Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class E, Class F and Class G certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses	The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class D, Class E, Class F and Class G certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class of certificates or trust component on such Distribution Date. On each Distribution Date, any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, based on their then current respective certificate principal amounts. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-C certificates will be reduced to reflect reductions in the certificate principal amount of the Class E certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate principal amount of the Class F certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-E certificates will be reduced to reflect reductions in the certificate principal amount of the Class G certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to  the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D and Class X-B certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X Certificates) and trust components in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust components in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X Certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certificates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates and/or trust components, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-C, Class X-D, Class X-E, Class E, Class F, Class G or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates and all the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Offered Certificates Distributions Prepayment Premiums” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity, as well as servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances subject to reduction in connection with any appraisal reduction amounts that may occur.

Appraisal Reduction Amounts
An appraisal reduction amount generally will be created with respect to a required appraisal loan  as to which certain defaults, modifications or insolvency events have occurred (as further described in the Free Writing Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-C, Class X-D and Class X-E certificates). In general, a mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced mortgage loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a mortgage loan that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) with respect to a mortgaged property are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of all certificates (exclusive of the Class X Certificates) senior to the Class E certificates, and the notional amounts of the Class X-A and Class X-B certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class.  The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  At any time when Class E is the controlling class, the majority Controlling Class Representative may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement.  See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

RREF II CMBS AIV, LP or another affiliate of the special servicer, is expected to purchase the Class E, Class F and Class G certificates and, on the Closing Date, is expected to be appointed the initial Controlling Class Representative.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights	The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) unless no class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicers to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time as no class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions as to which it previously had approval rights. After the occurrence and during the continuation of a Control Termination Event, the operating advisor will consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders as a collective whole, as if those certificateholders constituted a single lender.

If at any time that RREF II CMBS AIV, LP or another affiliate of the special servicer, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to exist until such time as the certificate registrar receives any such notice.

Servicing Standard	Each of the mortgage loans will be serviced by the master servicer and the applicable special servicer pursuant to the terms of the pooling and servicing agreement. In all circumstances, each of the master servicer and the applicable special servicer are obligated to act in the best interests of the certificateholders as a collective whole, as if such certificateholders constituted a single lender. The applicable special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)
for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

(b) for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer	Prior to the occurrence and continuance of a Control Termination Event, the controlling class representative may replace the special servicer with respect to all the mortgage loans with or without cause at any time. After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) may request a vote to replace either special servicer. The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates) (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose), or (b) more than 50% of the voting rights of each class of certificates (other than the Class R and Class X certificates) (but only such classes of certificates that, in each case, have an outstanding certificate principal amount, as notionally reduced by any appraisal reduction amount allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class, minus all payments of principal made on such class of certificates) (and considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) vote affirmatively to so replace such special servicer.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Termination of Special Servicer (continued)
At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the applicable special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of such special servicer resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of certificates (other than Class R and Class X certificates) (but only such classes of certificates that have, in each such case, an outstanding certificate principal amount, as notionally reduced by any appraisal reduction amounts allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class of certificates, minus all payments of principal made on such class of certificates) (and considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) vote affirmatively to so replace such special servicer.

Servicing Compensation
Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or applicable special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the applicable special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by either special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related mortgage loan or related REO property; provided, that if the mortgage loan  ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the applicable special servicer prior to such mortgage loan  ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such mortgage loan  ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan  (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the applicable special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a mortgage loan  will be paid to the master servicer (for penalty fees accrued while a non-specially serviced mortgage loan) and the applicable special servicer (for penalty fees accrued while a specially serviced mortgage loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or applicable special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each mortgage loan  that is a specially serviced mortgage loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any mortgage loan  that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related mortgage loan  from the date such mortgage loan  becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related mortgage loan  from the date such mortgage loan  becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 90 days of the maturity default.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Operating Advisor
Prior to the occurrence and continuance of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the applicable special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement. In addition, if none of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class PEZ or Class D certificates are outstanding, then at the option of the Controlling Class Representative, all of the rights and obligations of the operating advisor under the pooling and servicing agreement (other than any rights or obligations that accrued prior to such termination, including the right to accrued and unpaid compensation and indemnification rights that arose out of events that occurred prior to such termination) will terminate without the payment of any termination fee, provided, however, that the operating advisor will continue to receive the operating advisor fee until the termination of the trust fund.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:
— all special notices delivered
— summaries of final asset status reports
— all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
— an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than four (4) months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized,” “as repaired,” “hypothetical,” “prospective as-is” or ”as renovated” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to the Lansing Office/Retail Portfolio mortgage loan, the appraised value is the appraiser’s “as stabilized” value of $18,000,000 for the Victor Office Building mortgaged property and the “prospective as-is” value of $10,600,000 for the Westland Center mortgaged property because the applicable “as stabilized” and “prospective as-is” date has passed and the respective conditions have been met. Additionally, with respect to the Fountainhead mortgage loan, unless otherwise indicated, the Appraised Value is based on the “as stabilized” appraised value of $18,800,000 because the “as stabilized” date has passed and the “as stabilized” conditions have been met. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See ”Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly (which account, in the case of the Fountainhead mortgage loan, is also the cash management account). Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“MSA”: Metropolitan statistical area.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates) (considering each of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox account converts to a Hard Lockbox.

■
“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan  adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material, and in certain cases contractual rent increases generally within 15 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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AIRPORT TECHNOLOGY PARK

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

AIRPORT TECHNOLOGY PARK

Airport Technology Park
322, 420, 480, 560 and 640 North 2200 West
Salt Lake City, UT 84116
North Salt Lake
Salt Lake City
South Salt Lake
Canyon Rim
SALT LAKE CITY INTERNATIONAL AIRPORT
ROSE PARK
FAIRPARK
RIO GRANDE
DOWNTOWN
GRANITE
CENTRAL CITY
EAST CENTRAL
LIBERTY WELLS
YALECREST
WASATCH HOLLOW
SUGAR HOUSE
GREATER AVENUES
BELT ROUTE
VETERANS MEMORIAL HIGHWAY
2100 S FWY
W 700 N
N TEMPLE ST
W NORTH TEMPLE
E S TEMPLE ST
POPLAR GROVE BLVD
INDIANA AVE
CALIFORNIA AVE
W 1700 S
17TH SOUTH
E 2100 S
BECK ST
VICTORY RD
Utah State Capitol
Intermountain LDS Hospital
Shriners Hospital for Children
Temple Square
Salt Palace Convention Center
City Creek Center
Salt Lake Regional Medical Center
Seventh East Shopping Center
University of Utah
City Hall
VA Medical Center
Quest Field
Westminster College
Kaysville
Centerville
Bountiful
Salt Lake City
West Valley City
West Jordan
Cottonwood Heights
Sandy
Riverton
Draper
Park City
Midway
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

AIRPORT TECHNOLOGY PARK

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Salt Lake City, Utah	Cut-off Date Principal Balance	$108,750,000
Property Type	Office	Cut-off Date Principal Balance per SF	$105.58
Size (SF)	1,030,049	Percentage of Initial Pool Balance	11.9%
Total Occupancy as of 12/15/2014	95.9%	Number of Related Mortgage Loans(2)	2
Owned Occupancy as of 12/15/2014	95.9%	Type of Security	Fee Simple
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate	4.02575%
Appraised Value	$172,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$19,217,218
Underwritten Expenses	$5,214,876	Escrows
Underwritten Net Operating Income (NOI)	$14,002,342	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$13,132,202	Taxes	$180,347	$90,174
Cut-off Date LTV Ratio	63.2%	Insurance	$0	$0
Maturity Date LTV Ratio	63.2%	Replacement Reserves	$0	$17,167
DSCR Based on Underwritten NOI / NCF	3.15x / 2.96x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	12.9% / 12.1%	Other(3)	$2,141,105	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$108,750,000	63.0%	Purchase Price(4)	$169,519,396	98.3%
Principals’ Cash Contribution(4)	63,765,594	37.0	Reserves	2,321,452	1.3
			Closing Costs	674,746	0.4

Total Sources	$172,515,594	100.0%	Total Uses	$172,515,594	100.0%

(1)	The property consists of ten buildings which were built and renovated in various years. See “—The Mortgaged Property” below.
(2)	The direct owner of the borrowers is also the direct owner of the borrowers of the Discovery Corporate Center Loan.
(3)
Other upfront reserve represents a $1,054,835 deferred maintenance reserve (primarily related to the roof repair for Building C/CA budgeted by the borrowers) and $1,086,270 of other holdback reserves for an unpaid tenant allowance associated with the recent L-3 Communications lease renewal for Building C.

(4)
This transaction was part of a broader portfolio recapitalization in which Kohlberg Kravis Roberts & Co. L.P. entered into a joint venture with Drawbridge Realty Sponsor, LLC (see “—The Borrowers” below). Drawbridge Realty Sponsor, LLC refinanced the existing debt on the property for which they were the sole borrower sponsor, and KKR’s cash contribution to the portfolio is attributed to Airport Technology Park Property based on value allocations, noted above as the purchase price, agreed upon by the borrower sponsors.

■
The Mortgage Loan. The mortgage loan (the “Airport Technology Park Loan”) is evidenced by a note in the original principal amount of $108,750,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in an office complex located in Salt Lake City, Utah (the “Airport Technology Park Property”). The Airport Technology Park Loan was originated by Goldman Sachs Mortgage Company on December 16, 2014 and represents approximately 11.9% of the Initial Pool Balance. The note evidencing the Airport Technology Park Loan has an outstanding principal balance as of the Cut-off Date of $108,750,000 and has an interest rate of 4.02575% per annum. The borrowers utilized the proceeds of the Airport Technology Park Loan to recapitalize a portfolio of assets now held by the borrower sponsors, including the Airport Technology Park Property, fund reserves and pay closing costs.

The Airport Technology Park Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Airport Technology Park Loan requires payments of interest only during its term. The scheduled maturity date is the due date in January 2025. Voluntary prepayment of the Airport Technology Park Loan is permitted on or after the due date in July 2024 without payment of any prepayment premium or yield maintenance premium. Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

AIRPORT TECHNOLOGY PARK

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The Mortgaged Property. The Airport Technology Park Property is a 1,030,049 SF, 10-building office/research & development property located on an approximately 74-acre site in Salt Lake City, Utah. The Airport Technology Park Property is currently leased to L-3 Communications Corporation (“L-3 Communications”) and Unisys Corporation (“Unisys”), and it consists of five separate legal parcels and six different leases with staggered expirations. The buildings that make up the Airport Technology Park Property have been constructed over a number of years, with the first building completed in 1960 and the latest building being completed in 2013; all buildings except for the newest building, Building X, have been renovated at least once. Other than the newly-constructed Building X, each of the buildings has been 100.0% occupied since at least 2007 (see the “—Building Summary” table below). As of December 15, 2014, the Total Occupancy and Owned Occupancy for the Airport Technology Park Property were both 95.9%.

The following table presents certain information relating to the buildings at the Airport Technology Park Property:

Building Summary(1)

Building	Tenant	Building Type(2)	Year Built	Year Renovated	GLA (SF)(3)	% of GLA(3)	Occupancy(3)
B	Unisys Corporation	Office (85%) / R&D (15%)	1981	2012	155,000	15.0%	100.0%
C	L-3 Communications Corporation	Office (90%) / R&D (8%) / WH (2%)	1960	2007	108,627	10.5	100.0%
C-Annex	L-3 Communications Corporation	Office (10%) / R&D (45%) / WH (45%)	1985	2008	86,866	8.4	100.0%
D/D-Annex/Z	L-3 Communications Corporation	Office (20%) / R&D (65%) / WH (15%)	1965, 1981, 2012	2013	319,070	31.0	100.0%
E/F/SATCOM	L-3 Communications Corporation	Office (75%) / R&D (20%) / WH (5%)	1963	2011	272,025	26.4	100.0%
X(4)	L-3 Communications Corporation	Office (15%) / R&D (85%)	2013	NAP	88,461	8.6	51.9%
Total / Wtd. Avg.					1,030,049	100.0%	95.9%

(1)	Source: Appraisal or property condition report, unless indicated otherwise.
(2)	Building types consist of office, research & development (“R&D”) and warehouse (“WH”) space.
(3)	As provided by the borrowers.
(4)
Building X is a two-story Class A building which came online in October 2013 as a build-to-suit space for L-3 Communications Corporation. L-3 Communications leases the entire first floor and a portion of the second floor consisting of a total of 45,882 SF through October 2023. L-3 Communications has a right of first refusal to lease the remaining 42,579 SF of vacant space.

The Airport Technology Park Property serves as the Broadband Unit division headquarters for its largest tenant, L-3 Communications Corporation. L-3 Communications utilizes 80.8% of the total GLA at the campus to design, manufacture and test the communication equipment for unmanned aircraft and other vehicles. L-3 Communications is engaged in the provision of a range of electronic systems for use in military and commercial platforms. L-3 Communications operates as a prime contractor in command, control, communications, intelligence, surveillance and reconnaissance systems as well as aircraft modernization and maintenance. It has four reportable segments: Electronic Systems, Aerospace Systems, Communications Systems and National Security Systems. L-3 Communications Broadband Unit (a division within its Communications Systems platform) is headquartered at the Airport Technology Park Property. According to the borrower sponsor, L-3 Communications has invested approximately $100 million into building out their space, including the development of various labs, microwave testing chambers, and specialized production centers. According to L-3 Communications’ year-end 2013 financials, L-3 Communications had annual sales of $12.6 billion, annual operating income of $1.2 billion and 48,000 employees. L-3 Communications and its predecessors have been in occupancy at the Airport Technology Park Property since its founding in the late 1990s, and has extended and expanded its leases numerous times.

Unisys is an information technology company that provides a portfolio of information technology services, software and technology. It specializes in helping clients secure their operations, increase the efficiency and utilization of their data centers, enhance support to its end users and constituents and modernize their enterprise applications. To provide these services and solutions, Unisys brings together offerings and capabilities in outsourcing services, systems integration and consulting services, infrastructure services, maintenance services and high-end server technology. Unisys serves commercial organizations and government agencies throughout the world. According to Unisys’ year-end 2013 financials, Unisys had annual sales of $3.4 billion, annual operating income of $219.5 million and 22,800 employees. Unisys has been in occupancy at the Airport Technology Park Property since the 1980s, and most recently extended its lease for five more years in January 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

AIRPORT TECHNOLOGY PARK

The following table presents certain information relating to the tenants at the Airport Technology Park Property:

Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
L-3 Communications Corporation(2)	BBB- / NR / BBB-	832,470	80.8%	$10,317,501	78.9%	$12.39	Various(5)	Various(6)
Unisys Corporation(3)	NR / B1 / BB-	155,000	15.0	2,753,343	21.1	17.76	12/31/2017	2, 5-year options
Tenants		987,470	95.9%	$13,070,844	100.0%	$13.24
Vacant(4)		42,579	4.1	0	0.0	0.00
Total / Wtd. Avg. All Tenants		1,030,049	100.0%	$13,070,844	100.0%	$13.24

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
L-3 Communications has a termination option on up to 18,365 SF of its 45,882 SF in Building X. If exercised, it would be effective on 10/31/2018 (12 month notice period required) and a maximum termination fee of $453,555 would be due to the borrower.

(3)	The Unisys Corporation space includes a 28,000 SF data center.
(4)
The vacant space is all part of Building X, a two-story Class A building which came online in October 2013 as a build-to-suit space for L-3 Communications. L-3 Communications leases the entire first floor and a portion of the second floor consisting of a total of 45,882 SF through October 2023, and has a right of first refusal to lease the remaining 42,579 SF of vacant space.

(5)
L-3 Communications Corporation has five separate leases with differing expiration dates for its 832,470 SF of space at the Airport Technology Park Property: Buildings D/D-Annex/Z (319,070 SF) is scheduled to expire on 11/30/2022, Buildings E/F/SATCOM (272,025 SF) is scheduled to expire on 11/30/2018, Building C (108,627 SF) is scheduled to expire on 2/28/2025, Building C-Annex (86,866 SF) is scheduled to expire on 6/30/2019 and Building X (45,882 SF) is scheduled to expire on 10/31/2023.

(6)
L-3 Communications Corporation has two, 10-year extension options for Buildings D/D-Annex/Z (319,070 SF, initial expiration 11/30/2022), two, 10-year extension options for Buildings E/F/SATCOM (272,025 SF, initial expiration 11/30/2018), two five-year extension options for Building C (108,627 SF, initial expiration 2/28/2025) and two five-year extension options for Building X (45,882 SF, initial expiration 10/31/2023).

The following table presents certain information relating to the lease rollover schedule at the Airport Technology Park Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	155,000	15.0	15.0%	2,753,343	21.1	17.76	1
2018	272,025	26.4	41.5%	3,898,032	29.8	14.33	1
2019	86,866	8.4	49.9%	439,653	3.4	5.06	1
2020	0	0.0	49.9%	0	0.0	0.00	0
2021	0	0.0	49.9%	0	0.0	0.00	0
2022	319,070	31.0	80.9%	3,727,514	28.5	11.68	1
2023	45,882	4.5	85.3%	823,923	6.3	17.96	1
2024	0	0.0	85.3%	0	0.0	0.00	0
2025	108,627	10.5	95.9%	1,428,380	10.9	13.15	1
2026 & Thereafter	0	0.0	95.9%	0	0.0	0.00	0
Vacant	42,579	4.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,030,049	100.0%		$13,070,844	100.0%	$13.24	6

(1)	Calculated based on approximate square footage occupied by each Owned Tenant per the rent roll dated December 15, 2014.

The following table presents certain information relating to historical occupancy at the Airport Technology Park Property:

Historical Leased %(1)
2010	2011	2012	2013(2)	As of 12/15/2014
100.0%	100.0%	100.0%	99.0%	95.9%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year (or other 12-month period) unless specified otherwise.
(2)	Building X came online in October 2013, adding 88,461 SF to the collateral. The calculation for 2013 includes three months of Building X at its 51.9% occupancy level.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

AIRPORT TECHNOLOGY PARK

The following table presents certain information relating to historical base rent per SF at the Airport Technology Park Property:

Historical Base Rent per SF(1)
2012	2013	2014
$11.28	$11.57	$12.87

(1)	As provided by the borrowers and reflects average rent per SF for the indicated year.

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Airport Technology Park Property:

Cash Flow Analysis(1)
	2013	TTM 10/31/2014	Underwritten	Underwritten $ per SF
Base Rent(2)	$11,540,447	$12,639,061	$13,070,844	$12.69
Gross Up Vacancy	0	0	959,200	0.93
Total Rent	$11,540,447	$12,639,061	$14,030,044	$13.62
Total Reimbursables	4,155,909	4,922,392	4,924,462	4.78
Contractual Credit Rent Steps(3)	0	0	1,221,911	1.19
Other Income	0	24,502	0	0.00
Less Vacancy & Credit Loss	0	0	(959,200)	(0.93)
Effective Gross Income	$15,696,356	$17,585,955	$19,217,218	$18.66

Total Operating Expenses	$4,303,806	$5,034,206	$5,214,876	$5.06

Net Operating Income	$11,392,550	$12,551,750	$14,002,342	$13.59
TI/LC	0	0	715,629	0.69
Capital Expenditures	0	0	154,510	0.15
Net Cash Flow	$11,392,550	$12,551,750	$13,132,202	$12.75

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten base rent is based on contractual rents as of December 15, 2014 and contractual rent steps through December 31, 2015.
(3)
The Underwritten Contractual Credit Rent Steps line item is the average of the contractual base rent steps, occurring after December 2015, through the remaining term of each of the L-3 Communications leases in excess of the Underwritten Base Rent.

■	Appraisal. According to the appraisal, the Airport Technology Park Property had an “as-is” appraised value of $172,000,000 as of an effective date of November 24, 2014.

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Environmental Matters. According to a Phase I environmental report dated as of November 20, 2014, the environmental consultant identified a recognized environmental condition as a result of historic industrial/military activities at the Airport Technology Park Property, which resulted in groundwater contamination. Pursuant to a consent agreement in 1989 between Unisys Corporation and the State of Utah, cleanup objectives were established. Active remediation including groundwater extraction and soil vapor extraction concluded in 1999 and residual impacts are subject to continuing groundwater monitoring with government oversight. Sampling for potential indoor vapor intrusion in November 2012 concluded that no additional action is warranted. The Phase I environmental report did not identify any other recognized environmental conditions or recommendations for further action. The second largest tenant at the Airport Technology Property has indemnified the borrower sponsors from certain losses related to the environmental matters described above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

AIRPORT TECHNOLOGY PARK

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Market Overview and Competition. The Airport Technology Park Property is located in the Salt Lake City office market, approximately four miles northwest of the Salt Lake City central business district and directly adjacent to Salt Lake City International Airport. According to the appraisal, the Airport Technology Park Property is in the Airport submarket, which comprises approximately 1.72 million SF of office space, representing 5.4% of the total Salt Lake City office market. As of the third quarter of 2014, the Airport submarket had a vacancy rate of 11.7%, while the broader Salt Lake City market had a vacancy of 11.8%. The Salt Lake City office market experienced 766,972 SF of positive net absorption during the first three quarters of 2014. The Airport Technology Park Property’s competitive set in the submarket has NNN ranging from $12.50 to $17.81 per SF as concluded by the appraiser.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Airport Technology Park Property:

Office Lease Comparables(1)

	Airport Technology Park	GSA Building	Franklin Covey Business Park	Wasatch Corporate Center 12, 14 & 15	Xango Building B	SirsiDynix	Minuteman Office Park IV
Year Built	Various	1977	1995	1996	2006	1992	2014
Total GLA	1,030,069	117,553	143,338	123,229	100,915	119,255	110,000
Total Occupancy	95.9%	100.0%	100.0%	100.0%	100.0%	100.0%	74.0%
NNN Equivalent Rent Rate per SF	NA	$22.05	$19.25	$18.50 - $18.95	$16.00	$16.65	$24.50 - $24.81
Expense Basis	NNN	Base Year	Full Service	Full Service	NNN	NNN	Full Service

(1)
Source: Appraisal. The appraisal for the Airport Technology Park Property also included a selection of certain industrial lease comparables for the Building C-Annex due to the fact that Building C-Annex is mostly warehouse and R&D space. The base rent for comparable industrial space had a range from $4.44 per SF to as high as $13.20 per SF with an average rent of $7.90 PSF.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Airport Technology Park Property:

National Office Sales Comparables(1)
Property Name	City / State	Sale Date	GLA (SF)	Sale Price	Sale Price per SF	Total Occupancy
Airport Technology Park	Salt Lake City, Utah	NA	1,030,049	NA	NA	95.9%
South Park Center	Orlando, Florida	July 2014	1,543,134	$261,000,000	$169.14	74.0%
Space X	Hawthorne, California	July 2014	461,755	$54,610,000(2)	$118.27	100.0%
AT&T Oakton Office Campus	Oakton, Virginia	December 2013	410,230	$93,000,000	$226.70	100.0%
Regent Commons	Irving, Texas	September 2013	618,555	$137,500,000	$222.29	100.0%
Oakmead West	Sunnyvale, California	March 2013	429,321	$119,000,000	$277.18	97.0%

(1)
Source: Appraisal. Due to the quality, size and scope of the Airport Technology Park Property, the appraiser researched national large scale transactions when concluding a value using the sales comparison approach in the appraisal.

(2)
Actual purchase price of the Space X Property was $46,650,000; however, the appraiser noted an adjusted sale price to account for unfavorable loan assumption requirement that resulted in a substantial discount in the purchase price.

Local Office Sales Comparables(1)
Property Name	City / State	Sale Date	GLA (SF)	Sale Price	Sale Price per SF	Total Occupancy
Airport Technology Park	Salt Lake City, Utah	NA	1,030,049	NA	NA	95.9%
Jordan Gateway III	South Jordan, Utah	September 2014	89,590	$16,750,000	$186.96	100.0%
XANGO Building	Lehi, Utah	September 2013	100,900	$15,250,000	$151.14	100.0%
Wingcrest I & II	Salt Lake City, Utah	August 2013	129,851	$14,364,076	$110.62	100.0%
Wasatch Corporate Center 16	Draper, Utah	June 2013	78,978	$12,500,000	$158.27	100.0%
Vivint	Provo, Utah	March 2013	125,225	$34,720,000	$277.26	100.0%

(1)
Source: Appraisal. These are recent larger office sales in the Salt Lake City metro area that were provided in the appraisal as a test of reasonableness for the concluded value in the sales comparison approach in the appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

AIRPORT TECHNOLOGY PARK

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The Borrowers. The borrowers are ATP/SLC I, LLC and Baybridge/Corporate, LLC. Each borrower is a single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Airport Technology Park Loan. Drawbridge Realty Operating Partnership, LLC, which is the direct owner of the borrowers, is the non-recourse carveout guarantor under the Airport Technology Park Loan.

Drawbridge Realty Operating Partnership, LLC (“DROP”) is partially owned by Drawbridge Realty Sponsor, LLC (approximately 22% of total equity of DROP at loan origination), a partnership between affiliates of Kohlberg Kravis Roberts & Co. L.P. (“KKR”) (approximately 67% of equity at loan origination held through its affiliates) and members of the Drawbridge management team through Drawbridge Management Holdings, LLC. DROP was an indirect owner of the Airport Technology Park Property prior to the recapitalization. Drawbridge is a vertically-integrated, privately held real estate investment company headquartered in San Francisco, California with asset management, property management, development, acquisition and leasing expertise. The Drawbridge management team has a 20+ year history of executing on its investment strategy. Senior management has acquired and developed over $3 billion of commercial property over the last 20 years. KKR was founded in 1976 and is an investment firm with $98.0 billion in assets under management as of June 2014. KKR manages investments across multiple asset classes including private equity, energy, infrastructure, real estate, capital markets, credit strategies, and hedge funds. In early 2011, KKR launched a dedicated real estate investment business, and as of June 2014, KKR’s real estate business has committed over $1 billion of equity across 20 real estate transactions. Limited partners made up the remaining approximate 11% of indirect equity in DROP at loan origination.

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Escrows. On the origination date, the borrowers funded escrow reserves in the amounts of (i) $180,347 for real estate taxes, (ii) $1,054,835 for immediate repairs related to roof repairs per the Building C lease extension and the addition of an accessible parking space, and (iii) $1,086,270 for unfunded obligations pursuant to the Building C lease extension.

In addition, on each due date, the borrowers are required to fund (i) tax and insurance reserves in a monthly amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12 months, provided, however, that reserve deposits for insurance premiums are not required if the borrowers maintain an approved blanket policy in accordance with the Airport Technology Park Loan documents, (ii) during an ATP Non-Renewal Period, a tenant improvement and leasing commission reserve in an amount equal to the lesser of (1) all excess cash flow in the cash management account after paying debt service, budgeted operating expenses and required reserves, and (2) without taking into account any amount contained in the tenant improvement and leasing commission reserve with respect to termination fees, the amount that would cause the amount on reserve in the tenant improvement and leasing commission reserve to equal the ATP Non-Renewal Reserve Amount, and (iii) a capital expenditure reserve in the monthly amount of $17,167.

In addition, in the event that L-3 Communications, the largest tenant at the Airport Technology Park Property, is downgraded to or below “BB-” by S&P or “Ba3” by Moody’s (an “L-3 Primary Downgrade”), then 50% of all excess cash flow in the cash management account after paying debt service, budgeted operating expenses and required reserves is required to be deposited in an account (an “L-3 Downgrade Reserve Account”) on each due date, until the amount contained in such account is equal to six months of then-payable rent under the L-3 Communications lease(s); provided, however, that if L-3 Communications is downgraded to or below “B” by S&P or “B2” by Moody’s (an “L-3 Secondary Downgrade”), then 100% of all excess cash flow in the cash management account after paying debt service, budgeted operating expenses and required reserves will be required to be deposited in the L-3 Downgrade Reserve Account on each due date, up to an amount equal to 12 months of then-payable rent for the applicable L-3 Communications lease(s).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

AIRPORT TECHNOLOGY PARK

Following an L-3 Primary Downgrade, if the L-3 Communications credit rating has thereafter increased above “BB-” by S&P and “Ba3” by Moody’s, and so long as no event of default under the Airport Technology Park Loan documents is continuing, all funds in the L-3 Downgrade Reserve Account will be released to the cash management account. Following an L-3 Secondary Downgrade, if the L-3 Communications credit rating has thereafter increased above “B” by S&P and “B2” by Moody’s (but a L-3 Primary Downgrade is continuing), funds in in the L-3 Downgrade Reserve Account in excess of six months of then-payable rent under the L-3 Communications lease(s) will be released to the cash management account. If an L-3 Primary Downgrade has occurred and no L-3 Secondary Downgrade has occurred, and one or more of the L-3 Communications leases are extended for four years or more, the amount contained in the L-3 Downgrade Reserve Account attributable to the space covered by such extended lease(s) will be released to the cash management account upon delivery to the lender of an executed copy of the applicable extension, so long as no event of default is continuing and no L-3 Secondary Downgrade has occurred prior to such delivery.

An “ATP Non-Renewal Period” means, with respect to any ATP Non-Renewing Lease, the period commencing on the date that is 12 months prior to the expiration of the term of such lease and ending on the date that one or more qualifying replacement leases (including extensions and/or renewals of existing leases) have been entered into by the borrowers with respect to the entirety of the space covered by such ATP Non-Renewing Lease.

An “ATP Non-Renewal Reserve Amount” means, with respect to any ATP Non-Renewing Lease, the lesser of an amount equal to (i) 12 months of the rent payable under such ATP Non-Renewing Lease at the then-current rent provided for in such lease (provided that, with respect to any L-3 Communications lease that is a ATP Non-Renewing Lease, in calculating such amount, credit will be given for amounts on deposit in the L-3 Downgrade Reserve Account in respect of such L-3 Communications lease) and (ii) to the extent that the borrowers have entered into one or more qualifying replacement leases (including extensions and/or renewals of existing leases) covering the entirety of the space covered by the applicable ATP Non-Renewing Lease, the actual costs of tenant improvements and leasing commissions and the amount of any free rent (including the cost of any tenant improvements, leasing commissions and/or free rent applicable to any renewals and/or extensions) expressly set forth in such qualifying replacement lease(s).

An “ATP Non-Renewing Lease” means any lease at the Airport Technology Park Property covering in excess of 20% of the net rentable area of the Airport Technology Park Property for which the applicable tenant has not delivered written notice to renew or extend such lease at least 12 months prior to the expiration of the term of such lease.

■
Lockbox and Cash Management. The Airport Technology Park Loan is structured with a hard lockbox and in place cash management. The Airport Technology Park Loan documents require the borrowers to direct tenants to pay rent directly to a lender-controlled lockbox account. All amounts in the lockbox account will be swept on each business day to the lender-controlled cash management account. On each business day, other than during an Airport Technology Park Trigger Period or an event of default under the Airport Technology Park Loan documents, all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date will be swept into a borrower-controlled operating account. On each due date during an Airport Technology Park Trigger Period or, at the lender’s discretion, during an event of default under the Airport Technology Park Loan documents, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and (other than during an event of default) operating expenses, and all remaining amounts will be reserved in an excess cash flow reserve account. On each due date during which no Airport Technology Park Trigger Period or event of default is continuing, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and required reserves, be swept into a borrower-controlled operating account. During the continuance of an event of default under the Airport Technology Park Loan documents, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Airport Technology Park Loan to amounts payable under the Airport Technology Park Loan documents and/or toward the payment of expenses of the Airport Technology Park Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

AIRPORT TECHNOLOGY PARK

An “Airport Technology Park Trigger Period” means, (i) the period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the net operating income (as calculated under the loan documents) is less than $8,773,310, and ending at the conclusion of the first fiscal quarter for which the net operating income for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than or equal to $8,773,310, (ii) the period commencing on the date L-3 Communications files or is the subject of a petition in bankruptcy and terminating on the earlier of (x) the date on which L-3 Communications emerges from such bankruptcy and affirms each L-3 Communications lease, (y) the date on which substantially all of the space covered by each L-3 Communications lease has been relet to a tenant that has the same or better credit rating as the credit rating of L-3 Communications as of the origination date or which such tenant is otherwise reasonably acceptable to the lender and (z) the date on which L-3 Communications emerges from such bankruptcy and affirms one or more of the L-3 Communications leases, and with respect to any L-3 Communications lease not so affirmed, substantially all of the space covered by any such L-3 Communications lease has been relet to a tenant that has the same or better credit rating as the credit rating of L-3 Communications as of the origination date or which such tenant is otherwise reasonably acceptable to the lender, and (iii) the period commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports (subject to certain notice and cure rights) and ending when such financial reports are delivered and they indicate that no Airport Technology Park Trigger Period under clause (i) above has commenced and is continuing.

■
Property Management. The Airport Technology Park Property is currently managed by CBRE Inc. and Drawbridge Realty Management, LLC pursuant to separate management agreements. Under the loan documents, the Airport Technology Park Property may not be managed by any other party, other than Drawbridge Realty Management, LLC, CBRE Inc., Commerce CRG or a management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, each property manager with a property manager selected by the borrower (i) during the continuance of an event of default under the Airport Technology Park Loan documents, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for, or is the subject of a petition in, bankruptcy that has not been stayed or dismissed within 60 days or (v) if the property manager is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Airport Technology Park Property, plus eighteen months of rental loss and/or business interruption coverage. If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the Airport Technology Park Loan as required by the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the Airport Technology Park Property and business interruption/rental loss insurance required under the loan documents on a stand-alone basis (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers are required to purchase the maximum amount of terrorism insurance available on the current market rates with funds equal to such amount, in either such case with a deductible not exceeding $100,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence reasonably satisfactory to the lender that the insurance premiums for the Airport Technology Park Property are separately allocated to the Airport Technology Park Property under the blanket policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DISCOVERY CORPORATE CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DISCOVERY CORPORATE CENTER

CARTIFACT
Escondido
Carlsbad
Encinitas
Solana Beach
Rancho Santa Fe
Fairbanks Ranch
Del Mar
Poway
Ramona
Lakeside
Santee
La Jolla
La Mesa
El Cajon
Crest
Spring Valley
San Diego
Lemon Grove
La Presa
Jamul
Coronado
National City
Chula Vista
PACIFIC OCEAN
Plaza Las Palmas
Escondido Promenade
North County Fair Mall
Lake Hodges
Discovery Corporate Center
16340 West Bernardo Drive,
11020 Via Frontera and 16465 Via Esprillo
San Diego, CA 92127
The Mercado
Rancho Bernardo Rd
RANCHO BERNARDO
San Diego
Camino Del Norte
Pomerado Hospital
Carmel Mountain Ranch Town Center
Fairbanks Ranch
Rancho Penasquitos Town Center
Poway
Poway Towne Center
Old Poway Village
Poway Rd
MIRA MESA
Mira Mesa Mall
Mesa Shopping Center
Mira Mesa Commercial Shopping Center
San Diego Miramar College
Plaza Sorrento Shopping Center

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DISCOVERY CORPORATE CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	San Diego, California	Cut-off Date Principal Balance	$50,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$219.25
Size (SF)	228,048	Percentage of Initial Pool Balance	5.5%
Total Occupancy as of 12/15/2014(1)	92.8%	Number of Related Mortgage Loans(2)	2
Owned Occupancy as of 12/15/2014(1)	92.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	2007, 2011 / NAP	Mortgage Rate	4.14575%
Appraised Value	$88,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$6,974,390
Underwritten Expenses	$1,502,211	Escrows
Underwritten Net Operating Income (NOI)	$5,472,179	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,265,726	Taxes	$118,983	$29,746
Cut-off Date LTV Ratio	56.5%	Insurance	$0	$0
Maturity Date LTV Ratio	56.5%	Replacement Reserves	$0	$3,801
DSCR Based on Underwritten NOI / NCF	2.60x / 2.51x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.9% / 10.5%	Other(3)	$55,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$50,000,000	57.4%	Purchase Price(4)	$86,669,501	99.5%
Principals’ Cash Contribution(4)	37,117,654	42.6	Closing Costs	274,170	0.3
			Reserves	173,983	0.2

Total Sources	$87,117,654	100.0%	Total Uses	$87,117,654	100.0%

(1)
Total Occupancy and Owned Occupancy include 53,161 SF of dark space leased to Broadcom Corporation in Building B. As of February 2015, Broadcom is current on rent for all of their leased space. Total Occupancy and Owned Occupancy excluding the dark Broadcom Corporation space is 69.5%.

(2)	The direct owner of the borrowers is also the direct owner of the borrowers of the Airport Technology Park Loan.
(3)
Other upfront reserve represents a $55,000 reserve for potential costs of groundwater monitoring as identified in the Phase I environmental reports. These costs are the responsibility of another party, but are reserved for given the monitoring wells are located on-site (see “—Environmental Matters” below).

(4)
This transaction was part of a broader portfolio recapitalization in which Kohlberg Kravis Roberts & Co. L.P. entered into a joint venture with Drawbridge Realty Sponsor, LLC (see “—The Borrowers” below). KKR’s cash contribution to the portfolio is attributed to Discovery Corporate Center Property based on value allocations, noted above as the purchase price, agreed upon by the borrower sponsors.

■
The Mortgage Loan. The mortgage loan (the “Discovery Corporate Center Loan”) is evidenced by a note in the original principal amount of $50,000,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in an office complex located in San Diego, California (the “Discovery Corporate Center Property”). The Discovery Corporate Center Loan was originated by Goldman Sachs Mortgage Company on December 16, 2014 and represents approximately 5.5% of the Initial Pool Balance. The note evidencing the Discovery Corporate Center Loan has an outstanding principal balance as of the Cut-off Date of $50,000,000 and has an interest rate of 4.14575% per annum. The borrowers utilized the proceeds of the Discovery Corporate Center Loan to recapitalize a portfolio of assets now held by the borrower sponsors, including the Discovery Corporate Center Property, fund reserves and pay closing costs.

The Discovery Corporate Center Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Discovery Corporate Center Loan requires payments of interest only during its term. The scheduled maturity date is the due date in January 2025. Voluntary prepayment of the Discovery Corporate Center Loan is permitted on or after the due date in July 2024 without payment of any prepayment premium or yield maintenance premium. Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property. The Discovery Corporate Center Property consists of 228,048 SF of Class A office space located in the Rancho Bernardo master-planned community in San Diego, California. The Discovery Corporate Center Property is leased to Broadcom Corporation (“Broadcom”), and it includes three of four buildings that make up the larger Discovery Corporate Center office complex. The fourth building, Building C, is not collateral for the Discovery Corporate Center Loan and has different ownership. Buildings A & B were build-to-suit for Broadcom in 2007, and they have been 100.0% leased since that time. Building D was also built-to-suit for Broadcom; it was completed in 2011 and is 80.4% occupied. As of December 15, 2014, the Total Occupancy and Owned Occupancy for the Discovery Corporate Center Property were both 92.8%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DISCOVERY CORPORATE CENTER

The following table presents certain information relating to the buildings at the Discovery Corporate Center Property:

Building Summary(1)
Building	Tenant	Year Built	Year Renovated	GLA (SF)	% of GLA	Occupancy
A	Broadcom Corporation	2007	NAP	90,610	39.7%	100.0%
B	Broadcom Corporation	2007	NAP	53,161	23.3	100.0%
D	Broadcom Corporation	2011	NAP	84,277	37.0	80.4%
Total / Wtd. Avg.				228,048	100.0%	92.8%

(1)	Source: Appraisal.

Broadcom Corporation, the sole tenant at the Discovery Corporate Center Property, is a Fortune 500 Company that provides semiconductors for wired and wireless communications. Its products enable the delivery of voice, video, data, and multimedia to and throughout the home, office, and mobile environment. Broadcom utilizes its space at the Discovery Corporate Center Property for product engineering and testing. Broadcom is headquartered in Irvine, California and has approximately 12,550 employees in more than 28 locations around the world. As of December 31, 2013 Broadcom had revenues of $8.3 billion and net operating income of $424 million.

The following table presents certain information relating to the tenant at the Discovery Corporate Center Property:

Tenant Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Broadcom Corporation(3)	NR / A2 / A-	211,563	92.8%	$6,669,443	100.0%	$31.52	1/31/2019	2, 5-year options
Tenant		211,563	92.8%	$6,669,443	100.0%	$31.52
Vacant		16,485	7.2	0	0.0	0.00
Total / Wtd. Avg. Tenants		228,048	100.0%	$6,669,443	100.0%	$31.52

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	UW Base Rent does not include any potential rent reductions that could occur under permitted lease modifications described in “—Modification of the Broadcom Leases”. See “—Cash Flow Analysis” below.
(3)
Broadcom Corporation is currently dark in Building B (53,161 SF, lease expires 1/31/2019) and is actively in the market to sublease this building; however, as of February 2015, Broadcom Corporation is current on rent for all of its leased space. Broadcom Corporation has the right to vacate (go dark) in all or a portion of its space, provided it maintains the premises in the same condition as if fully occupied. In the case that Broadcom Corporation does go dark, the landlord may terminate the lease. Additionally, the borrowers have the option of terminating the Broadcom lease on Building B subject to posting a cash reserve with the lender in an amount equal to contractual rent that would be payable under such lease for the remainder of its term (see “—Modification of the Broadcom Leases” below). The borrowers are also permitted under the loan agreement to modify the Broadcom leases such that base rent is reduced by up to 15% when accompanied by a lease extension of five or more years (see “—Modification of the Broadcom Leases” below). The Underwritten Net Cash Flow for the Discovery Corporate Center Property includes a deduction to account for the possible 15.0% rent reduction even though it is not confirmed that the borrowers will pursue such modification. See “—Cash Flow Analysis” below.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DISCOVERY CORPORATE CENTER

The following table presents certain information relating to the lease rollover schedule at the Discovery Corporate Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	211,563	92.8	92.8%	6,669,443	100.0	31.52	3
2020	0	0.0	92.8%	0	0.0	0.00	0
2021	0	0.0	92.8%	0	0.0	0.00	0
2022	0	0.0	92.8%	0	0.0	0.00	0
2023	0	0.0	92.8%	0	0.0	0.00	0
2024	0	0.0	92.8%	0	0.0	0.00	0
2025	0	0.0	92.8%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	92.8%	0	0.0	0.00	0
Vacant	16,485	7.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	228,048	100.0%		$6,669,443	100.0%	$31.52	3

(1)	Calculated based on approximate square footage occupied by each Owned Tenant per the rent roll dated December 15, 2014.

The following table presents certain information relating to historical occupancy at the Discovery Corporate Center Property:

Historical Leased %(1)
2011(2)	2012	2013	As of 12/15/2014
92.8%	92.8%	92.8%	92.8%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year (or other 12-month period) unless specified otherwise.
(2)	Building D (84,277 SF) was completed in 2011 and has only been 80.4% leased since that time. The 2011 figure represents year-end occupancy.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Discovery Corporate Center Property:

Cash Flow Analysis(1)
	TTM 10/31/2014	Underwritten(2)(3)	Underwritten $ per SF
Base Rent	$6,307,146	$6,669,443	$29.25
Gross Up Vacancy	0	546,223	2.40
Total Rent	$6,307,146	$7,215,666	$31.64
Total Reimbursables	1,331,464	1,305,363	5.72
Revenue Adjustment(4)	0	(1,000,416)	(4.39)
Less Vacancy & Credit Loss	0	(546,223)	(2.40)
Effective Gross Income	$7,638,610	$6,974,390	$30.58

Total Operating Expenses	$1,446,091	$1,502,211	$6.59

Net Operating Income	$6,192,519	$5,472,179	$24.00
TI/LC	0	172,246	0.76
Capital Expenditures	0	34,207	0.15
Net Cash Flow	$6,192,519	$5,265,726	$23.09

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of December 15, 2014 and contractual rent steps through December 31, 2015.
(3)
Underwritten base rent includes income attributed to the Broadcom Corporation Building B dark space (53,161 SF, lease expires 1/31/2019). As of February 2015, Broadcom Corporation is current on rent for all of its leased space.

(4)
Underwritten revenue adjustment represents the maximum 15.0% deduction in rental revenue that would be allowed under permitted Broadcom Corporation lease modifications (see “—Modification of the Broadcom Leases” below).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DISCOVERY CORPORATE CENTER

■	Appraisal. According to the appraisal, the Discovery Corporate Center Property had an “as-is” appraised value of $88,500,000 as of an effective date of November 25, 2014.

■
Environmental Matters. According to three Phase I environmental reports, each dated December 9, 2014, an environmental consultant identified a recognized environmental condition as a result of two adjacent third-party industrial facilities, which have groundwater contamination that is being investigated and remediated pursuant to government oversight. A contamination plume from one of the facilities has impacted groundwater at the Discovery Corporate Center Property, and a plume from the other facility potentially also could impact the Discovery Corporate Center Property. Recent vapor intrusion sampling at the Discovery Corporate Center Property concluded that intrusion is not occurring. The Phase I environmental reports noted that a proposed remedy for one of the adjacent facilities includes a Land Use Covenant (“LUC”) restricting future residential land use and use of groundwater for potable use, and it is possible that a similar LUC might be imposed at the Discovery Corporate Center Property. Groundwater is not used as a potable water source at the Discovery Corporate Center Property. The Phase I environmental reports did not recommend any further action by the owners of the Discovery Corporate Center Property or identify any other recognized environmental conditions. A prior owner, unrelated to the borrower sponsors, has indemnified the borrower sponsors from certain losses related to the environmental matters described above.

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Market Overview and Competition. The Discovery Corporate Center Property is located in Rancho Bernardo, a northern submarket of San Diego, California in the I-15 Corridor area. According to the appraisal, the I-15 Corridor area comprises approximately 7.1 million SF of office space. The Rancho Bernardo/Poway submarket has a submarket vacancy of approximately 3.3% for Class A properties. In the broader San Diego office market, net absorption has remained positive for 15 of the last 20 quarters, and the market recorded net absorption of 983,826 SF during the third quarter of 2014. During the third quarter of 2014, overall vacancy fell to 12.3%, the lowest it has been since the first quarter of 2007. Class A office vacancy for San Diego has posted an 8.2% decrease to 11.8% since its peak in 2009. Leases identified by the appraiser as being comparable to those at the Discovery Corporate Center Property have rental rates ranging from $23.40 (NNN) to $36.36 (full service gross) per square foot.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Discovery Corporate Center Property:

Office Lease Comparables(1)
	Discovery Corporate Center (Mortgaged Property)	Discovery Corporate Center Building C	The Plaza at Scripps Northridge	Scripps Northridge Corp	The Point	Carmel Corporate Plaza	Horizon Tech Center	Innovation Corporate Center
Year Built	2007, 2011	2007	2006	2000	1999	1998	2009	2006
Total GLA	228,048	92,442	112,990	130,000	93,161	86,639	157,884	78,880
Total Occupancy	92.8%	100.0%	96.0	68.0%	98.0%	62.0%	71.0%	100.0%
Quoted Rent Rate per SF	NA	$25.20	$31.20-$36.36	$23.40	$28.80-$29.40	$24.00-$28.20	$23.40	$35.40
Expense Basis	NNN	NNN	Gross + Utilities	NNN	Gross + Utilities	Gross + Utilities	NNN	Gross + Utilities

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DISCOVERY CORPORATE CENTER

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Discovery Corporate Center Property:

Office Sales Comparables(1)
Property Name	City / State	Sale Date	GLA (SF)	Sale Price	Sale Price per SF	Total Occupancy
Torrey Reserve West	San Diego, California	July 2014	118,030	$39,200,000	$332.12	90.0%
Centerpoint Plaza	Carlsbad, California	June 2014	96,683	$26,177,000	$270.75	91.0%
Scripps Research Building	San Diego, California	January 2014	116,556	$64,000,000	$549.09	100.0%
Kilroy Portfolio	San Diego, California	January 2014	1,050,578	$295,000,000	$280.80	91.0%
Century Park I	San Diego, California	December 2013	202,048	$57,750,000	$285.82	100.0%
The Bluffs	San Diego, California	June 2013	68,708	$18,000,000	$261.98	100.0%

(1)	Source: Appraisal.

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The Borrowers. The borrowers are Drawbridge Discovery Corporate A, LLC, Drawbridge Discovery Corporate B, LLC, and Drawbridge Discovery Corporate D, LLC. Each borrower is a single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Discovery Corporate Center Loan. Drawbridge Realty Operating Partnership, LLC, which is the direct owner of the borrowers, is the non-recourse carveout guarantor under the Discovery Corporate Center Loan.

Drawbridge Realty Operating Partnership, LLC (“DROP”) is partially owned by Drawbridge Realty Sponsor, LLC (approximately 22% of total equity of DROP at loan origination), a partnership between affiliates of Kohlberg Kravis Roberts & Co. L.P. (“KKR”) (approximately 67% of equity at loan origination held through its affiliates) and members of the Drawbridge management team through Drawbridge Management Holdings, LLC. DROP was an indirect owner of the Discovery Corporate Center Property prior to the recapitalization. Drawbridge is a vertically-integrated, privately held real estate investment company headquartered in San Francisco, California with asset management, property management, development, acquisition and leasing expertise. The Drawbridge management team has a 20+ year history of executing on its investment strategy. Senior management has acquired and developed over $3 billion of commercial property over the last 20 years. KKR was founded in 1976 and is an investment firm with $98.0 billion in assets under management as of June 2014. KKR manages investments across multiple asset classes including private equity, energy, infrastructure, real estate, capital markets, credit strategies, and hedge funds. In early 2011, KKR launched a dedicated real estate investment business, and as of June 2014, KKR’s real estate business has committed over $1 billion of equity across 20 real estate transactions. Limited partners made up the remaining approximate 11% of indirect equity in DROP at loan origination.

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Escrows. On the origination date, the borrowers funded escrow reserves in the amounts of (i) $118,983 for real estate taxes and (ii) $55,000 for potential groundwater monitoring costs identified in the Phase I environmental reports. The potential groundwater monitoring costs are the responsibility of an unrelated party, but are reserved for given the monitoring wells are located on-site.

In addition, on each due date, the borrowers are required to fund (i) tax and insurance reserves in a monthly amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12 months, provided, however, that tax reserves are not required on any space where the tenant is responsible for and is paying taxes directly to the authorities, and that reserve deposits for insurance premiums are not required if the borrowers maintain an approved blanket policy in accordance with the Discovery Corporate Center Loan documents, (ii) during an DCC Non-Renewal Period, a tenant improvement and leasing commission reserve in an amount equal to the lesser of (1) all excess cash flow in the cash management account after paying debt service, budgeted operating expenses and required reserves, and (2) without taking into account any amount contained in the tenant improvement and leasing commission reserve with respect to termination fees, the amount that would cause the amount on reserve in the tenant improvement and leasing commission reserve to equal the DCC Non-Renewal Reserve Amount and (iii) a capital expenditure reserve in the monthly amount of $3,801.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DISCOVERY CORPORATE CENTER

In addition, in the event that Broadcom is downgraded to or below “BB” by S&P or “Ba2” by Moody’s (a “Broadcom Primary Downgrade”), then 50% of all excess cash flow in the cash management account after paying debt service, budgeted operating expenses and required reserves is required to be deposited in an Broadcom Downgrade Reserve Account on each due date, until the amount contained in such account is equal to six months of then-payable rent under the Broadcom lease(s); provided, however, that if Broadcom is downgraded to or below “B” by S&P or “B2” by Moody’s (a “Broadcom Secondary Downgrade”), then 100% of all excess cash flow in the cash management account after paying debt service, budgeted operating expenses and required reserves will be required to be deposited in the Broadcom Downgrade Reserve Account on each due date, until the amount contained therein is equal to 12 months of then-payable rent for the applicable Broadcom lease(s).

Following a Broadcom Primary Downgrade, if Broadcom’s credit rating has thereafter increased above “BB” by S&P and “Ba2” by Moody’s, all funds in the Broadcom Downgrade Reserve Account will be released to the cash management account. Following an Broadcom Secondary Downgrade, if Broadcom’s credit rating has thereafter increased above “B” by S&P and “B2” by Moody’s (but a Broadcom Primary Downgrade is continuing), funds in in the Broadcom Downgrade Reserve Account in excess of six months of then-payable rent under the Broadcom lease(s) will be released to the cash management account. If a Broadcom Primary Downgrade has occurred and no Broadcom Secondary Downgrade has occurred, and one or more of the Broadcom leases are extended for four years or more, the amount contained in the Broadcom Downgrade Reserve Account attributable to the space covered by such extended lease(s) will be released to the cash management account upon delivery to the lender of an executed copy of the applicable extension, so long as no event of default is continuing and no Broadcom Secondary Downgrade has occurred prior to such delivery.

A “DCC Non-Renewal Period” means, with respect to any DCC Non-Renewing Lease, the period commencing on the date that is 12 months prior to the expiration of the term of such lease and ending on the date that one or more qualifying replacement leases (including extensions and/or renewals of existing leases) have been entered into by the borrowers with respect to the entirety of the space covered by such DCC Non-Renewing Lease.

A “DCC Non-Renewal Reserve Amount” means, with respect to any DCC Non-Renewing Lease, the lesser of an amount equal to (i) 12 months of the rent payable under such DCC Non-Renewing Lease at the then-current rent provided for in such lease (provided that, with respect to any Broadcom lease that is a DCC Non-Renewing Lease, in calculating such amount, credit will be given for amounts on deposit in the Broadcom Downgrade Reserve Account in respect of such Broadcom lease) and (ii) to the extent that the borrowers have entered into one or more qualifying replacement leases (including extensions and/or renewals of existing leases) covering the entirety of the space covered by the applicable DCC Non-Renewing Lease, the actual costs of tenant improvements and leasing commissions and the amount of any free rent (including the cost of any tenant improvements, leasing commissions and/or free rent applicable to any renewals and/or extensions) expressly set forth in such qualifying replacement lease(s).

A “DCC Non-Renewing Lease” means any lease at the Discovery Corporate Center Property covering in excess of 20% of the net rentable area of the Discovery Corporate Center Property for which the applicable tenant has not delivered written notice to renew or extend such lease at least 12 months prior to the expiration of the term of such lease.

■
Lockbox and Cash Management. The Discovery Corporate Center Loan is structured with a hard lockbox and in place cash management. The Discovery Corporate Center Loan documents require the borrowers to direct tenants to pay rent directly to a lender-controlled lockbox account. All amounts in the lockbox account will be swept on a daily basis to the lender-controlled cash management account. On each business day, other than during a Discovery Corporate Center Trigger Period or an event of default under the Discovery Corporate Center Loan documents, all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date will be swept into a borrower-controlled operating account. On each due date during an Discovery Corporate Center Trigger Period or, at the lender’s discretion, during an event of default under the Discovery Corporate Center Loan documents, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DISCOVERY CORPORATE CENTER

(other than during an event of default) operating expenses, and all remaining amounts will be reserved in an excess cash flow reserve account. On each due date during which no Discovery Corporate Center Trigger Period or event of default is continuing, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and required reserves, be swept into a borrower-controlled operating account. During the continuance of an event of default under the Discovery Corporate Center Loan documents, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Discovery Corporate Center Loan to amounts payable under the Discovery Corporate Center Loan and/or toward the payment of expenses of the Discovery Corporate Center Property, in such order of priority as the lender may determine.

A “Discovery Corporate Center Trigger Period” means, (i) the period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the net operating income (as calculated under the loan documents) is less than $4,345,884, and ending at the conclusion of the first fiscal quarter for which the net operating income for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than or equal to $4,345,884, (ii) the period commencing on the date Broadcom files or is the subject of a petition in bankruptcy and terminating on the earlier of (x) the date on which Broadcom emerges from such bankruptcy and affirms each Broadcom lease, (y) the date on which substantially all of the space covered by each Broadcom lease has been relet to a tenant that has the same or better credit rating as the credit rating of Broadcom as of the origination date or which such tenant is otherwise reasonably acceptable to the lender and (z) the date on which Broadcom emerges from such bankruptcy and affirms one or more of the Broadcom leases, and with respect to any Broadcom lease not so affirmed, substantially all of the space covered by any such Broadcom lease has been relet to a tenant that has the same or better credit rating as the credit rating of Broadcom as of the origination date or which such tenant is otherwise reasonably acceptable to the lender, and (iii) the period commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports (subject to certain notice and cure rights) and ending when such financial reports are delivered and they indicate that no Discovery Corporate Center Trigger Period under clause (i) above has commenced and is continuing.

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Property Management. The Discovery Corporate Center Property is currently managed by Drawbridge Realty Management, LLC pursuant to a management agreement. Under the loan documents, the Discovery Corporate Center Property may not be managed by any other party, other than Drawbridge Realty Management, LLC, or a management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the borrower (i) during the continuance of an event of default under the Discovery Corporate Center Loan documents, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for, or is the subject of a petition in, bankruptcy that has not been stayed or dismissed within 60 days or (v) if the property manager is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Modification of the Broadcom Leases. Provided that no event of default is continuing under the Discovery Corporate Center Loan, the borrowers have the right to terminate the lease covering Building B without the consent of the lender, provided that the borrowers reserve with the lender an amount equal to the contractual rent payable under such lease for the remainder of its term, such reserve to be disbursed to the cash management account as scheduled rent payments as though such lease had not been terminated. Such disbursements will end when the amount remaining in the reserve equals the amount of rent that would have been payable for 12 months under the lease at then-applicable rent, had it not been terminated. So long as no event of default is continuing, all amounts in such reserve will be released to the cash management account upon the re-leasing of the space pursuant to a qualifying replacement lease with a tenant whose creditworthiness is no less than the creditworthiness of Broadcom, or otherwise reasonably acceptable to the lender.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DISCOVERY CORPORATE CENTER

In addition, the borrowers are permitted to modify any Broadcom lease without the consent of the lender, if such modification: (i) extends the term of such lease at least one year with a reduction in base rent (if any) of no more than 5% of the rent then payable under such lease, (ii) extends the term of such lease at least three years with a reduction in base rent (if any) of no more than 10% of the rent then payable under such lease and/or (iii) extends the term of such lease at least five years with a reduction in rent (if any) of no more than 15% of the rent then payable under such lease.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Discovery Corporate Center Property, plus eighteen months of rental loss and/or business interruption coverage. If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the Discovery Corporate Center Loan as required by the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the Discovery Corporate Center Property and business interruption/rental loss insurance required under the loan documents on a stand-alone basis (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers are required to purchase the maximum amount of terrorism insurance available on the current market rates with funds equal to such amount, in either such case with a deductible not exceeding $100,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence reasonably satisfactory to the lender that the insurance premiums for the Discovery Corporate Center Property are separately allocated to the Discovery Corporate Center Property under the blanket policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CAMPUS MARKETPLACE

Ralphs

STARBUCKS
COFFEE

Ralphs
Get your flu shot!

Campus Marketplace
Ralphs
CVS
pharmacy
SMOOTHIE KING
CHASE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CAMPUS MARKETPLACE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CAMPUS MARKETPLACE

CARTIFACT.
Hidden Meadows
Vista
National University North Cty Campus
North County Square
Melrose Village Plaza
Palomar College
Campus Marketplace
300, 306, 308, 310, 314, 320, 324, 328, 330, 336, 342, 344, 348 &
380 South Twin Oaks Valley Road
San Marcos, CA 92078
Lake San Marcos
Escondido
Walmart Shopping Center
Cal State University San Marcos
Lake San Marcos Shopping Center
Palomar Medical Center
Plaza Las Palmas
San Marcos
Escondido Promenade
North County Fair Mall
RANCHO BERNARDO
The Mercado
TWIN OAKS VALLEY RD
SAN MARCOS BLVD
E BARHAM DR
Oceanside
Vista
Hidden Meadows
San Marcos
Escondido
Carlsbad
Encinitas
Rancho Santa Fe
Ramona
Poway
Del Mar
Santee
Lakeside
La Mesa
El Cajon
La Jolla
San Diego
Spring Valley
Lemon Grove
La Presa
Coronado
PACIFIC OCEAN

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CAMPUS MARKETPLACE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	San Marcos, California	Cut-off Date Principal Balance	$41,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$284.15
Size (SF)	144,291	Percentage of Initial Pool Balance	4.5%
Total Occupancy as of 12/18/2014(1)	91.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/18/2014(1)	91.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2001 / NAP	Mortgage Rate	4.34450%
Appraised Value	$60,400,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	60
Underwritten Revenues	$4,584,375
Underwritten Expenses	$1,190,410	Escrows
Underwritten Net Operating Income (NOI)	$3,393,965	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,251,709	Taxes	$196,334	$49,084
Cut-off Date LTV Ratio	67.9%	Insurance	$9,100	$4,550
Maturity Date LTV Ratio(2)	67.2%	Replacement Reserve(3)	$64,980	$0
DSCR Based on Underwritten NOI / NCF	1.88x / 1.80x	TI/LC(4)	$281,376	$0
Debt Yield Based on Underwritten NOI / NCF	8.3% / 7.9%	Other(5)	$165,244	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$41,000,000	71.3%	Purchase Price	$56,350,000	98.0%
Principal’s New Cash Contribution	16,508,987	28.7	Reserves	717,035	1.2
			Closing Costs	441,952	0.8

Total Sources	$57,508,987	100.0%	Total Uses	$57,508,987	100.0%

(1)
Total Occupancy and Owned Occupancy include Sushi Dynasty (3,100 SF) which has executed a lease, but has not yet open for business or begun paying rent. We cannot assure you that the tenant will take occupancy or begin paying rent as expected or at all. Total Occupancy and Owned Occupancy excluding Sushi Dynasty are both 88.9%.

(2)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $61,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $60,400,000, is 67.9%. See “—Appraisal” below.

(3)	The replacement reserve is capped at $64,980. See “—Escrows” below.
(4)	The TI/LC reserve is capped at $281,376. See “—Escrows” below.
(5)	Other reserve represents an unfunded obligation reserve. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Campus Marketplace Loan”) is evidenced by a note in the original principal amount of $41,000,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in an anchored retail property located in San Marcos, California (the “Campus Marketplace Property”). The Campus Marketplace Loan was originated by Goldman Sachs Mortgage Company on December 23, 2014 and represents approximately 4.5% of the Initial Pool Balance. The note evidencing the Campus Marketplace Loan has an outstanding principal balance as of the Cut-off Date of $41,000,000 and has an interest rate of 4.34450% per annum. The proceeds of the Campus Marketplace Loan were used to acquire the Campus Marketplace Property, pay closing costs and fund reserves.

The Campus Marketplace Loan had an initial term of 60 months and has a remaining term of 59 months. The Campus Marketplace Loan requires payments of interest only during its term. The scheduled maturity date is the due date in January 2020. The Campus Marketplace Loan may be voluntarily prepaid on or after the due date in February 2017 with the payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the excess, if any, of the present values of the remaining scheduled principal and interest payments, over the amount prepaid, and (ii) 1% of the principal amount being prepaid. Voluntary prepayment of the Campus Marketplace Loan is permitted on and after the due date in October 2019 without payment of any yield maintenance or prepayment premium.

■
The Mortgaged Property. The Campus Marketplace Property is an approximately 144,291 SF anchored retail property located in San Marcos, California on the west side of South Twin Oaks Valley Road, approximately 0.5 miles from Highway 78. The Campus Marketplace Property was constructed in 2001 and is anchored by Ralphs Grocery Store and junior anchored by CVS Pharmacy and Discovery Isle Child Development Center. The Campus Marketplace Property also includes other outparcel and in-line tenants such as Bank of America and Unleashed by Petco. As of December 18, 2014, the Total and Owned Occupancy (including Sushi Dynasty, which executed a lease, but has not yet opened for business or begun paying rent) were both 91.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CAMPUS MARKETPLACE

The following table presents certain information relating to the anchor and junior anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Campus Marketplace Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Ralphs Grocery Store	BBB / Baa2 / BBB	58,527	40.6%	Yes	$1,429,931	$24.43	1/31/2022	$492	5.0%	5, 5-year options
Total Anchors		58,527	40.6%

Jr. Anchors
CVS Pharmacy	NR / Baa1 / BBB+	18,675	12.9%	Yes	$585,999	$31.38	2/28/2022	$412	7.6%	5, 5-year options
Discovery Isle Child Development Center	NR / NR / NR	10,528	7.3	Yes	$375,461	$35.66	1/31/2022	NA	NA	2, 5-year options
Total Jr. Anchors		29,203	20.2%

Occupied In-line		34,593	24.0%	Yes	$1,528,317	$44.18
Occupied Outparcel		9,000	6.2%	Yes	$425,559	$47.28
Other(3)		5	0.0%	Yes	$89,369	NA
Vacant Spaces		12,963	9.0%	NA	$0	$0.00
Total Owned SF		144,291	100.0%
Total SF		144,291	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Ralphs Grocery Store sales are based on the trailing 12-months ending January 2014. CVS Pharmacy sales are based on the trailing 12-months ending May 2014 and exclude sales from prescription drugs.
(3)	Represents two antenna leases (2 SF), a storage lease (1 SF), an ATM lease (1 SF) and Chase Bank CAM (1 SF).

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Campus Marketplace Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Ralphs Grocery Store	BBB / Baa2 / BBB	58,527	40.6%	$1,084,600	31.6%	$18.53	1/31/2022	$492	5.0%	5, 5-year options
CVS Pharmacy	NR / Baa1 / BBB+	18,675	12.9	469,303	13.7	25.13	2/28/2022	$412	7.6%	5, 5-year options
Discovery Isle Child Development Center	NR / NR / NR	10,528	7.3	291,833	8.5	27.72	1/31/2022	NA	NA	2, 5-year options
Bank of America	A / Baa2 / A-	4,500	3.1	201,015	5.9	44.67	11/30/2018	NA	NA	2, 5-year options
Players Sports Bar	NR / NR / NR	4,500	3.1	151,920	4.4	33.76	7/31/2021	$403	10.3%	4, 5-year options
Sushi Dynasty(4)	NR / NR / NR	3,100	2.1	122,760	3.6	39.60	3/31/2025	NA	NA	1, 5-year option
Unleashed by Petco	NR / B3 / B	4,316	3.0	102,419	3.0	23.73	2/28/2017	NA	NA	1, 5-year option
Mr. Taco	NR / NR / NR	1,910	1.3	101,612	3.0	53.20	9/30/2017	$725	8.7%	NA
Flippin’ Pizza, New York Style	NR / NR / NR	2,460	1.7	93,554	2.7	38.03	2/28/2022	NA	NA	2, 5-year options
LA Boxing	NR / Ba3 / BB-	4,316	3.0	80,364	2.3	18.62	2/28/2018	NA	NA	1, 5-year option
Ten Largest Owned Tenants		112,832	78.2%	$2,699,379	78.6%	$23.92
Remaining Owned Tenants		18,491	12.8	652,831	19.0	35.31
Other(5)		5	0.0	79,956	2.3	NA
Vacant Spaces (Owned Space)		12,963	9.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		144,291	100.0%	$3,432,166	100.0%	$26.13

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Total UW Base Rent $ per SF includes income attributed to the 5 SF of other tenants. Total UW Base Rent $ per SF excluding UW Base Rent attributed to other tenants is $25.53.
(3)	Ralphs Grocery Store sales are based on the trailing 12-months ending January 2014. CVS Pharmacy sales are based on the trailing 12-months ending May 2014 excluding sales from prescription drugs.
(4)
Sushi Dynasty executed a lease in August 2014, and is expected to open for business in March 2015 and begin paying rent by April 2015. We cannot assure you that the tenant will take occupancy or begin paying rent as expected or at all.

(5)	Represents two antenna leases (2 SF), a storage lease (1 SF), an ATM lease (1 SF) and Chase Bank CAM (1 SF).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CAMPUS MARKETPLACE

The following table presents certain information relating to the lease rollover schedule at the Campus Marketplace Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM(2)	1	0.0%	0.0%	$0	0.0%	$0.00	1
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	2,330	1.6	1.6%	71,514	2.1	30.69	2
2017	15,739	10.9	12.5%	552,529	16.1	35.11	9
2018	11,689	8.1	20.6%	481,664	14.0	41.21	7
2019	2,210	1.5	22.2%	65,450	1.9	29.62	2
2020	0	0.0	22.2%	0	0.0	0.00	0
2021	4,500	3.1	25.3%	151,920	4.4	33.76	1
2022	90,191	62.5	87.8%	1,939,289	56.5	21.50	5
2023	1,568	1.1	88.9%	47,040	1.4	30.00	1
2024	0	0.0	88.9%	0	0.0	0.00	0
2025	3,100	2.1	91.0%	122,760	3.6	39.60	1
2026 & Thereafter	0	0.0	91.0%	0	0.0	0.00	0
Vacant	12,963	9.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	144,291	100.0%		$3,432,166	100.0%	$26.13	29

(1)	Calculated based on the approximate square footage occupied by each Owned Tenant.
(2)	MTM represents a rePlanet self-service recycling center which pays a monthly fee that is not included in underwritten base rent.

The following table presents certain information relating to historical leasing at the Campus Marketplace Property:

Historical Leased %(1)
	2012	2013	TTM 10/31/2014(2)
Owned Space	90.9%	91.3%	89.8%

(1)	As provided by the borrower and reflects average monthly occupancy for the indicated year (or other 12-month period) unless specified otherwise.
(2)	Includes Sushi Dynasty, which has executed a lease but has not yet taken occupancy or begun paying rent.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at Campus Marketplace Property:

Cash Flow Analysis(1)

	2012	2013	TTM 10/31/2014	Underwritten	Underwritten $ per SF
Base Rent(2)	$3,289,852	$3,318,100	$3,303,288	$3,432,166	$23.79
Contractual Credit Rent Steps(3)	0	0	0	149,739	1.04
Gross Up Vacancy	0	0	0	583,522	4.04
Total Rent	$3,289,852	$3,318,100	$3,303,288	$4,165,428	$28.87
Total Reimbursables	678,104	771,892	760,837	1,002,470	6.95
Other Income	38,597	4,160	2,455	0	0.00
Vacancy & Credit Loss	(97,171)	(50,474)	(109,833)	(583,522)	(4.04)
Effective Gross Income	$3,909,382	$4,043,678	$3,956,748	$4,584,375	$31.77

Total Operating Expenses	$1,028,443	$979,871	$1,019,948	$1,190,410	$8.25

Net Operating Income	$2,880,939	$3,063,807	$2,936,799	$3,393,965	$23.52
TI/LC	0	0	0	123,499	0.86
Capital Expenditures	0	0	0	18,758	0.13
Net Cash Flow	$2,880,939	$3,063,807	$2,936,799	$3,251,709	$22.54

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent based on contractual rents as of December 18, 2014 and rent steps through February 29, 2016.
(3)
The Underwritten Contractual Credit Rent Steps line item is the present value of credit tenant contractual rent steps through lease maturity, applying a 9.5% discount rate. Credit tenants include Ralphs Grocery Store, CVS Pharmacy, Bank of America, UPS and AT&T.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CAMPUS MARKETPLACE

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Appraisal. According to the appraisal, the Campus Marketplace Property had an “as-is” appraised value of $60,400,000 as of November 20, 2014 and is expected to have an “as stabilized” value of $61,000,000 as of an effective date of June 1, 2015 which assumes a stabilized occupancy of 95.0% at the Campus Marketplace Property.

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Environmental Matters. According to a Phase I environmental report, dated September 19, 2014, there are no recognized environmental conditions or recommendations for further action at the Campus Marketplace Property, other than the recommendation for Ralphs Grocery Store (“Ralphs”) and CVS Pharmacy to contact the San Diego County Department of Environmental Health in order to close certain open violations listed with the San Diego Hazardous Materials Management Division.

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Market Overview and Competition. The Campus Marketplace Property is a grocery-anchored retail property located in San Marcos, California. The Campus Marketplace Property is located on the west side of South Twin Oaks Valley Road, approximately 0.5 miles south of State Route 78 and directly across the street from the campus of California State University San Marcos. The university is currently home to more than 10,000 students and is undergoing a new phase of development which will include a library, additional classrooms, student housing and athletic fields. Per the appraisal, the university is ultimately expected to serve between 25,000 and 35,000 students. As of 2014, the population within a five-mile radius of the Campus Marketplace Property was 196,593 with an average household income of $72,998. According to a third quarter 2014 market research report; the San Marcos submarket contains approximately 2.85 million SF of retail space with a reported vacancy rate of 5.5%.

The following table presents certain information relating to the primary competition for the Campus Marketplace Property:

Competitive Set(1)
	Campus Marketplace	Via Marco Plaza	San Marcos Plaza	Nordahl Marketplace	Sycamore Terrace Shopping Center	San Marcos Civic Center Plaza	Palomar Plaza
Distance from Subject	-	1.2 miles	3.0 miles	1.8 miles	6.0 miles	0.6 miles	2.0 miles
Property Type	Retail	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	2001	1987	1992	1991	2006	2007	1977
Total GLA	144,291	12,200	80,244	343,839	57,200	60,552	72,908
Total Occupancy	91.0%	81%	97%	92%	99%	99%	95%
Anchors & Jr. Anchors	Ralphs Grocery Store, CVS Pharmacy, Discovery Isle Child Development Center	Ara Lebanese Grill	Beauty Salon	Spring Communication, Walls Beds & More	Fred Loya Insurance, USA Locksmith, Fantastic Sam’s, Mexican Restaurant	Pizza Nova, IN2IT Nutrition Store, FedEx Kinkos	Rita’s San Diego

(1)	Source: Appraisal.

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The Borrowers. The borrowers are Campus CMH, LLC, Campus 36 CMH, LLC and Campus BRB, LLC as tenants-in-common. Each borrower is a single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Campus Marketplace Loan. Christopher C. Schirm, who indirectly owns a portion of Campus CMH, LLC and Campus 36 CMH, LLC, and Veronica Schirm are the non-recourse carveout guarantors under the Campus Marketplace Loan. Campus CMH, LLC and Campus 36 CMH, LLC are indirectly and majority owned by the Carolyn M. Holmer Trust, a private REIT, which has a 40 year history of owning and operating real estate projects. Christopher C. Schirm is co-trustee and a beneficiary of the Carolyn M. Holmer Trust. Campus BRB, LLC is an entity indirectly owned by H. William Kujat, Robert L. Mariash and Ryan Denk. Mr. Kujat is the president and founder of Safeway Holdings (Alberta) Ltd., a private company, and he individually and through a variety of entities, has an ownership interest in approximately two million square feet of real estate properties. Mr. Mariash has been involved in construction development and re-positioning of real estate properties for over thirty-eight years. Mr. Denk has been involved in commercial real estate for the past 15 years and provides asset management services through R.D. Advisors for real estate assets of the Carolyn M. Holmer Trust.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CAMPUS MARKETPLACE

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Escrows. On the origination date, the borrowers funded escrow reserves in the amounts of (i) $196,334 for real estate taxes, (ii) $9,100 for certain insurance expenses, (iii) $281,376 for tenant improvements and leasing commissions reserves, (iv) $64,980 for replacement reserves and (v) $165,244 for unfunded obligations. The unfunded obligations include $151,144 of unpaid TI/LC obligations and a free rent allowance for Sushi Dynasty, $11,100 of unpaid TI allowance owed to Cuppa Juice and $3,000 of an unpaid TI allowance owed to Alpha Physical Therapy.

In addition, on each due date, the borrowers will be required to fund, (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, (ii) a tenant improvement and leasing commission reserve in an amount equal to $7,816 (capped at $281,376), (iii) a capital expenditure reserve in an amount equal to $1,805 (capped at $64,980) and (iv) upon the occurrence of a Ralphs Rollover Deposit Period, all excess cash until an amount equal to $1,200,000 is on deposit in the related reserve, if a letter of deposit in the face amount equal to $1,200,000 has not been deposited with the lender.

A “Campus Marketplace Trigger Period” means, commencing with the fiscal quarter that ends on March 31, 2015, any period from (i) the conclusion of any 12-month period (ending on the last day of a fiscal quarter) during which the debt service coverage ratio (as calculated under the loan documents) is less than 1.10x, and ending at the conclusion of the second of any two consecutive fiscal quarters for which the debt service coverage ratio is greater than 1.10x based upon the trailing 12-month period (ending on the last day of any fiscal quarter), (ii) the period commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports (subject to certain notice and cure rights) and ending when such financial reports are delivered and they indicate that no Campus Marketplace Trigger Period under clause (i) above has commenced and is continuing, or (iii) a Ralphs Rollover Deposit Period.

A “Ralphs Rollover Deposit Period” means any period from (i) the occurrence of a Ralphs Rollover Event to (ii) (x) as it relates to a Ralphs Termination Event, either (a) Ralphs rescinds the termination notice or has no right to terminate its lease pursuant to its terms or (b) at least 58,000 rentable square feet of the Ralphs space is subject to one or more approved substitute leases and the tenants under such leases are in occupancy, paying rent and provide reasonably acceptable estoppels confirming tenant improvement allowances and other similar sums have been paid; (y) as it relates to a Ralphs Vacating Event, either (a) the lender is reasonably satisfied that Ralphs has recommenced its business, is paying rent and is otherwise in compliance with the terms of its lease or (b) at least 58,000 rentable square feet of the Ralphs space is subject to one or more substitute leases and the tenants under such leases are in occupancy, paying rent and provide reasonably acceptable estoppels confirming tenant improvement allowances and other similar sums have been paid; or (z) as it relates to a Ralphs Bankruptcy Event, either (a) Ralphs has affirmed its lease during the bankruptcy proceeding, is paying normal monthly rent and is otherwise in compliance with the terms of its lease or (b) at least 58,000 rentable square feet of the Ralphs space is subject to one or more substitute leases and the tenants under such leases are in occupancy, paying rent and provide reasonably acceptable estoppels confirming tenant improvement allowances and other similar sums have been paid.

A “Ralphs Rollover Event” means the earliest of any of the following: (x) if Ralphs has given written notice to terminate its lease pursuant to its terms (a “Ralphs Termination Event”), (y) the date that Ralphs vacates or abandons all or substantially all of its space for a period of 90 or more consecutive days (other than as a result of a casualty or condemnation or renovations or alterations undertaken pursuant to the terms of its lease) and ceases paying rent in accordance with the terms of its lease (a “Ralphs Vacating Event”), or (z) the date of the filing of a bankruptcy petition by or against Ralphs or the guarantor under the Ralphs lease under the Bankruptcy Code (a “Ralphs Bankruptcy Event”).

A “Campus Marketplace Cash Management Period” means any of the following: (i) the period from the commencement of the initial Campus Marketplace Trigger Period until the end of such Campus Marketplace Trigger Period; (ii) the period from the occurrence of the initial event of default until the cure of such event of default; or (iii) the period from the commencement of any subsequent Campus Marketplace Trigger Period or event of default until the repayment in full of the Campus Marketplace Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CAMPUS MARKETPLACE

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Lockbox and Cash Management. The Campus Marketplace Loan is structured with a springing lockbox and springing cash management. Upon the occurrence and during the continuance of a Campus Marketplace Cash Management Period, the loan documents permit the lender to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the Campus Marketplace Property and all other money received by the borrowers or the property manager with respect to the Campus Marketplace Property be deposited into such lockbox account. At the end of each business day during a continuing Campus Marketplace Cash Management Period, all amounts in the lockbox account will be required to be directed into a cash management account controlled by the lender pursuant to the Campus Marketplace Loan documents. All amounts in the cash management account or which are being held as additional collateral will be required to be swept into an operating account at such time as such Campus Marketplace Cash Management Period is no longer continuing.

On each due date during a Campus Marketplace Cash Management Period, or, at the lender’s discretion, during an event of default under the Campus Marketplace Loan, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required to pay debt service, required reserves and budgeted operating expenses, be held as additional collateral for the Campus Marketplace Loan.

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Property Management. The Campus Marketplace Property is managed by Wilson Property Services, Inc. pursuant to a management agreement. Under the Campus Marketplace Loan documents, the Campus Marketplace Property must remain managed by Wilson Property Services, Inc. or any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to terminate, or require the borrowers to terminate, the property manager and to replace them with a property manager selected by the lender (i) during the continuance of an event of default under the Campus Marketplace Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for, or is the subject of a petition in, bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, provided, any replacement property manager will be subject to the approval of the borrower which approval will not be unreasonably withheld, conditioned or delayed and to the extent the borrowers and the lender cannot agree on the designation of such replacement property manager within 15 business days despite both parties acting in good faith, the lender may appoint a replacement without the borrowers’ consent.

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Future Ground Leases. Provided no event of default exists and is continuing, the borrowers are entitled to build a pad site or enter into a ground lease or in-line lease, for an unimproved portion of the current parking areas of the Campus Marketplace Property, the exact dimensions, configuration and location of which are required to be approved by the lender, such approval not to be unreasonably withheld, conditioned or delayed, provided the lender has agreed not to withhold its consent as to the location depicted on a schedule in the loan agreement. The borrowers are required to provide updated surveys, evidence of compliance with applicable land use and zoning laws, an indemnity from the borrower sponsor or another person reasonably acceptable to the lender in favor of the lender concerning the ground lease parcel and reimbursement of the lender’s reasonable costs and expenses.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CAMPUS MARKETPLACE

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Permitted Material Alterations. The borrowers have the right (but not the obligation) to alter (including a reduction in size) the portion of the Campus Marketplace Property, identified as Pad A, including the possible subdivision of such space (the “Pad A Alterations”). The borrowers may not commence construction of Pad A alterations or execute any binding contracts with respect to Pad A unless and until the borrowers have obtained the lender’s approval, which approval is conditioned upon the lender’s receipt and approval of the following items, such approval not to be unreasonably withheld, conditioned or delayed (absent an existing event of default): (a) the plans and specifications of the Pad A Alterations, (b) the budget for the Pad A Alterations and (c) the construction contract. In addition, the borrowers are required to provide, among other things, (x) evidence demonstrating that access to and use of the Campus Marketplace Property will not be materially adversely affected during and after construction, (y) a completion guaranty acceptable to the lender and (z) evidence that the alterations will be paid out of the borrowers’ equity without the assumption of more debt by the borrowers. After the commencement of the Pad A Alterations, construction may not be delayed for more than 30 days at any time, and must be substantially completed within one year of the commencement of construction, subject to force majeure.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Campus Marketplace Property (plus 12 months of business interruption coverage). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Campus Marketplace Loan as described in the preceding sentence, but will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Campus Marketplace Property are separately allocated to the Campus Marketplace Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE AVENUE AT LUBBOCK

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE AVENUE AT LUBBOCK

CARTIFACT
The Avenue at Lubbock
1212 North Quaker Avenue
Lubbock, TX 79415
LUBBOCK PRESTON SMITH INTERNATIONAL AIRPORT
SKYVIEW
NORTH BY NORTHWEST
KENT ST
CLOVIS HWY
ERSKINE ST
Lubbock Heart Hospital
Texas Tech University
Jones AT&T Stadium
United Spirit Arena
Lubbock
BROADWAY
19TH ST
Panhandle South Plains Fairgrounds
Wells Fargo Amphitheatre
Covenant Medical Center
Covenant Children's Hospital
Lubbock Christian University
34TH ST
50TH ST
Grace Medical Center
Caprock Center
Ventura Place
CAPROCK
BAYLESS ATKINS
South Plains Mall
Central Plaza
66TH ST
98TH ST
QUAKER AVE
INDIANA AVE
UNIVERSITY AVE
AVENUE Q
S SLATON RD
289
27
84
82
62
114
327
Guymon
Perryton
Woodward
Perry
OKLAHOMA
Oklahoma City
Elk City
Amarillo
Canyon
Pauls Valley
Childress
Vernon
Paducah
Wichita Falls
Seymour
Lubbock
TEXAS
Jacksboro
Dallas-Fort Worth
Lamesa
Snyder
Abilene
Stephenville
Midland
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE AVENUE AT LUBBOCK

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		MC-Five Mile
Location (City/State)	Lubbock, Texas	Cut-off Date Principal Balance		$39,200,000
Property Type	Multifamily	Cut-off Date Principal Balance per Bed		$49,746.19
Size (Beds)	788	Percentage of Initial Pool Balance		4.3%
Total Occupancy as of 1/5/2015	97.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/5/2015	97.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2013 / NAP	Mortgage Rate		4.40000%
Appraised Value	$52,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$5,364,754
Underwritten Expenses	$2,259,871
Underwritten Net Operating Income (NOI)	$3,104,882	Escrows
Underwritten Net Cash Flow (NCF)	$3,026,082		Upfront	Monthly
Cut-off Date LTV Ratio	75.0%	Taxes	$152,394	$50,798
Maturity Date LTV Ratio	68.5%	Insurance	$18,884	$9,442
DSCR Based on Underwritten NOI / NCF	1.32x / 1.28x	Replacement Reserves	$0	$6,567
Debt Yield Based on Underwritten NOI / NCF	7.9% / 7.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$39,200,000	100.0%	Loan Payoff	$27,802,032	70.9%
			Principal Equity Distribution	9,836,731	25.1
			Closing Costs	1,389,959	3.5
			Reserves	171,278	0.4
Total Sources	$39,200,000	100.0%	Total Uses	$39,200,000	100.0%

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The Mortgage Loan. The mortgage loan (“The Avenue at Lubbock Loan”) is evidenced by a note in the original principal amount of $39,200,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 788-bed student housing complex located in Lubbock, Texas (“The Avenue at Lubbock Property”). The Avenue at Lubbock Loan was originated by MC-Five Mile Commercial Mortgage Finance LLC on November 24, 2014. The Avenue at Lubbock Loan has an outstanding principal balance as of the Cut-off Date of $39,200,000 which represents approximately 4.3% of the Initial Pool Balance, and accrues interest at a rate of 4.40000% per annum. The proceeds of The Avenue at Lubbock Loan were used to refinance the existing debt, fund reserves and closing costs and to return equity to the borrower.

The Avenue at Lubbock Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Avenue at Lubbock Loan requires payments of interest only for the initial 60 months and then payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of The Avenue at Lubbock Loan is the due date in December 2024. Voluntary prepayment of The Avenue at Lubbock Loan without payment of any prepayment premium is permitted on or after the due date in September 2024. Defeasance of The Avenue at Lubbock Loan with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by, the full faith and credit of the United States of America or other obligations which are “government securities” permitted under The Avenue at Lubbock Loan documents, is permitted at any time on or after the second anniversary of the securitization Closing Date.

■
The Mortgaged Property. The Avenue at Lubbock Property is a Class A student housing property located in Lubbock, Texas. The Avenue at Lubbock Property consists of 263 units containing 788 beds and offers a variety of unit configurations including traditional apartments and townhomes. The Avenue at Lubbock Property was constructed in 2013 and is located approximately 1.5 miles northwest of the Texas Tech University (“Texas Tech”) campus. The improvements are situated on an approximately 26.3-acre parcel and consist of 19 three-story residential buildings, which offer one, two, three, four and five bedroom floorplans ranging in size from 594 SF to 2,200 SF. The Avenue at Lubbock Property offers amenities including a resort-style outdoor pool, a hot tub, a sand volleyball court and a clubhouse containing a community room, game room, full kitchen, computer/business center, tanning beds and fitness center. All units include a full appliance package, full-size washer and dryers and an optional full furniture package including beds, dressers, chairs, sofas and coffee tables. The Avenue at Lubbock Property is located along the route for Lubbock’s Citibus service, which stops at two locations within The Avenue at Lubbock Property and provides direct access to the Texas Tech campus. As of January 5, 2015, The Avenue at Lubbock Property’s Total Occupancy and Owned Occupancy were both 97.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE AVENUE AT LUBBOCK

The following table presents certain information relating to the units and rent at The Avenue at Lubbock Property:

Unit Type	Occupied Beds(1)	Vacant Beds(1)	Total Beds(1)	% of Total Beds	Average SF per Unit(2)	Market Rent/Bed per month(2)	Actual Rent/Bed per month(1)	Average UW Rent/Bed per month	Underwritten Annual Rent
1BR/1BA	18	0	18	2.3%	594	$795	$788	$788	$170,160
1BR/1.5BA	24	0	24	3.0	844	$865	$852	$852	245,460
2BR/2.5BA	67	1	68	8.6	1,110	$609	$583	$583	475,800
2BR/2.5BA	18	0	18	2.3	1,188	$645	$625	$625	135,000
3BR/3.5BA	99	3	102	12.9	1,460	$545	$529	$529	647,460
3BR/3.5BA	91	2	93	11.8	1,438	$555	$531	$531	592,140
4BR/4.5BA	383	17	400	50.8	1,688	$520	$507	$507	2,433,264
5BR/5.5BA	64	1	65	8.2	2,200	$499	$493	$493	384,300
Total / Wtd. Avg.	764	24	788	100.0%		$553	$538	$538	$5,083,584

(1)	As provided by the borrower per the January 5, 2015 rent roll.
(2)	Per the appraisal.

The following table presents certain information relating to historical leasing at The Avenue at Lubbock Property:

Historical Leased %(1)(2)
As of 1/31/2014	As of 1/5/2015
87.2%	97.0%

(1)	As provided by the borrower.
(2)	Construction of the property was completed in August 2013 and was in lease-up during the 2013-2014 academic year.

■
Operating History and Underwritten Net Cash Flow. Construction of The Avenue at Lubbock Property was completed in August 2013 and the property was leased up during the 2013-2014 academic year. Total and Owned Occupancy was 87.2% as of January 31, 2014 and 97.0% as of January 5, 2015. Underwritten Net Cash Flow for The Avenue at Lubbock Property reflects a 5.0% economic vacancy and in-place leases, which are below the appraiser’s concluded rent on a per-bed basis. Leases at The Avenue at Lubbock Property are generally for 12-month terms that correspond with the school year. As of the January 5, 2015 rent roll, approximately 90.8% of tenants are subject to 12-month leases. All leases are either signed with parental guarantees or by creditworthy tenants.

The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Avenue at Lubbock Property:

Cash Flow Analysis(1)(2)

	TTM 10/31/2014	Underwritten	Underwritten $ per Bed
Base Rent	$4,750,111	$4,935,484	$6,263
Gross Up Vacancy	0	148,100	188
Gross Potential Rent	$4,750,111	$5,083,584	$6,451
Vacancy, Credit Loss & Concessions	0	(254,179)	(323)
Total Rent Revenue	$4,750,111	$4,829,405	$6,129
Other Revenue(3)	544,979	535,349	679
Effective Gross Income	$5,295,090	$5,364,754	$6,808

Real Estate Taxes	$11,609	$591,821	$751
Insurance	96,349	110,002	140
Management Fee	174,165	214,590	272
Other Operating Expenses	1,462,814	1,343,458	1,705
Total Operating Expenses	$1,744,938	$2,259,871	$2,868

Net Operating Income	$3,550,152	$3,104,882	$3,940
Replacement Reserves	0	78,800	100
Net Cash Flow	$3,550,152	$3,026,082	$3,840

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Construction of the property was completed in August 2013 and the property was in lease-up during the 2013-2014 academic year.
(3)	Other Revenue includes furniture rental charges, application fees, late fees, non-sufficient funds charges, utility reimbursements and other miscellaneous charges.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE AVENUE AT LUBBOCK

■	Appraisal. According to the appraisal, The Avenue at Lubbock Property had an “as-is” appraised value of $52,300,000 as of an effective date of October 7, 2014.

■	Environmental Matters. According to a Phase I environmental report, dated October 13, 2014, there are no recognized environmental conditions at The Avenue at Lubbock Property.

■
Market Overview and Competition. The Avenue at Lubbock Property is located in Lubbock, Texas, which is part of Lubbock County and is approximately 1.5 miles northwest of the Texas Tech campus. Texas Tech had an enrollment of 35,158 students during the fall 2014 semester and the University has publicly stated that it anticipates increasing enrollment to 40,000 students by 2020. University-owned student housing consists of approximately 8,000 beds, the majority of which are traditional dormitories with shared rooms and common bathroom facilities. According to the appraiser there are no plans for the construction of additional University-owned student housing. The remaining approximately 27,158 Texas Tech students live in privately owned student housing properties with approximately 10,100 beds or in traditional apartments or single-family homes. According to the appraiser for The Avenue at Lubbock Property, one new student housing property is planned, with a projected completion date of fall 2016.

The appraiser’s competitive set is comprised of six student housing properties with similar amenities, located in Lubbock, Texas. The competitive set includes 1,464 units and 4,640 beds with a weighted average occupancy of 97.0%. Average rents at the comparable properties range from $453 to $514 per bed per month.

The following table presents certain information relating to the primary competition for The Avenue at Lubbock Property:

Competitive Set(1)
	The Avenue at Lubbock	The Republic at Lubbock	University Courtyard	Cottages at Lubbock	Gateway at Lubbock
Location	Lubbock	Lubbock	Lubbock	Lubbock	Lubbock
Year Built	2013	2011	2005	2009	2005
Occupancy	97.0%	96.0%	96.0%	98.0%	97.0%
No. of Beds	788	853	864	847	744
Asking Rent per Bed	$538	$502	$459	$514	$479
Distance from Subject	–	0.8 miles	1.0 miles	5.1 miles	1.3 miles
	Raiders Pass	The Grove
Location	Lubbock	Lubbock
Year Built	2002	2008
Occupancy	100.0%	94.0%
No. of Beds	828	504
Asking Rent per Bed	$453	$498
Distance from Subject	2.4 miles	1.1 miles

(1)	Source: Appraisal.

■
The Borrower. The borrower is CD/Park7 Lubbock I Owner LP, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Avenue at Lubbock Loan. The non-recourse carveout guarantors under The Avenue at Lubbock Loan are Ronald J. Gatehouse, Paul R. Levine, Beejan Savabi, Stephen Sidorick, Jr. and Philip Smith. Through various entities, the non-recourse carveout guarantors collectively own Park7 Group, which is an integrated real estate development, construction and management organization, focusing exclusively on student housing. Park7 Group currently manages a portfolio of approximately 4,000 beds in five properties. Prior to forming Park7 Group, the non-recourse carveout guarantors managed a portfolio of student housing properties containing more than 16,000 beds.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE AVENUE AT LUBBOCK

■
Escrows. On the origination date, the borrower funded aggregate reserves of $171,278 with respect to The Avenue at Lubbock Property, comprised of (i) $152,394 for real estate taxes and (ii) $18,884 for insurance premiums.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to The Avenue at Lubbock Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the succeeding 12-month period and (iii) a replacement reserve in an amount equal to $6,567 (approximately $100 per bed per year or $300 per unit per year).

■
Lockbox and Cash Management. The Avenue at Lubbock Loan is structured with a springing lockbox and springing cash management. The Avenue at Lubbock Loan documents require that, upon the first occurrence of a The Avenue at Lubbock Trigger Period, the borrower is required to establish and maintain a lockbox account for the sole and exclusive benefit of the lender into which the borrower is required to deposit or cause to be deposited all revenue generated by The Avenue at Lubbock Property. The Avenue at Lubbock Loan documents require that the funds on deposit in the lockbox account be transferred on each business day to the borrower, except during a The Avenue at Lubbock Trigger Period, in which case the funds are required to be transferred on each business day to the cash management account under the control of the lender. During the continuance of a The Avenue at Lubbock Trigger Period, The Avenue at Lubbock Loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly reserves for budgeted operating expenses, real estate taxes, insurance premiums and replacement reserves, be reserved with the lender and held as additional collateral for The Avenue at Lubbock Loan. During the continuance of an event of default under The Avenue at Lubbock Loan, the lender may apply any excess cash flow to amounts payable under The Avenue at Lubbock Loan and/or toward the payment of expenses of The Avenue at Lubbock Property, in such order of priority as the lender may determine.

A “The Avenue at Lubbock Trigger Period” under The Avenue at Lubbock Loan means a period commencing upon the occurrence and continuance of (a) an event of default under The Avenue at Lubbock Loan documents, (b) the debt service coverage ratio as calculated under The Avenue at Lubbock Loan documents being less than 1.15x for the two prior consecutive calendar quarters, or (c) the debt yield as calculated under The Avenue at Lubbock Loan documents being less than 7.0% for the two prior consecutive calendar quarters, and expiring, as applicable, upon (i) the cure (if applicable) of such event of default, (ii) the debt service coverage ratio being equal to or greater than 1.15x for the four prior consecutive calendar quarters and (iii) the debt yield being equal to or greater than 7.0% for the four prior consecutive calendar quarters.

■
Property Management. The Avenue at Lubbock Property is currently managed by Park7 Management, LLC, an affiliate of the borrower, pursuant to a management agreement. Under The Avenue at Lubbock Loan documents, The Avenue at Lubbock Property is required to be managed by a management company reasonably approved by the lender. During or upon any of (i) the continuance of an event of default under The Avenue at Lubbock Loan, (ii) the debt service coverage ratio of The Avenue at Lubbock Property for the immediately preceding two calendar quarters being less than 1.00x, (iii) the continuance of a material default by the property manager under the management agreement beyond any applicable notice and cure period, (iv) the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager, the lender may require the borrower to terminate the management agreement and replace the property manager with a new property manager selected by the borrower, subject to the lender’s approval.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The property, liability and business interruption insurance coverage required to be maintained under The Avenue at Lubbock Loan documents is required to include coverage for losses due to acts of terrorism, including but not limited to, damage caused by war and the acts of terrorists, including both certified and non-certified acts of terrorists, both foreign and domestic acts of terrorists, in each case in an amount equal to 100% of the “full replacement cost.” See “Risk Factors–Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LINCOLN CITY OUTLET CENTER

OLD NAVY
OLD NAVY

Levi's
OUTLET STORE
AMERICAN EAGLE OUTFITTERS

christopher&banks

CARTER'S CHILDRENSWEAR
maidenform

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LINCOLN CITY OUTLET CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LINCOLN CITY OUTLET CENTER

Seattle
Bellevue
Tacoma
WASHINGTON
Yakima
Richland
Portland
Salem
OREGON
Corvallis
Eugene
Bend
Chinook Winds Casino Resort
Lincoln City Plaza
North Lincoln Hospital
Lincoln City
Devils Lake
NW HOLMES RD
NE 22ND ST
NE 14TH ST
NW HARBOR AVE
NW JETTY AVE
OREGON COAST HWY
NE EAST DEVILS LAKE RD
NE WEST DEVILS LAKE RD
Lincoln City Outlet Center
1500 Southeast East Devils Lake Road
Lincoln City, OR 97367
Pacific Ocean
Oregon Coast Community College
S SCHOONER CREEK RD
Siletz Bay
101
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LINCOLN CITY OUTLET CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Lincoln City, Oregon	Cut-off Date Principal Balance		$27,650,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$102.33
Size (SF)	270,212	Percentage of Initial Pool Balance		3.0%
Total Occupancy as of 12/10/2014(1)	90.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/10/2014(1)	90.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	1989 / 2008	Mortgage Rate		4.09000%
Appraised Value	$42,100,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		60
Underwritten Revenues	$6,903,608
Underwritten Expenses	$2,970,031	Escrows
Underwritten Net Operating Income (NOI)	$3,933,577		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,556,166	Taxes	$150,946	$50,315
Cut-off Date LTV Ratio	65.7%	Insurance	$14,298	$7,149
Maturity Date LTV Ratio	65.7%	Replacement Reserves	$0	$6,980
DSCR Based on Underwritten NOI / NCF	3.43x / 3.10x	TI/LC	$89,100	$22,518
Debt Yield Based on Underwritten NOI / NCF	14.2% / 12.9%	Other(2)	$118,968	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,650,000	68.0%	Purchase Price	$39,500,000	97.1%
Principal’s New Cash Contribution	12,972,423	31.9	Closing Costs	799,112	2.0
Other Sources	50,000	0.1	Reserves	373,311	0.9

Total Sources	$40,672,423	100.0%	Total Uses	$40,672,423	100.0%

(1)
Occupancy was calculated using in-place tenants only. The occupancy calculation excludes all seasonal and short-term tenants and leases expiring within six months from the occupancy date of December 10, 2014.

(2)	The other upfront reserve of $118,968 represents deferred maintenance. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Lincoln City Outlet Center Loan”) is evidenced by a note in the original principal amount of $27,650,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a retail outlet shopping center property located in Lincoln City, Oregon (the “Lincoln City Outlet Center Property”). The Lincoln City Outlet Center Loan was originated by Citigroup Global Markets Realty Corp. on December 22, 2014. The Lincoln City Outlet Center Loan has an outstanding principal balance as of the Cut-off Date of $27,650,000 which represents approximately 3.0% of the Initial Pool Balance, and accrues interest at an interest rate of 4.09000% per annum. The proceeds of the Lincoln City Outlet Center Loan were primarily used to acquire the Lincoln City Outlet Center Property, pay closing costs and fund reserves.

The Lincoln City Outlet Center Loan had an initial term of 60 months, has a remaining term of 59 months as of the Cut-off Date and requires interest only payments during the entire term of the Lincoln City Outlet Center Loan. The scheduled maturity date of the Lincoln City Outlet Center Loan is the due date in January 2020. Provided that no event of default under the Lincoln City Outlet Center Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date. Voluntary prepayment of the Lincoln City Outlet Center Loan without prepayment premium or yield maintenance charge is permitted on or after the due date in July 2019.

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The Mortgaged Property. The Lincoln City Outlet Center Property is a 270,212 SF retail outlet shopping center located in Lincoln City, Oregon. The Lincoln City Outlet Center Property was constructed in 1989 and renovated in 2008. The Lincoln City Outlet Center Property is located along Highway 101. The Lincoln City Outlet Center Property is comprised of seven buildings with 59 retail spaces ranging from 653 to 16,464 SF. The tenant-mix includes Nike, Old Navy Outlet, Eddie Bauer, Columbia Sportswear and Loft Outlet. The Nike store at the Lincoln City Outlet Center Property is the pilot outlet store of the company’s global field-house prototype. Additionally, the Lincoln City Outlet Property has a 125,860 SF, two-story parking garage and surface parking, providing a total of 1,332 parking spaces with a total parking ratio of 4.93 spaces per 1,000 SF of gross leasable area. As of December 10, 2014, the Total Occupancy and Owned Occupancy were both 90.8%. According to the borrower, historical sales for the Lincoln City Outlet Center Property were $261 per SF, $263 per SF, $268 per SF and $266 per SF for 2011, 2012, 2013 and TTM as of September 30, 2014, respectively. Occupancy cost for the Lincoln City Outlet Center Property was 10.3%, 10.1%, 10.0% and 10.3% for 2011, 2012, 2013 and TTM ending October 31, 2014, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LINCOLN CITY OUTLET CENTER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Lincoln City Outlet Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options	Tenant Sales per SF(2)	Occupancy Cost(2)
Eddie Bauer	NR / NR / NR	10,785	4.0%	$237,270	5.2%	$22.00	1/31/2017	NA	$246	14.8%
Columbia Sportswear(3)	NR / NR / NR	8,694	3.2	234,738	5.1	27.00	9/30/2017	NA	$296	14.1%
Old Navy Outlet	BBB- / Baa3 / BBB-	16,464	6.1	205,800	4.5	12.50	1/31/2017	NA	$252	5.0%
Nike	NR / A1 / AA-	13,462	5.0	201,930	4.4	15.00	3/31/2018	2, 5-year options	$520	4.3%
Hollister Outlet	NR / NR / NR	7,570	2.8	166,540	3.7	22.00	2/28/2017	NA	$110	20.3%
North Face(4)	NR / NR / NR	7,360	2.7	151,616	3.3	20.60	11/30/2023	1, 5-year option	$367	8.7%
Dress Barn(5)(6)	NR / NR / NR	8,100	3.0	145,800	3.2	18.00	6/30/2015	NA	$149	20.9%
Loft Outlet	NR / NR / NR	10,000	3.7	140,000	3.1	14.00	3/31/2021	1, 5-year option	$113	22.8%
Rack Room(7)	NR / NR / NR	7,560	2.8	136,080	3.0	18.00	3/31/2024	NA	$286	12.6%
Famous Footwear(8)	NR / NR / NR	5,538	2.0	132,912	2.9	24.00	11/30/2021	NA	$318	11.1%
Ten Largest Owned Tenants		95,533	35.4%	$1,752,686	38.4%	$18.35
Remaining Owned Tenants		149,886	55.5	2,806,738	61.6	18.73
Vacant Spaces (Owned Space)		24,793	9.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		270,212	100.0%	$4,559,424	100.0%	$18.58

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	As provided by the borrower.
(3)	Columbia Sportswear has the option to terminate its lease if total annual sales are less than $869,400 ($100 per SF) in any lease year.
(4)	North Face has a single option to terminate its lease, only during the fifth full lease year (12/1/2017-11/30/2018), if total sales are less than $2.76 million ($375 per SF).
(5)	Dress Barn is relocating within the Lincoln City Outlet Center Property and is in the process of building out the new space.
(6)	Dress Barn has a single option to terminate its lease, during the fifth full lease year (7/1/2020-6/30/2021), if total sales are less than $1.4 million ($173 per SF).
(7)	Rack Room has a single option to terminate its lease, during the fifth full lease year (4/1/2018-3/31/2019), if total sales are less than $1.5 million ($198 per SF).
(8)	Famous Footwear has a single option to terminate its lease, during the twentieth full lease year (12/1/2015-11/30/2016), if total sales are less than $1.65 million ($298 per SF).

The following table presents certain information relating to the lease rollover schedule at the Lincoln City Outlet Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	24,588	9.1	9.1%	413,592	9.1	16.82	6
2016	34,513	12.8	21.9%	692,696	15.2	20.07	9
2017	84,668	31.3	53.2%	1,449,542	31.8	17.12	12
2018	36,696	13.6	66.8%	679,626	14.9	18.52	8
2019	7,310	2.7	69.5%	162,414	3.6	22.22	3
2020	4,013	1.5	71.0%	76,247	1.7	19.00	1
2021	19,914	7.4	78.3%	373,341	8.2	18.75	3
2022	9,085	3.4	81.7%	186,903	4.1	20.57	2
2023	11,809	4.4	86.1%	276,727	6.1	23.43	4
2024	12,823	4.7	90.8%	248,334	5.4	19.37	3
2025	0	0.0	90.8%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	90.8%	0	0.0	0.00	0
Vacant	24,793	9.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	270,212	100.0%		$4,559,424	100.0%	$18.58	51

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LINCOLN CITY OUTLET CENTER

The following table presents certain information relating to historical leasing at the Lincoln City Outlet Center Property:

Historical Leased %(1)(2)
	2012	2013	As of 12/10/2014
Owned Space	98.5%	100.0%	90.8%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless specified otherwise.
(2)
Historical occupancy for 2012 and 2013 includes all tenants at the property. The occupancy calculation as of December 10, 2014 excludes all seasonal and short-term tenants and leases expiring within six months from that date.

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Lincoln City Outlet Center Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 10/31/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$4,776,137	$4,747,475	$4,773,242	$4,738,693	$4,443,538	$16.44
Contractual Rent Steps(3)	0	0	0	0	115,886	0.43
Mark-to-Market Adjustment(4)	0	0	0	0	(52,920)	(0.20)
Percentage Rent(5)	23,585	16,563	42,527	42,568	47,894	0.18
Gross Up Vacancy	0	0	0	0	757,006	2.80
Total Rent	$4,799,722	$4,764,038	$4,815,769	$4,781,261	$5,311,404	$19.66
Total Reimbursables	2,435,583	2,349,144	2,304,507	2,104,863	2,132,560	7.89
Other Income(6)	153,474	324,099	343,667	335,467	216,650	0.80
Vacancy & Credit Loss	0	0	0	0	(757,006)	(2.80)
Effective Gross Income	$7,388,779	$7,437,281	$7,463,943	$7,221,591	$6,903,608	$25.55

Real Estate Taxes	$516,922	$537,187	$538,691	$516,281	$575,031	$2.13
Insurance	133,203	154,075	176,306	183,898	81,701	0.30
Management Fee	175,320	175,320	175,320	175,320	207,108	0.77
Other Operating Expenses	1,741,985	1,802,832	1,867,893	1,774,149	2,106,190	7.79
Total Operating Expenses	$2,567,430	$2,669,414	$2,758,210	$2,649,648	$2,970,031	$10.99

Net Operating Income	$4,821,349	$4,767,867	$4,705,733	$4,571,943	$3,933,577	$14.56
TI/LC	0	0	0	0	293,645	1.09
Capital Expenditures	0	0	0	0	83,766	0.31
Net Cash Flow	$4,821,349	$4,767,867	$4,705,733	$4,571,943	$3,556,166	$13.16

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on December 10, 2014 rent roll.
(3)	Contractual rent steps were underwritten based upon the terms of the leases through November 1, 2015.
(4)
The mark-to-market adjustment is for Kitchen Collection which occupies 2,700 SF and has signed a new lease paying rent of $39.60 per SF. The mark-to-market adjustment is based on the difference between the $39.60 per SF and the market rent of $20.00 per SF.

(5)	Percentage rent includes overage income derived from tenants that have met their sales breakpoints.
(6)	Other income includes temporary tenants, storage, gift card commissions, Tanger Club income, vending, ATM commissions, stroller rental and Just Kiddie Rides.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LINCOLN CITY OUTLET CENTER

■	Appraisal. According to the appraisal, the Lincoln City Outlet Center Property had an “as-is” appraised value of $42,100,000 as of an effective date of November 21, 2014.

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Environmental Matters. The Phase I environmental report received on the Lincoln City Outlet Center Property, dated December 5, 2014, identified a controlled recognized environmental condition resulting from a former U.S. Department of Transportation facility located in the northeast corner of the site with use limitations. Additionally, the environmental consultant recommended the institution of an operations and maintenance plan for asbestos, which was in place at the origination of the Lincoln City Outlet Center Property. The environmental consultant also recommended a Phase II limited site investigation, with further subsurface soil and groundwater testing, to identify a potential recognized environmental condition. A Phase II report was completed on January 20, 2015 and the environmental consultant did not recommend any further investigation at the site.

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Market Overview and Competition. The Lincoln City Outlet Center Property is a retail outlet shopping center in Lincoln City, Oregon. Lincoln City is the northernmost town of the Oregon Coast which is a vacation destination area that runs along the entire coastline of Lincoln County. Per the appraisal, the principal industries of the county are travel (primarily tourism), government, trade, transportation and utilities. The Lincoln City Outlet Center Property is situated in the southern portion of Lincoln City along Highway 101. Highway 101 runs along the west coast north through Washington and south to southern California. According to the appraisal, the 2013 population in a one-, three- and five-mile radius was 2,455, 8,300 and 10,059, respectively, and the 2013 average household income in a one-, three- and five-mile radius was $43,144, $45,768 and $47,667, respectively.

Per the appraisal, as of the third quarter of 2014, there was a total outlet center supply of approximately 84.6 million SF within the US and a total of 3.08 million SF within Oregon and Washington combined with vacancy of 7.3% for the US and 6.2% for Oregon and Washington. The asking rent, as of the third quarter of 2014, was $11.88 per SF for the US market and $13.08 per SF for Oregon and Washington. According to the appraisal, as of the third quarter of 2014, the Lincoln County retail market had 1.7 million SF of retail space with a 5.5% vacancy and $13.00 per SF average rent. In comparison, as of the third quarter of 2014, the Lincoln City retail submarket had 732,573 SF with a 7.3% market vacancy and average rent of $12.72 per SF.

The following table presents certain information relating to the primary competition for the Lincoln City Outlet Center Property:

Competitive Set(1)
	Lincoln City Outlet Center	Seaside Factory Outlets	Centralia Outlets	Factory Stores @ North Bend	Seattle Premium Outlets
Distance from Subject	-	92.3 miles	180 miles	271 miles	298 miles
City, State	Lincoln City, OR	Seaside, OR	Centralia, WA	North Bend, WA	Seattle, WA
Year Built / Renovated	1989 / 2008	1997 / 2006	1988 / 2006	1990	2005
Total GLA	270,212	115,767	200,015	389,787	400,929
Total Occupancy	90.8%	78.6%	100.0%	96.0%	100.0%
Sales per SF	$266	$248	$311	$308	$775
Anchors	Coach, Dress Barn, Nike, Bass Shoes, Ann Taylor, Carter’s Childrenswear, Under Armour	Dress Barn, Carter’s Childrenswear, Van Heusen, OshKosh, Rue 21, Nike	Vanity Fair, Nike, Ralph Lauren, Eddie Bauer, Gap, Under Armour	Banana Republic, Nike, Coach, Gap, Izod, Vanity Fair, Under Armour	Ralph Lauren, Sony, Adidas, Ann Taylor, Banana Republic, Cole Haan, Columbia, Gap, Levi’s, Nike
	Bend Factory Stores	Columbia Gorge Premium Outlets	Woodburn Company Stores	Outlet Shoppes @ Burlington
Distance from Subject	192 miles	105 miles	75.7 miles	326 miles
City, State	Bend, OR	Troutdale, OR	Woodburn, OR	Burlington, WA
Year Built / Renovated	1992 / 1998	1991	1999 / 2003	1970
Total GLA	132,000	185,201	405,478	174,055
Total Occupancy	80.0%	91.1%	98.9%	NAV
Sales per SF	NAV	$300	$555	NAV
Anchors	Carter’s Childrenswear, Coach, Columbia, Eddie Bauer, Izod, Nike, Pendleton	L’Eggs Hanes, Eddie Bauer, Levi’s, Gap, Izod, Adidas	Adidas, Nike, Bass, Cole Haan, Coach, Banana Republic, North Face, Gap	Eddie Bauer, Bass, Coach, Gap, Lululemon, Toys R Us

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LINCOLN CITY OUTLET CENTER

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The Borrower. The borrower is Devils Lake Road, LLC, a single-purpose, single-asset entity, which is indirectly owned by a joint venture between Singerman Real Estate, LLC (“SRE”) and The Outlet Resource Group, LLC. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lincoln City Outlet Center Loan. SRE is a real estate investment firm that has experience investing in both debt and equity across multiple asset classes and through the active ownership of properties, real estate loans and operating companies. The Outlet Resource Group, LLC has participated in and/or directed the development of over 55 outlet centers in the US, Europe, Canada and the Middle East. Singerman Real Estate Opportunity Fund I, L.P. and Singerman Real Estate Opportunity Fund I-A, L.P., affiliates of SRE, are the non-recourse carveout guarantors under the Lincoln City Outlet Center Loan.

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Escrows. In connection with the origination of the Lincoln City Outlet Center Loan, the borrower funded aggregate reserves of $373,312 with respect to the Lincoln City Outlet Center Property, comprised of (i) $150,946 for real estate taxes, (ii) $14,298 for insurance premiums, (iii) $118,968 for deferred maintenance and (iv) $89,100 for tenant improvements and leasing commission costs.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Lincoln City Outlet Center Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the Lincoln City Outlet Center Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) replacement reserves in the amount of $6,980 for on-going replacements to the Lincoln City Outlet Center Property and (iv) $22,518 for on-going tenant improvements and leasing commissions.

In addition, on the origination date of the Lincoln City Outlet Center Loan, the seller of the Lincoln City Outlet Center Property funded $80,000 into an escrow account held by First American Title Insurance Company subject to an escrow to pay any amounts due to Gap and Gap Kids (“The Gap”), as tenant at the Lincoln City Outlet Center Property, as refunds or overages pursuant to its lease. The borrower has collaterally assigned its rights in such escrow and the related escrow agreement to the lender. The funds in this escrow account are to be released to the seller of the Lincoln City Outlet Center Property upon (i) receipt of a tenant estoppel from The Gap reflecting no assertion by tenant of overbilling by the landlord under its lease or (ii) expiration of the term of related lease as in effect as of December 22, 2014 provided that the tenant has otherwise paid all amounts due under its lease to the borrower. In the event that the terms of the escrow agreement are not complied with, the Lincoln City Outlet Center Loan documents require the borrower to deposit all amounts otherwise required thereunder to be deposited with the lender to be held as additional collateral for the Lincoln City Outlet Center Loan and disbursed, provided no event of default is continuing, upon the lender’s receipt of evidence that The Gap has accepted (and is in occupancy of) its space, is paying full rent, has no termination options remaining, that there are no outstanding obligations on the part of borrower (as landlord) and that such lease is in full force and effect.

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Lockbox and Cash Management. The Lincoln City Outlet Center Loan requires a hard lockbox, which is already in place, with springing cash management. The Lincoln City Outlet Center Loan documents require the borrower to cause all rents (other than de minimis income below $1,000) to be paid directly to a lender-controlled lockbox account. The Lincoln City Outlet Center Loan documents also require that all rents and other amounts received by the borrower or the property manager (other than de minimis income below $1,000) be deposited into the lockbox account within two business days after receipt. On each business day that no Lincoln City Outlet Center Trigger Period is continuing, all amounts in the lockbox account are required to be swept to an operating account of the borrower. During the continuance of a Lincoln City Outlet Center Trigger Period, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account on a daily basis and, if no event of default under the Lincoln City Outlet Center Loan documents is continuing, applied to payment of applicable debt service, payment of operating expenses, and funding of required reserves, with the remainder being deposited into an excess cash flow reserve. Funds in the excess cash flow reserve are (i) to the extent no Lincoln City Outlet Center Trigger Period is continuing, to be swept into the borrower’s operating account, and (ii)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LINCOLN CITY OUTLET CENTER

to the extent a Lincoln City Outlet Center Trigger Period is continuing, to be held by the lender as additional collateral for the Lincoln City Outlet Center Loan. During the continuance of an event of default under the Lincoln City Outlet Center Loan documents, the lender may apply any funds in the cash management account to amounts payable under the Lincoln City Outlet Center Loan (and/or toward the payment of expenses of the Lincoln City Outlet Center Property), in such order of priority as the lender may determine.

A “Lincoln City Outlet Center Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence of an event of default under the Lincoln City Outlet Center Loan documents and (ii) the date that the debt service coverage ratio is less than 1.35x; and (B) expiring upon (x) with respect to clause (i) above, the cure of such event of default under the Lincoln City Outlet Center Loan documents and (y) with respect to clause (ii) above, the debt service coverage ratio being equal to or greater than 1.40x for two consecutive calendar quarters.

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Property Management. The Lincoln City Outlet Center Property is currently managed by Aya Management Services, LLC, a third party manager, pursuant to a management agreement. Under the Lincoln City Outlet Center Loan documents, the borrower may terminate and replace the property manager so long as (i) no event of default is continuing under the Lincoln City Outlet Center Loan documents, (ii) the lender receives at least 60 days prior written notice, (iii) the replacement would not cause, without the lender’s prior written consent, directly or indirectly, any termination right, right of first refusal, right of first offer or any other similar right to be exercisable, any termination fees to be due, or a material adverse effect to occur and (iv) the replacement property manager is approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of Rating Agency Confirmation). The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within ninety (90) days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding; (b) an event of default is continuing under the Lincoln City Outlet Center Loan documents; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default under the management agreement by the property manager beyond all applicable notice and cure periods.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for all risks including but not limited to terrorism in an amount equal to the full replacement cost of the Lincoln City Outlet Center Property, and covering no less than 12 months of business interruption coverage as calculated under the loan documents in an amount equal to 100% of the projected gross income from the Lincoln City Outlet Center Property (on an actual loss sustained basis) for a period continuing until the restoration of the Lincoln City Outlet Center Property is completed, and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk” insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $25,000 for terrorism-related claims See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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PARAMOUNT HOTEL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PARAMOUNT HOTEL

CARTIFACT
Paramount Hotel
724 Pine Street
Seattle, WA 98101
QUEEN ANNE
SOUTH LAKE UNION
CAPITOL HILL
DENNY TRIANGLE
BELLTOWN
PIKE/PINE CORRIDOR
RETAIL CORE
Seattle
PIKE MARKET DISTRICT
CBD
Elliott Bay
FIRST HILL
PIONEER SQUARE
CHINATOWN/ INTERNATIONAL DISTRICT
PORT OF SEATTLE
SODO
Kirkland
Redmond
Bellevue
Seattle
Eastgate
Mercer Island
Newcastle
Issaquah
White Center
Seatac
Tukwila
Renton

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PARAMOUNT HOTEL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Seattle, Washington	Cut-off Date Principal Balance		$23,500,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$160,958.90
Size (Rooms)	146	Percentage of Initial Pool Balance		2.6%
Total TTM Occupancy as of 11/30/2014	87.4%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 11/30/2014	87.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1996 / 2011-2014	Mortgage Rate		3.90500%
Appraised Value	$46,900,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$8,608,501
Underwritten Expenses	$4,769,460
Underwritten Net Operating Income (NOI)	$3,839,041	Escrows(2)
Underwritten Net Cash Flow (NCF)	$3,494,701		Upfront	Monthly
Cut-off Date LTV Ratio	50.1%	Taxes	$0	$0
Maturity Date LTV Ratio(1)	47.3%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	4.13x / 3.76x	FF&E	$0	$0
Debt Yield Based on Underwritten NOI / NCF	16.3% / 14.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,500,000	100.0%	Loan Payoff	$20,962,756	89.2%
			Principal Equity Distribution	2,004,632	8.5
			Closing Costs	532,613	2.3

Total Sources	$23,500,000	100.0%	Total Uses	$23,500,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $49,700,000 as of November 13, 2016. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $46,900,000 as of November 13, 2014, is 50.1%.

(2)	See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Paramount Hotel Loan”) is evidenced by a note in the original principal amount of $23,500,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 146-room, full-service hotel located in Seattle, Washington (the “Paramount Hotel Property”). The Paramount Hotel Loan was originated by Goldman Sachs Mortgage Company on December 23, 2014 and represents approximately 2.6% of the Initial Pool Balance. The note evidencing the Paramount Hotel Loan has an outstanding principal balance as of the Cut-off Date of $23,500,000 and has an interest rate of 3.90500% per annum. The borrower utilized the proceeds of the Paramount Hotel Loan to refinance the existing debt on the Paramount Hotel Property, pay closing costs and return equity to the borrower sponsor.

The Paramount Hotel Loan had an initial term of 120 months and has a remaining term of 119 months. The Paramount Hotel Loan requires payments of interest only during its term. The scheduled maturity date is the due date in January 2025. The Paramount Hotel Loan may be voluntarily prepaid at any time after the second anniversary of the securitization Closing Date with the payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the excess, if any, of the present value of the remaining scheduled principal and interest payments, over the amount prepaid, and (ii) 3% of the principal amount being prepaid. Voluntary prepayment of the Paramount Hotel Loan is permitted on or after the due date in October 2024 without payment of any yield maintenance or prepayment premium.

■
The Mortgaged Property. The Paramount Hotel Property is a 146-room, full-service hotel located in Seattle, Washington. The Paramount Hotel Property was constructed in 1996 and underwent renovations from 2011 to 2014. The Paramount Hotel Property features a newly renovated fitness center and WiFi service, a business center and full valet parking facilities. In addition, the Paramount Hotel Property includes one restaurant and 1,335 SF of meeting space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PARAMOUNT HOTEL

The following table presents certain information relating to the estimated 2014 demand analysis with respect to the Paramount Hotel Property based on market segmentation, as provided in the appraisal for the Paramount Hotel Property:

Estimated 2014 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Paramount Hotel	25.0%	25.0%	50.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM October 2014 penetration rates relating to the Paramount Hotel Property and various market segments, as provided in the October 2014 travel research report:

TTM October 2014 Penetration Rates(1)
	Occupancy	ADR	RevPAR
TTM 10/31/2014	104.1%	105.5%	109.7%
TTM 10/31/2013	100.4%	102.1%	102.5%
TTM 10/31/2012	95.7%	101.9%	97.6%

(1)	Source: October 2014 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Paramount Hotel Property:

Paramount Hotel(1)
	2012	2013	TTM 11/30/2014
Occupancy	78.6%	82.5%	87.4%
ADR	$136.27	$147.56	$170.44
RevPAR	$107.14	$121.68	$148.95

(1)	As provided by the borrower.

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Paramount Hotel Property:

Cash Flow Analysis(1)

	2012	2013	TTM 11/30/2014	Underwritten	Underwritten $ per Room
Rooms Revenue	$5,725,056	$6,484,190	$7,937,539	$7,937,539	$54,367
Telephone Revenue	3,429	2,929	3,217	3,217	22
Other Revenue(2)	545,430	536,958	661,429	667,745	4,574
Total Revenue	$6,273,915	$7,024,077	$8,602,185	$8,608,501	$58,962

Room Expense	$1,552,699	$1,898,014	$2,164,689	$2,164,689	$14,827
Telephone Expense	26,001	22,435	26,773	26,773	183
Other Expense	183,564	201,700	204,861	204,861	1,403
Total Departmental Expense	$1,762,264	$2,122,149	$2,396,323	$2,396,323	$16,413
Total Undistributed Expense	1,848,518	1,961,639	2,158,965	2,079,255	14,241
Total Fixed Charges	200,233	249,018	246,460	293,882	2,013
Total Operating Expenses	$3,811,015	$4,332,806	$4,801,748	$4,769,460	$32,668

Net Operating Income	$2,462,900	$2,691,271	$3,800,437	$3,839,041	$26,295
FF&E	250,957	280,963	344,087	344,340	2,358
Net Cash Flow	$2,211,943	$2,410,308	$3,456,350	$3,494,701	$23,936

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes parking, vending commissions, laundry revenue, gift shop income, banquet room rental, restaurant lease and other miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PARAMOUNT HOTEL

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Appraisal. According to the appraisal, the Paramount Hotel Property had an “as-is” appraised value of $46,900,000 as of November 13, 2014 and is expected to have an “as stabilized” value of $49,700,000 as of an effective date of November 13, 2016 which assumes a stabilized average daily rate of $204.88 and occupancy of 80.0% at the Paramount Hotel Property.

■
Environmental Matters. According to a Phase I environmental report, dated November 21, 2014, there are no recognized environmental conditions or recommendations for further action at the Paramount Hotel Property.

■
Market Overview and Competition. The Paramount Hotel Property is located on Pine Street in the heart of the Seattle central business district. The Paramount Hotel Property and its competitive set have an average occupancy of 82.6%, ADR of $161.69 and RevPAR of $133.54 as of the TTM October 2014.

The following table presents certain information relating to the primary competition for the Paramount Hotel Property:

Property	Number of Rooms	Year Built	TTM 9/30/2014 Occupancy	TTM 9/30/2014 ADR	TTM 9/30/2014 RevPAR
Paramount Hotel	146	1996	86.0%	$168.01	$144.66
Mayflower Park Hotel	160	1927	80.0%	$160.00	$128.00
Hotel Max	163	1935	82.0%	$155.00	$127.10
Warwick Hotel	231	1981	80.0%	$150.00	$120.00
Roosevelt Hotel	151	1929	83.0%	$150.00	$124.50
Hotel Vintage Park	125	1922	87.0%	$190.00	$165.30
Homewood Suites (Pike Street)	195	1991	86.0%	$175.00	$150.50
Motif Hotel	319	1973	86.0%	$145.00	$124.70

Source: Appraisal.

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The Borrower. The borrower is 8th & Pine Joint Venture LLC, a single-purpose, single-asset entity. Legal counsel to the borrower was not required to deliver a non-consolidation opinion in connection with the origination of the Paramount Hotel Loan. Michael Bashaw, Rodney Olson, J. Stephen Goodfellow, Gordon Sondland and Tanadgusix Corporation, each an indirect owner of the borrower, are the non-recourse carveout guarantors under the Paramount Hotel Loan.

■
Escrows. On the origination date, the borrower was not required to fund any escrow reserves. On each due date during which (a) the debt yield for the Paramount Hotel Property as of the most recently ended 12-month period (ending on the last day of a fiscal quarter) is less than 10%, or (b) an event of default or Paramount Hotel Trigger Period is continuing, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, and (ii) an FF&E expenditure reserve in an amount equal to the greater of (x) one-twelfth of 4% of the operating income of the Paramount Hotel Property for the previous 12-month period, as determined annually on the last day of December or (y) the monthly amount required to be reserved pursuant to any hotel franchise agreement for the replacement of FF&E.

A “Paramount Hotel Trigger Period” means, (i) the period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the loan documents) is less than 1.05x, and ending at the conclusion of the second fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.10x, and (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports (subject to certain notice and cure rights) and ending when such financial reports are delivered and the borrower indicates that no Paramount Hotel Trigger Period under clause (i) above has commenced and is continuing. A Paramount Hotel Trigger Period may not commence any earlier than March 31, 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PARAMOUNT HOTEL

■
Lockbox and Cash Management. The Paramount Hotel Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of an event of default under the Paramount Hotel Loan documents or a Paramount Hotel Trigger Period, the loan documents permit the lender to deliver notices to each credit card company that services the Paramount Hotel Property, instructing them to remit credit card receivables directly into a lender-controlled lockbox account and require that all cash revenues relating to the Paramount Hotel Property and all other money received by the borrower or the property manager with respect to the Paramount Hotel Property be deposited into such lockbox account. At the end of each business day during a continuing event of default or Paramount Hotel Trigger Period, all amounts in the lockbox account will be required to be directed into a cash management account controlled by the lender. All amounts in the cash management account or which are being held as additional collateral will be required to be swept into an operating account at such time as such event of default or Paramount Hotel Trigger Period is no longer continuing.

On each due date during the continuation of an event of default or a Paramount Hotel Trigger Period, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required to pay debt service, required reserves and budgeted operating expenses, be held as additional collateral for the Paramount Hotel Loan.

■
Property Management. The Paramount Hotel Property is managed by 8th & Pine Financial Limited Liability Company pursuant to a management agreement. Under the Paramount Hotel Loan documents, the Paramount Hotel Property must remain managed by 8th & Pine Financial Limited Liability Company or another management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Paramount Hotel Loan documents, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for, or is the subject of a petition in, bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■
Mezzanine or Secured Subordinate Indebtedness. The Paramount Hotel Loan documents permit future mezzanine financing in connection with the sale of the Paramount Hotel Property and the assumption of the Paramount Hotel Loan, subject to satisfaction of certain conditions set forth in the Paramount Hotel Loan documents, including among others: (i) no event of default under the Paramount Hotel Loan documents is ongoing; (ii) the mezzanine loan is provided by the borrower or certain qualified institutional lenders; (iii) execution of mezzanine loan documents satisfactory to the lender and containing the requirements specified in the Paramount Hotel Loan documents; (iv) the execution of an intercreditor agreement; (v) the mezzanine loan together with the Paramount Hotel Loan have a combined loan-to-value ratio of no greater than 75%; (vi) the debt service coverage ratio (taking into account the mezzanine loan and the Paramount Hotel Loan) is at least 1.35x; (vii) the combined debt yield of the mezzanine loan and the Paramount Hotel Loan is equal to or greater than 10%; (viii) the borrower has paid all reasonable out-of-pocket costs and expenses of the lender incurred in connection with the mezzanine loan; (ix) the mezzanine loan is required to be subordinate to the Paramount Hotel Loan; and (x) receipt of a Rating Agency Confirmation.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PARAMOUNT HOTEL

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Paramount Hotel Property (plus eighteen months of rental loss and/or business interruption coverage). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Paramount Hotel Loan as described in the preceding sentence, but will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Paramount Hotel Property are separately allocated to the Paramount Hotel Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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MACDADE RETAIL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MACDADE RETAIL

MACDADE BOULEVARD
GLENSIDE AVENUE
SOUTH AVENUE
SONIC
Ruby Tuesday
BURGER KING
TD Bank
Hair cuttery
HAPPY NAILS
VACANT
Citizens Bank
Payless
KICKS USA
BIG K mart
ROSS DRESS FOR LESS
Marshalls.
ACME
MCLAUGHLIN'S BEVERAGE
Anchor / In-line
Non Anchor / In-line
Not part of Collateral
Vacant

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MACDADE RETAIL

MacDade Retail
503, 509, 515, 523 South MacDade Boulevard
and 600, 2600, 2610 and 2650 MacDade Boulevard
Holmes, PA 19043
Morton
Holmes
Glenolden
PENNSYLVANIA
Philadelphia
Tinicum Township
PHILADELPHIA INTERNATIONAL AIRPORT
National Park
Paulsboro
NEW JERSEY
Delaware River
Penrose Plaza Shopping Center
Delcroft Shopping Center
St Agnes Medical Center
South Philadelphia Plaza
Citizens Bank Park
Wells Fargo Center
Lincoln Financial Field
PHILADELPHIA NAVAL COMPLEX
University Of Pennsylvania
Kirkbride Center
Girard College
Temple University
VINE ST EXPY
MARKET ST
CHESTNUT ST
WALNUT ST
SOUTH ST
FEDERAL ST
BALTIMORE AVE
BALTIMORE PIKE
LINCOLN AVE
MACDADE BLVD
CHESTER PIKE
HOOK RD
INDUSTRIAL HWY
ISLAND AVE
WOODLAND AVE
PASSYUNK AVE
W ORGEON AVE
DELAWARE EXPY
CROWN POINT RD
HESSIAN AVE
GROVE AVE
MANTUA GROVE RD
BERKLEY RD
W BROAD ST
BILLINGSPORT RD
Trenton
Philadelphia
Wilmington
PENNSYLVANIA
NEW JERSEY
DELAWARE
Doylestown
Boyertown
Harleysville
Phoenixville
Norristown
Malvern
West Chester
Chester
Bristol
Levittown
Cheltenham
Mt. Holly
Medford
Voorhees
Berlin
Glassboro
Pilesgrove
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MACDADE RETAIL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GSMC
Location (City/State)	Holmes, Pennsylvania		Cut-off Date Principal Balance	$22,920,187
Property Type	Retail		Cut-off Date Principal Balance per SF	$87.46
Size (SF)(1)	262,068		Percentage of Initial Pool Balance	2.5%
Total Occupancy as of 11/1/2014	97.3%		Number of Related Mortgage Loans	None
Owned Occupancy as of 11/1/2014	97.3%		Type of Security	Fee Simple
Year Built / Latest Renovation	1969 / 1991, 2014		Mortgage Rate	4.10850%
Appraised Value	$30,275,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	360
			Original Interest Only Period (Months)	NAP
Underwritten Revenues	$3,571,239
Underwritten Expenses	$1,653,688	Escrows(2)
Underwritten Net Operating Income (NOI)	$1,917,550		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,762,254	Taxes	$0	$0
Cut-off Date LTV Ratio	75.7%	Insurance	$0	$0
Maturity Date LTV Ratio	60.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.44x / 1.32x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.4% / 7.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,950,000	100.0%	Loan Payoff	$18,554,107	80.8%
			Principal Equity Distribution	4,119,557	18.0
			Closing Costs	276,337	1.2

Total Sources	$22,950,000	100.0%	Total Uses	$22,950,000	100.0%

(1)	Size (SF) reflects collateral SF inclusive of ground lease tenants for which the borrower owns the land and the tenant owns the improvements.
(2)	See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “MacDade Retail Loan”) is evidenced by a note in the original principal amount of $22,950,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a retail community center property located in the Borough of Glenolden and Ridley Township, Pennsylvania (the “MacDade Retail Property”). The MacDade Retail Loan was originated by Goldman Sachs Mortgage Company on December 16, 2014 and represents approximately 2.5% of the Initial Pool Balance. The note evidencing the MacDade Retail Loan has an outstanding principal balance as of the Cut-off Date of $22,920,187 and has an interest rate of 4.10850% per annum. The proceeds of the MacDade Retail Loan were used to refinance existing debt on the MacDade Retail Property, return equity to the borrower sponsor and pay closing costs.

The MacDade Retail Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-Off Date. The MacDade Retail Loan requires payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date is the due date in January 2025. Voluntary prepayment of the MacDade Retail Loan is permitted on or after the due date in September 2024 without payment of any prepayment premium or yield maintenance premium. Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property. The MacDade Retail Property is a 262,068 SF, single-story retail power center located in the Borough of Glenolden and Ridley Township within Pennsylvania. The MacDade Retail Property was originally built in 1969 as an enclosed mall with Kmart and Acme flanking the ends and a mall corridor located between them. The borrower sponsor has spent the past 10 years renovating and repositioning the MacDade Retail Property as a retail community center. While the MacDade Retail Property remains anchored by Kmart and Acme, it now includes junior anchor tenants Marshall’s, Ross and Retro Fitness. The redevelopment was completed in 2014 and a total of six street-facing tenant suites (ranging in size from 1,650 SF to 7,093 SF) were added while the Kmart and Acme boxes remain largely unchanged. Additionally, Sonic constructed a restaurant outparcel in 2012 at the MacDade Retail Property. The Total Occupancy and Owned Occupancy at the MacDade Retail Property were both 97.3% as of November 1, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MACDADE RETAIL

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the MacDade Retail Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Kmart	C / Caa3 / CCC+	105,569	40.3%	Yes	$913,692	$8.65	6/30/2018	$133	6.5%	2, 5-year options
Acme	NR / NR / B-	46,065	17.6	Yes	$538,404	$11.69	8/31/2020	$426	2.7%	5, 5-year options
Total Anchors		151,634	57.9%

Jr. Anchors
Marshall’s	NR / A3 / A+	26,680	10.2%	Yes	$448,580	$16.81	8/31/2023	NA	NA	3, 5-year options
Ross	NR / A3 / A-	26,547	10.1	Yes	$481,438	$18.14	1/31/2025	NA	NA	(3)
Retro Fitness	NR / NR / NR	15,435	5.9	Yes	$268,802	$17.42	12/31/2023	NA	NA	1, 5-year option
Total Jr. Anchors		68,662	26.2%

In-Line Spaces		22,681	8.7%	Yes	$586,911	$25.88
Outparcels(4)		11,998	4.6%	Yes	$325,274	$27.11
Vacant Spaces		7,093	2.7%	Yes	$0	$0.00
Total Owned SF		262,068	100.0%
Total SF		262,068	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Kmart and Acme sales are based on the trailing 12-months ending 9/30/2014.
(3)	Ross has 3, 5-year renewal options and 1, 4-year 11-month renewal option.
(4)	Outparcels are ground leases between the borrower and the tenant.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the MacDade Retail Property:

Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Kmart	C / Caa3 / CCC+	105,569	40.3%	$448,668	20.3%	$4.25	6/30/2018	$133	6.5%	2, 5-year options
Ross	NR / A3 / A-	26,547	10.1	324,891	14.7	12.24	1/31/2025	NA	NA	(3)
Marshall’s	NR / A3 / A+	26,680	10.2	293,480	13.3	11.00	8/31/2023	NA	NA	3, 5-year options
Acme	NR / NR / B-	46,065	17.6	290,210	13.2	6.30	8/31/2020	$426	2.7%	5, 5-year options
Retro Fitness	NR / NR / NR	15,435	5.9	169,785	7.7	11.00	12/31/2023	NA	NA	1, 5-year option
Citizen’s Bank	A / Baa1 / A-	3,850	1.5	119,350	5.4	31.00	3/31/2023	NA	NA	2, 5-year options
Sonic(4)	NR / NR / NR	2,700	1.0	100,000	4.5	37.04	4/14/2033	$574	7.4%	(5)
Kicks	NR / NR / NR	4,400	1.7	96,800	4.4	22.00	11/30/2024	NA	NA	2, 5-year options
Ruby Tuesday(4)	NR / Caa1 / B-	5,629	2.1	72,600	3.3	12.90	3/31/2023	$268	8.2%	(6)
Payless	NR / NR / B	3,160	1.2	69,520	3.2	22.00	1/31/2024	NA	NA	1, 5-year option
Owned Tenants		240,035	91.6%	$1,985,304	90.0%	$8.27
Remaining Owned Tenants		14,940	5.7	220,468	10.0	14.76
Vacant Spaces (Owned Space)		7,093	2.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		262,068	100.0%	$2,205,772	100.0%	$8.65

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Kmart, Acme, Ruby Tuesday and Sonic sales are based on the trailing 12-months ending 9/30/2014.
(3)	Ross has 3, 5-year renewal options and 1, 4-year 11-month renewal option.
(4)	Outparcels are ground leases between the borrower and the tenant.
(5)	Sonic has 1, 5-year renewal option and 1, 4-year 11-month renewal option.
(6)	Ruby Tuesday has 1, 5-year renewal option and 1, 4-year 11-month renewal option.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MACDADE RETAIL

The following table presents certain information relating to the lease rollover schedule at the MacDade Retail Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	109,419	41.8	41.8%	543,268	24.6	4.97	3
2019	0	0.0	41.8%	0	0.0	0.00	0
2020	49,734	19.0	60.7%	356,710	16.2	7.17	2
2021	7,421	2.8	63.6%	59,368	2.7	8.00	1
2022	0	0.0	63.6%	0	0.0	0.00	0
2023	51,594	19.7	83.2%	655,215	29.7	12.70	4
2024	7,560	2.9	86.1%	166,320	7.5	22.00	2
2025	26,547	10.1	96.3%	324,891	14.7	12.24	1
2026 & Thereafter	2,700	1.0	97.3%	100,000	4.5	37.04	1
Vacant	7,093	2.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	262,068	100.0%		$2,205,772	100.0%	$8.65	14

(1)	Calculated based on approximate square footage occupied by each Owned Tenant per the rent roll dated November 1, 2014.

The following table presents certain information relating to historical leasing at the MacDade Retail Property:

Historical Leased %(1)
	2012	2013	As of 11/1/2014
Owned Space	NA	NA	97.3%

(1)
Historical occupancy figures are not available because the MacDade Retail Property underwent a multi-year redevelopment which was completed in 2014. The Acme and Kmart tenant boxes remained intact and both tenants remained in continuous operation paying full contractual rent. Three other tenants, Citizens Bank, Ruby Tuesday and TD Bank continued leasing space during and after the redevelopment.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the MacDade Retail Property:

Cash Flow Analysis(1)(2)

	2012	2013	TTM 9/30/2014	Underwritten(3)	Underwritten $ per SF
Base Rent	$956,317	$1,123,691	$1,359,510	$2,205,772	$8.42
Contractual Credit Rent Steps(4)	0	0	0	8,139	0.03
Gross Up Vacancy	0	0	0	164,132	0.63
Total Rent	$956,317	$1,123,691	$1,359,510	$2,378,043	$9.07
Total Reimbursables	651,982	772,954	1,311,162	1,357,328	5.18
Vacancy & Credit Loss	0	(2,642)	(8,771)	(164,132)	(0.63)
Effective Gross Income	$1,608,299	$1,894,003	$2,661,901	$3,571,239	$13.63

Total Operating Expenses	$1,079,704	$1,135,823	$1,617,967	$1,653,688	$6.31

Net Operating Income	$528,595	$758,180	$1,043,934	$1,917,550	$7.32
TI/LC	0	0	0	105,283	0.40
Capital Expenditures	0	0	0	50,014	0.19
Net Cash Flow	$528,595	$758,180	$1,043,934	$1,762,254	$6.72

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
The MacDade Retail Property redevelopment was completed in 2014. Costs directly associated with the redevelopment of the center, certain financing and legal costs, one-time costs and costs not directly associated with the on-going operations of the property have been adjusted from the historical cash flows.

(3)	Underwritten cash flow is based on the November 1, 2014 rent roll with rent steps through March 31, 2016.
(4)	The Underwritten Contractual Credit Rent Steps line item is the present value of Marshall’s contractual rent steps through lease maturity, applying a 9.0% discount rate.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MACDADE RETAIL

■	Appraisal. According to the appraisal, the MacDade Retail Property had an “as-is” appraised value of $30,275,000 as of December 1, 2014.

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Environmental Matters. A Phase I environmental report, dated November 26, 2014, reported that Kmart, the largest tenant at the MacDade Retail Property, had retained an environmental consultant to perform subsurface sampling in order to investigate and characterize residual impacts from former hydraulic lifts and an underground storage tank in the Kmart space. Kmart reportedly is solely responsible for the costs of any remediation that may be needed. The Phase I environmental report did not recommend any action by the borrower or identify any other recognized environmental conditions or recommendations for further action at the MacDade Retail Property.

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Market Overview and Competition. The MacDade Retail Property is located on the south side of MacDade Boulevard, between South and Glenside Avenues, in Ridley Township, Delaware County, PA. MacDade Boulevard is a commercial artery running east-west through portions of Delaware County. It runs southeast to Interstate 476 (The Blue Route) and northeast to Church Lane on the western edge of Philadelphia. The MacDade Retail Property is located approximately 3 miles from Interstate 476, a north-south interstate corridor through eastern Pennsylvania. The local area is also served by bus and regional rail service operated by SEPTA (Southeastern Pennsylvania Transportation Authority). The Philadelphia Airport is located on the border of Philadelphia and Delaware County and is an approximately 5-mile drive from the MacDade Retail Property. MacDade Boulevard has an estimated traffic count of 24,000 vehicles per day. The demographics in a 3-mile radius show 160,544 persons with an average household income of $71,290 for 2014. The MacDade Retail Property is located in the Delaware County submarket, which, according to a market research report, has a submarket vacancy of 4.5% in the second quarter of 2014. The appraiser’s primary competitive set included 5 shopping centers (3 of which are shown below), all of which are currently 100% occupied and located within 1.8 miles of the MacDade Retail Property.

The following table presents certain information relating to the primary competition for the MacDade Retail Property:

Competitive Set(1)
	MacDade Retail	MacDade Plaza	Glenolden Shopping Center	Pathmark Shopping Center
Distance from Subject	-	0.2 miles	0.9 miles	1.1 miles
Property Type	Anchored Retail	Convenience/Strip Center	Community Center	Neighborhood Center
Year Built / Latest Renovation	1969 / 1991, 2014	NA	1975 / 2005	1983
Total GLA	262,068	60,000	102,071	108,587
Total Occupancy	97.3%	100%	100%	100%
Anchors	Kmart, Acme, Marshall’s, Ross	Family Dollar, PLCB Wine & Spirits	Wal-Mart	Pathmark, Forman Mills

(1)	Source: Appraisal.

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The Borrower. The borrower is MacDade Mall Associates L.P. The borrower is a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the MacDade Retail Loan. Steven B. Wolfson and Milton S. Schneider, indirect owners of the borrower, are the non-recourse carveout guarantors under the MacDade Retail Loan. Mr. Wolfson has over 25 years of experience in the acquisition, development, and management of retail properties, and is the owner of The Wolfson Group Inc. The Wolfson Group Inc., previously Wolfson-Verrichia, Inc., was formed in 1992 and operates as a real estate development and management firm primarily in the Delaware Valley. The Wolfson Group Inc. operates a commercial real estate portfolio in excess of 3.7 million SF. Mr. Schneider is the Chief Executive Officer of The Glenville Group, which is involved in the development, ownership and management of commercial and residential properties.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MACDADE RETAIL

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Escrows. On the origination date, the borrower was not required to fund any escrow reserve. On each due date, the borrower will be required to fund, a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, provided, however, that insurance reserve deposits are not required if the borrower is maintaining an approved blanket policy in accordance with the MacDade Retail Loan documents and the tax reserve deposits are not required if the borrower has provided the lender with copies of paid receipts or other satisfactory evidence that taxes are paid timely. In addition, in the event of a MacDade Retail Tenant Reserve Event, unless the borrower delivers a $500,000 letter of credit to the lender or deposits $500,000 in cash into a tenant trigger reserve account, a “MacDade Retail Cash Sweep Period” will commence and continue until either (i) $500,000 for such MacDade Retail Tenant Reserve Event has been deposited into the tenant trigger reserve account, (ii) the borrower delivers a $500,000 letter of credit to the lender or (iii) a MacDade Retail Tenant Reserve Termination Event has occurred. In the event the borrower has then already received payment of any rents applicable to the MacDade Retail Cash Sweep Period, it will pay the amount thereof to the lender for deposit into the tenant trigger reserve account. Notwithstanding the foregoing, if the borrower elects to obtain and deliver a $500,000 letter of credit to the lender, and if it deposits $100,000 in cash into the tenant trigger reserve account, no MacDade Retail Cash Sweep Period will commence until a period of 60 days following the occurrence of the MacDade Retail Tenant Reserve Event expires and the borrower has not by then delivered the $500,000 letter of credit to the lender. When a $500,000 letter of credit is delivered to the lender, the cash balance in the tenant trigger reserve account will be released to the borrower. In the event that two or more MacDade Retail Tenant Reserve Events occur with respect to the same tenant, the second or subsequent MacDade Retail Cash Sweep Period will continue only until the balance in the tenant trigger reserve account with respect to such MacDade Retail Trigger Tenant is $500,000 in cash or in the form of a letter of credit.

A “MacDade Retail Tenant Reserve Event” will occur if (i) any of Kmart, Acme, Ross, Inc., or MarMaxx Operating Corp. (each, a “MacDade Retail Trigger Tenant”) gives notice of its intention not to extend or renew its lease, (ii) a MacDade Retail Trigger Tenant fails to give notice of its election to renew its lease at least one year before the termination date of such lease, (iii) a MacDade Retail Trigger Tenant fails to notify the landlord of its election to renew its lease when required under such lease (each of the foregoing events a “MacDade Retail Tenant Non-Renewal Trigger Event”), (iv) a landlord event of default under the MacDade Retail Trigger Tenant’s lease beyond any applicable grace or cure period occurs, which event of default (in the lender’s reasonable opinion) could lead to the termination of the MacDade Retail Trigger Tenant lease, (v) bankruptcy or insolvency of a MacDade Retail Trigger Tenant or any lease guarantor for a MacDade Retail Trigger Tenant’s lease occurs and the MacDade Retail Trigger Tenant discontinues the payment of rent, or (vi) if a MacDade Retail Trigger Tenant “goes dark”, vacates, ceases to occupy or discontinues its operations at its leased premises (except for repair and renovation for no more than 90 days or the time period permitted by the applicable lease) and the MacDade Retail Trigger Tenant discontinues the payment of rent.

A “MacDade Retail Tenant Reserve Termination Event” will occur on the earlier to occur of (i) 12 months after the occurrence of the MacDade Retail Tenant Reserve Event or (ii) the date (a) in the event of a MacDade Retail Cash Sweep Period triggered solely by a MacDade Retail Tenant Non-Renewal Trigger Event, a lease extension in accordance with the loan agreement occurs, a re-tenanting of such space in accordance with the loan agreement occurs, or the net operating income of the MacDade Retail Property equals or exceeds $1,917,548, (b) in the event a MacDade Retail Cash Sweep Period triggered solely by a MacDade Retail Tenant Reserve Event described in clause (iv) of the definition thereof, a cure of the applicable event of default under the applicable MacDade Retail Trigger Tenant lease, as determined by the lender in its reasonable discretion, (c) in the event of a cash flow sweep triggered solely by a MacDade Retail Tenant Reserve Event described in clause (v) of the definition thereof, the affirmation of the applicable MacDade Retail Trigger Tenant lease in the applicable bankruptcy proceeding, provided that the applicable MacDade Retail Trigger Tenant is actually paying all rents and other amounts due under its lease, (d) in the event of a MacDade Retail Cash Sweep Period triggered solely by a MacDade Retail Tenant Reserve Event described in clause (vi) of the definition thereof, the applicable MacDade Retail Trigger Tenant recommences its operations at its leased premises and is paying all rents and other amounts due under its lease or a replacement lease, as applicable, occurs, (e) when the balance in the tenant trigger reserve account first equals $500,000 or (f) the borrower delivers a $500,000 letter of credit to the lender.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MACDADE RETAIL

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Lockbox and Cash Management. The MacDade Retail Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of a MacDade Retail Trigger Period, the loan documents permit the lender to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the MacDade Retail Property and all other money received by the borrower or the property manager with respect to the MacDade Retail Property be deposited into such lockbox account. At the end of each business day during a continuing MacDade Retail Trigger Period, all amounts in the lockbox account will be required to be directed into a cash management account controlled by the lender. All amounts in the cash management account or which are being held as additional collateral will be required to be swept into an operating account at such time as such MacDade Retail Trigger Period is no longer continuing.

On each due date during a MacDade Retail Trigger Period, or, at the lender’s discretion, during an event of default under the MacDade Retail Loan, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required to pay debt service, required reserves and budgeted operating expenses, be held as additional collateral for the MacDade Retail Loan. In addition, during a MacDade Retail Trigger Period, in lieu of funds being deposited into the excess cash flow reserve account, the borrower may instead deposit $350,000 in cash into such account or provide the lender with a $350,000 letter of credit. When a $350,000 letter of credit is delivered to the lender, the cash balance in the excess cash flow reserve account will be released to the borrower.

A “MacDade Retail Trigger Period” means the period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the loan documents) is less than 1.10x, and ending at the conclusion of the second fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than or equal to 1.10x.

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Property Management. The MacDade Retail Property is managed by The Wolfson Group, Inc. pursuant to a management agreement. Under the MacDade Retail Loan documents, the MacDade Retail Property must remain managed by The Wolfson Group, Inc. or another management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the MacDade Retail Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for, or is the subject of a petition in, bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, provided, absent a continuing event of default, the borrower may select such substitute property manager, which substituted property manager is subject to the lender’s approval.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MACDADE RETAIL

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Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the MacDade Retail Property (plus eighteen months of rental loss and/or business interruption coverage). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the MacDade Retail Loan as described in the preceding sentence, but will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the MacDade Retail Property are separately allocated to the MacDade Retail Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

411 SEVENTH AVENUE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

411 SEVENTH AVENUE

411 Seventh Avenue - Pittsburgh, PA

Floor	Space 1	Space 2	Space 3	Space 4	Space 5
16	Duquesne Light Company 20,298 SF 10/2029				
15	Duquesne Light Company 12,465 SF 10/2024	Duquesne Light Company 7,833 SF 10/2024			
14A	Oxford Development 2,186 SF 11/2015	Lynrose Company 1,221 SF 6/2015	VACANT 16,891 SF		
14	US General Services 5,684 SF 11/2022	Bilkey Katz Investment 3,675 SF 12/2019	Visual Perceptions 1,785 SF MTM	VACANT 9,192 SF	
12	Jones, Gregg, Creehan & Gerace 12,256 SF 7/2019	Clicks Document Manager 5,364 SF 9/2016	Christopher Hayner 1,515 SF 6/2020	Duquesne Light Company 600 SF 10/2029	VACANT 563 SF
11	WordWrite Communications 2,856 SF 8/2018	VACANT 15,932 SF	VACANT 1,510 SF		
10	Gateway Health Plan, L.P. 20,298 SF 12/2015				
9	Duquesne Light Company 20,298 SF 10/2024				
8	Duquesne Light Company 20,298 SF 10/2029				
7	Duquesne Light Company 20,272 SF 10/2029				
6	Duquesne Light Company 20,272 SF 10/2029				
5	Greater Pittsburgh Literacy Council 13,955 SF 10/2019	VACANT 6,317 SF			
4	Commonwealth of Pennsylvania 20,272 SF 4/2030				
3	Commonwealth of Pennsylvania 19,927 SF 4/2030				
2	Duquesne Light Company 5,200 SF 10/2029				
1	Commonwealth of Pennsylvania 7,411 SF 4/2030	Bruegger's Bagel Bakery 2,400 SF 8/2020	Subway 1,245 SF 12/2019	Manpower 1,070 SF 6/2017	Extra Extra 710 SF 4/2018

Vacant or MTM | 2015 - 2016 | 2017 - 2018 | 2019 - 2020 | 2022 | 2024+

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

411 SEVENTH AVENUE

411 Seventh Avenue
411 Seventh Avenue
Pittsburgh, PA 15219
Pittsburgh
ALLEGHENY CENTER
Allegheny Concourse
ALLEGHENY WEST
NORTH SHORE
North Shore Apartments
Alcoa Corporate Center
Allegheny Landing
PNC Park
Hyatt Place Hotel
Stage AE Concert Hall
Del Monte Center
Heinz Field
Allegheny River
Ohio River
Monongahela River
One Waterfront Place
Hampton Inn
Heinz History Center
David L. Lawrence Convention Center
Courtyard Hotel
The Westin
Union Station
Federal Courthouse
Gulf Tower
City Centre Tower
AT&T Bldg
Heinz ST Center
Benedum Center
EQT Plaza
Penn Ave Place
One Gateway Center
Two Gateway Center
Jackman Bldg
Fifth Ave Place
Wyndham Grand Hotel
Point State Park Fountain
Point State Park
Fort Pitt Museum
PNC Plaza
Four Gateway Center
Commonwealth of Penn.
Two PPG Place
Market Square Place
Platt Place
Omni Hotel
US Steel Building
Verizon Bldg
One PPG Place
Post-Gazette
Six PPG Place
11 Stanwix
PNC Center
CENTRAL BUSINESS DISTRICT
Bank Tower
Standard Life Bldg
Macy's
Union Trust Bldg
BNY Mellon Center
Mellon HQ
Chatham Center
CONSOL Energy Center
Allegheny Courthouse
One Oxford Centre
Grant Bldg
Duquesne University
PNC Firstside Center
Sheraton Station Square
Bessemer Court
Commerce Court
Freight House Shops
SOUTH SHORE
East Warehouse
Fort Duquesne Blvd
Penn Ave
Liberty Ave
Smithfield St Bridge
Liberty Bridge
65
279
579
376
22
30
Edgeworth
Ross Township
Moon
Emsworth
Glenview
Sharpsburg
Bellevue
Millvale
Robinson Township
Ingram
Pittsburgh
Imperial
Crafton
Homestead
Oakdale
Dormont
Munhall
Presto
Scott Township
Brentwood
Mt Lebanon
Baldwin
Bethel Park
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

411 SEVENTH AVENUE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		MC-Five Mile
Location (City/State)	Pittsburgh, Pennsylvania	Cut-off Date Principal Balance		$22,323,362
Property Type	Office	Cut-off Date Principal Balance per SF		$73.97
Size (SF)	301,771	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 12/1/2014	83.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/1/2014	83.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1900 / 1993	Mortgage Rate		4.50000%
Appraised Value	$32,100,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$4,858,185
Underwritten Expenses	$2,515,867	Escrows
Underwritten Net Operating Income (NOI)	$2,342,318		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,189,924	Taxes	$304,158	$27,651
Cut-off Date LTV Ratio	69.5%	Insurance	$17,169	$5,723
Maturity Date LTV Ratio(1)	52.8%	Replacement Reserves	$68,700	$6,593
DSCR Based on Underwritten NOI / NCF	1.72x /1.61x	TI/LC(2)	$500,000	$0
Debt Yield Based on Underwritten NOI / NCF	10.5% / 9.8%	Other(3)	$1,928,520	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,350,000	100.0%	Loan Payoff	$14,068,035	62.9%
			Principal Equity Distribution	4,856,385	21.7
			Reserves	2,818,546	12.6
			Closing Costs	607,033	2.7
Total Sources	$22,350,000	100.0%	Total Uses	$22,350,000	100.0%

(1)	The Maturity Date LTV Ratio of 52.8% is based on an “as stabilized” appraised value of $34,200,000; using the “as-is” appraised value of $32,100,000 would result in a Maturity Date LTV Ratio of 56.3%.
(2)	The TI/LC reserve is capped at $500,000. Additionally, the TI/LC reserve monthly deposit will be $11,333 if the reserve balance is less than $500,000.
(3)
The other upfront reserve of $1,928,520 includes a property improvement reserve of $1,925,000 which is equal to 100% of the estimated cost of the borrower’s elevator modernization plan and a deferred maintenance reserve of $3,520.

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The Mortgage Loan. The mortgage loan (the “411 Seventh Avenue Loan”) is evidenced by a note in the original principal amount of $22,350,000 and is secured by a first mortgage encumbering an office building located in Pittsburgh, Pennsylvania (the “411 Seventh Avenue Property”). The 411 Seventh Avenue Loan was originated by MC-Five Mile Commercial Mortgage Finance LLC on December 19, 2014 and represents approximately 2.4% of the Initial Pool Balance. The note evidencing the 411 Seventh Avenue Loan has an outstanding principal balance as of the Cut-off Date of approximately $22,323,362 and has an interest rate of 4.50000% per annum. The proceeds of the 411 Seventh Avenue Loan were used to refinance existing debt on the 411 Seventh Avenue Property, to pay closing costs, to fund reserves and to return equity to the borrower.

The 411 Seventh Avenue Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The scheduled maturity date is the due date in January 2025. Voluntary prepayment of the 411 Seventh Avenue Loan without payment of any prepayment premium is permitted on or after the due date in October 2024. Provided that no event of default under the 411 Seventh Avenue Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Property. The 411 Seventh Avenue Property consists of a 16-story office building containing 301,771 SF. The 411 Seventh Avenue Property is situated on an approximately 1.0-acre rectangular site which is bounded by Seventh Avenue to the southwest and Smithfield Street to the northwest. The largest tenant at the 411 Seventh Avenue Property is Duquesne Light Company (Moody’s: A1, S&P: BBB) which occupies 42.3% of the total GLA under leases that expire in October 2024 and October 2029. Duquesne Light Company uses the 411 Seventh Avenue Property as its corporate headquarters and has been a tenant at the 411 Seventh Avenue Property since 1994. The second largest tenant at the 411 Seventh Avenue Property is the Commonwealth of Pennsylvania (Fitch: AA-, Moody’s: Aa3, S&P: AA-) which occupies 15.8% of the total GLA under a lease that expires in April 2030. The 411 Seventh Avenue Property includes 5,425 SF of ground-floor retail which is occupied by four tenants (Bruegger’s Bagel Bakery, Subway, Manpower and Extra Extra). A portion of the ground floor is also used by the Commonwealth of Pennsylvania as a Pennsylvania Department of Transportation Driver License Center, which has an entrance along Smithfield Street. The 411 Seventh Avenue Property has an additional 15 floors of multi-tenant office space with an average floor plate of approximately 19,800 SF. The

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

411 SEVENTH AVENUE

property also includes a 14,711 SF conference room located on the second floor which is currently rented to building tenants on an as-needed basis.

The following table presents certain information relating to the major tenants at the 411 Seventh Avenue Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)(3)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Duquesne Light Company	NR / A1 / BBB	127,536	42.3%	$2,381,438	51.6%	$18.67	(4)	(5)
Commonwealth of Pennsylvania	AA- / Aa3 / AA-	47,610	15.8	1,026,134	22.2	21.55	4/10/2030	1, 5-year option
Gateway Health Plan, L.P.	NR / NR / NR	20,298	6.7	395,811	8.6	19.50	12/31/2015	1, 1-year option
Jones, Gregg, Creehan & Gerace	NR / NR / NR	12,256	4.1	208,352	4.5	17.00	7/31/2019	1, 5-year option
Greater Pittsburgh Literacy Council	NR / NR / NR	13,955	4.6	167,460	3.6	12.00	10/31/2019	NAP
US General Services	AAA / Aaa / AA+	5,684	1.9	113,680	2.5	20.00	11/17/2022	1, 5-year option
WordWrite Communications	NR / NR / NR	2,856	0.9	59,400	1.3	20.80	8/31/2018	NAP
Bilkey Katz Investment	NR / NR / NR	3,675	1.2	55,125	1.2	15.00	12/31/2019	NAP
Bruegger’s Bagel Bakery	NR / NR / NR	2,400	0.8	54,000	1.2	22.50	8/31/2020	1, 5-year option
Oxford Development	NR / NR / NR	2,186	0.7	37,163	0.8	17.00	11/15/2015	NAP
Ten Largest Owned Tenants		238,456	79.0%	$4,498,562	97.4%	$18.87
Remaining Owned Tenants		12,910	4.3	120,563	2.6	9.34
Vacant (Owned Space)		50,405	16.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		301,771	100.0%	$4,619,125	100.0%	$18.78

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Note that the UW Base Rent for Duquesne Light Company and Commonwealth of Pennsylvania are based on the tenants’ average rents over the term of the loan. The current in-place rent for Duquesne Light Company is $2,346,929 and the in-place rent for Commonwealth of Pennsylvania is $971,607.

(3)	One tenant, Clicks Document Manager, which occupies 5,364 SF, was excluded from the UW Base Rent because the tenant is currently in arrears on its rental payments.
(4)	Duquesne Light Company occupies 40,596 SF pursuant to a lease that expires on October 31, 2024 and 86,940 SF pursuant to a lease that expires on October 31, 2029.
(5)	Duquesne Light Company has one 13-year and 10-month extension option for 86,940 SF of its current space.

The following table presents certain information relating to the lease rollover schedule at the 411 Seventh Avenue Property:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1,785	0.6%	0.6%	$120	0.0%	$0.07	1
2015	23,705	7.9	8.4%	452,174	9.8	19.08	3
2016	5,364	1.8	10.2%	0	0.0	0.00	1
2017	1,070	0.4	10.6%	25,680	0.6	24.00	1
2018	3,566	1.2	11.8%	78,570	1.7	22.03	2
2019	31,131	10.3	22.1%	460,817	10.0	14.80	4
2020	3,915	1.3	23.4%	80,513	1.7	20.57	2
2021	0	0.0	23.4%	0	0.0	0.00	0
2022	5,684	1.9	25.3%	113,680	2.5	20.00	1
2023	0	0.0	25.3%	0	0.0	0.00	0
2024	40,596	13.5	38.7%	761,813	16.5	18.77	2
2025	0	0.0	38.7%	0	0.0	0.00	0
2026 & Thereafter	134,550	44.6	83.3%	2,645,759	57.3	19.66	2
Vacant	50,405	16.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	301,771	100.0%		$4,619,125	100.0%	$18.78	19

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	One tenant, Clicks Document Manager, which occupies 5,364 SF, was excluded from the UW Base Rent because the tenant is currently in arrears on its rental payments.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to historical leasing at the 411 Seventh Avenue Property:

Historical Leased %(1)
	2011	2012	2013	As of 12/1/2014
Owned Space	73.4%	74.5%	76.3%	83.3%

(1)	As provided by the borrower and reflects average occupancy for the specified year unless otherwise indicated.

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 411 Seventh Avenue Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 9/30/2014	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$3,573,532	$3,670,663	$3,870,970	$4,174,348	$4,612,959	$15.29
Contractual Rent Steps	0	0	0	0	6,165	0.02
Gross Up Vacancy	0	0	0	0	1,020,999	3.38
Total Rent	$3,573,532	$3,670,663	$3,870,970	$4,174,348	$5,640,123	$18.69
Total Reimbursables	24,587	25,059	18,748	18,537	18,537	0.06
Other Income	124,952	150,447	240,489	270,510	225,000	0.75
Vacancy & Credit Loss	0	0	0	0	(1,025,475)	(3.40)
Effective Gross Income	$3,723,070	$3,846,170	$4,130,207	$4,463,395	$4,858,185	$16.10

Real Estate Taxes	$488,196	$508,511	$320,425	$332,630	$312,365	$1.04
Insurance	53,782	56,071	61,369	66,103	66,675	0.22
Management Fee	78,873	81,239	83,676	78,390	194,327	0.64
Other Operating Expenses	1,933,392	1,850,398	1,838,136	1,942,499	1,942,499	6.44
Total Operating Expenses	$2,554,244	$2,496,219	$2,303,606	$2,419,622	$2,515,867	$8.34

Net Operating Income	$1,168,827	$1,349,951	$1,826,601	$2,043,773	$2,342,318	$7.76
TI/LC	0	0	0	0	76,952	0.26
Capital Expenditures	0	0	0	0	75,443	0.25
Net Cash Flow	$1,168,827	$1,349,951	$1,826,601	$2,043,773	$2,189,924	$7.26

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten cash flow based on contractual rents as of December 1, 2014 and rent steps through April 30, 2015. Additionally, underwritten rents for Duquesne Light Company and the Commonwealth of Pennsylvania are based on the average rents over the term of the loan.

(3)	One tenant, Clicks Document Manager, which occupies 5,364 SF, was excluded from the UW Base Rent because the tenant is currently in arrears on its rental payments.

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Appraisal. According to the appraisal, the 411 Seventh Avenue Property had an “as-is” appraised value of $32,100,000 as of an effective date of November 15, 2014. The appraisal also noted an “as stabilized” appraised value of $34,200,000 as of July 15, 2015, which assumes the occupancy at the 411 Seventh Avenue Property will stabilize at 90.0%.

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Environmental Matters. An environmental consultant performed a Phase I Environmental Site Assessment at the 411 Seventh Avenue Property on October 15, 2014 and reported no recognized environmental conditions. The engineer recommended continual management of confirmed ACMs at the 411 Seventh Avenue Property under the existing O&M program.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Market Overview and Competition. According to the appraisal, the 411 Seventh Avenue Property is located within the Pittsburgh central business district (“CBD”) submarket. According to a Q3 2014 third-party market data report, the Pittsburgh CBD office submarket has a total inventory of 232 buildings representing 32,068,362 SF of which 90.4% is occupied. Average asking rental rates for the overall submarket are $21.84 per SF on a full service gross expense structure.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 411 Seventh Avenue Property:

Office Lease Comparables(1)

	411 Seventh Avenue	Koppers Building	D.L. Clark Building	The Grant Building	2100 Wharton Street	Gulf Tower
Year Built / Renovated	1915 / 1993	1929 / 1996	1890 / 1989	1928 / 2006	1924 / 1990	1932 / 2004
Total GLA	301,771	356,439	192,107	450,000	220,869	435,491
Total Occupancy	83.3%	87%	96%	95%	80%	65%
Quoted Rent Rate per SF	$18.13	$21.50	$19.00	$22.00	$19.50	$21.00
Expense Basis	Various	Base Year Stops	Full Service	Base Year Stops	Full Service	Base Year Stops
Distance from Subject	-	0.1 miles	1.3 miles	0.4 miles	1.9 miles	0.1 miles

(1)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 411 Seventh Avenue Property:

Office Sales Comparables(1)
Property Name	City, State	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
Washington’s Landing	Pittsburgh, PA	May 2013	1996	28,862	$3,850,000	$133	100%
EQT Plaza	Pittsburgh, PA	December 2012	1987	615,942	$91,200,000	$148	92%
Stealth II Technology Center	Canonsburg, PA	September 2012	2000	98,314	$13,700,000	$139	66%
Penn Avenue Place	Pittsburgh, PA	March 2012	1920	557,559	$54,000,000	$97	100%
PPG Place	Pittsburgh, PA	September 2011	1985	1,539,872	$190,758,500	$124	85%
11 Stanwix Building	Pittsburgh, PA	June 2011	1970	437,645	$66,625,000	$152	95%

(1)	Source: Appraisal.

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The Borrower. The borrower is 411 Seventh Avenue Associates, L.P., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 411 Seventh Avenue Loan. Michael R. Bozzone is the non-recourse carveout guarantor under the 411 Seventh Avenue Loan.

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Escrows. On the origination date of the 411 Seventh Avenue Loan, the borrower funded escrow reserves in the amounts of (i) $304,158 for real estate taxes, (ii) $17,169 for insurance premiums, (iii) $1,925,000 to a property improvement reserve for (and which is 100% of the estimated cost of) the borrower’s elevator modernization plan, (iv) $3,520 to a deferred maintenance reserve, (v) $68,700 for replacement reserves, and (vi) $500,000 for tenant improvements and leasing commissions.

On each due date the borrower is required to pay to the lender (a) one-twelfth of the taxes and other charges (including ground rents, maintenance charges, and impositions other than taxes) that the lender estimates will be payable during the next ensuing 12 months, (b) one-twelfth of the insurance premiums that lender estimates will be payable for the renewal of the coverage afforded by the policies, (c) $6,593 on a monthly basis ($0.26 per SF per year) for replacement reserves, and (d) in the event that the balance of the tenant improvement and leasing commission reserve is less than $500,000, $11,333 ($0.45 per SF per year) into the tenant improvement and leasing commission reserve.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Lockbox and Cash Management. The 411 Seventh Avenue Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of a 411 Seventh Avenue Trigger Period the 411 Seventh Avenue Loan documents permit the lender to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the 411 Seventh Avenue Property and all other monies received by the borrower or the property manager to be directed into a cash management account controlled by the lender. During a 411 Seventh Avenue Trigger Period, the lender may require all amounts in the lockbox account to be swept to the cash management account on a daily basis. While a 411 Seventh Avenue Trigger Period is continuing, the lender may direct the lockbox bank to transfer funds to the cash management account. On each due date during the continuance of a 411 Seventh Avenue Trigger Period, the 411 Seventh Avenue Loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly reserves for budgeted operating expenses, real estate taxes, insurance premiums, replacement reserves, and tenant improvement and leasing commissions be reserved with the lender and held as additional collateral for the 411 Seventh Avenue Loan; provided that during the continuance of an event of default the lender will have the discretion to apply amounts on deposit in the cash management account to amounts due and owing under the 411 Seventh Avenue Loan including by reason of acceleration.

A “411 Seventh Avenue Trigger Period” means any period (A) commencing upon an event of default provided, however, that not more than two times prior to the scheduled maturity date, if the lender accepts the tendered cure of an event of default, the 411 Seventh Avenue Trigger Period will end upon such cure, and provided, further, that if an event of default exists, as a result of the borrower’s or guarantor’s bankruptcy or insolvency proceedings, then notwithstanding the cure thereof, a 411 Seventh Avenue Trigger Period will continue in effect without termination; or (B) commencing on the lender’s determination that the debt service coverage ratio for each of the prior two calendar quarters was less than 1.15x, and expiring at such time as the debt service coverage ratio for each of the prior four calendar quarters was equal to or greater than the 1.15x; provided, however, that not more than one time prior to the scheduled maturity date, borrower will have the right to avoid a 411 Seventh Avenue Trigger Period as a result of the debt service coverage ratio falling below 1.15x for the requisite period if (i) the actual debt service coverage ratio is above 1.10x and (ii) the borrower enters into a master lease for a portion of the 411 Seventh Avenue Property in form and substance reasonably acceptable to the lender such that the resulting debt service coverage ratio, inclusive of such master lease, is at least 1.15x; or (C) commencing on the lender’s determination that the debt yield for each of the prior two calendar quarters was less than 7.0%, and expiring at such time as the debt yield for each of the prior four calendar quarters was equal to or greater than 7.0%; or (D) commencing on the occurrence of a Trigger Lease Event, and expiring on the occurrence of the related Trigger Lease Cure; or (E) commencing on the permitted prepayment date if, on or prior to such date, the borrower does not provide the lender a refinance commitment in form and substance reasonably satisfactory to the lender. Notwithstanding the foregoing, a 411 Seventh Avenue Trigger Period will not be deemed to expire (A) in the event that a 411 Seventh Avenue Trigger Period has commenced, but not expired, for any other reason, or (B) after the date that is one year prior to the scheduled maturity date.

A “Trigger Lease Event” means, with respect to the Duquesne Light Company and Commonwealth of Pennsylvania tenants (“Trigger Tenants”) and such leases relating to the Trigger Tenants, (a) that such tenant is more than 60 days in arrears in payment of rent; (b) that such tenant is the subject of a proceeding under one or more creditors’ rights laws; (c) that such tenant has gone dark or vacated its space, or failed timely to open for business as required by its lease; or (d) that such Trigger Tenant’s lease will expire in less than one year; provided, however, that any of the foregoing circumstances will not be a Trigger Lease Event so long as such circumstances do not result in (i) the termination, expiration, or non-renewal of the applicable Trigger Tenant’s lease with respect to more than 25% percent of the leasable square feet subject to such lease or (ii) the resulting debt yield after such circumstances occur being less than 7.0% or the resulting debt service coverage ratio being less than 1.15x.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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A “Trigger Lease Cure” means, (a) in the case of a Trigger Lease Event pursuant to clause (a) of the definition of Trigger Lease Event, that such Trigger Tenant has been current in the payment of all rent for 90 days; (b) in the case of a Trigger Lease Event pursuant to clause (b) of the definition of Trigger Lease Event, that such Trigger Tenant has affirmed its lease, without amendment, and exited protection pursuant to a confirmed plan of reorganization (or the comparable provision under any other creditors’ rights law); (c) in the case of a Trigger Lease Event pursuant to clause (c) of the definition of Trigger Lease Event, that such Trigger Tenant is operating and open for business in substantially all of its space, for not less than 90 consecutive days; and (d) in the case of a Trigger Lease Event pursuant to clause (d) of the definition of Trigger Lease Event, that either (i) such Trigger Tenant has exercised the next renewal option available under its lease, or (ii) until the entire space demised by such Trigger Lease is leased to one or more new tenants, pursuant to one or more leases approved by the lender.

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Property Management. The 411 Seventh Avenue Property is managed by Oxford Development Company, pursuant to a management agreement. Under the 411 Seventh Avenue Loan documents, the 411 Seventh Avenue Property may not be managed by any other party except property managers that are qualified managers pursuant to the 411 Seventh Avenue Loan documents, (i) according to a management agreement substantially the same as the current in-place management agreement or (ii) according to a management agreement reasonably approved by the lender and, at the lender’s option, as to which a rating agency confirmation has been received. The lender may require the borrower to replace the property manager if (i) the debt service coverage ratio for the immediately preceding two calendar quarters is less than 1.00x, (ii) an event of default under the 411 Seventh Avenue Loan documents occurs and is continuing, (iii) the property manager becomes bankrupt or insolvent or (iv) a material default by the property manager occurs under the management agreement beyond any applicable grace and cure periods.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The property, liability and business interruption insurance coverage required to be maintained under the 411 Seventh Avenue Loan documents is required to include coverage for losses due to acts of terrorism, including but not limited to, damage caused by war and the acts of terrorists, including nuclear, biological and/or chemical acts of terrorists, including both certified and non-certified acts of terrorists, both foreign and domestic acts of terrorists, in each case in an amount equal to 100% of the “full replacement cost.” See “Risk Factors–Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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LANSING OFFICE/RETAIL PORTFOLIO

Victor Office Building

WESTLAND
CENTER
RITE AID
Pharmacy GNC LiveWell Food Mart
Rent-A-Center
SISTERS STYLING SALON
SUBS!
LANSING'S #1 AWARD WINNING SUBS

RiteAid
Pharmacy

FAMILY DOLLAR

Westland Center

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LANSING OFFICE/RETAIL PORTFOLIO

CARTIFACT
Lansing
Flint
Waterford
Pontiac
Warren
Southfield
Livonia
Detroit
Ann Arbor
Dearborn Heights
Taylor
Jackson
Adrian
Dewitt
CAPITAL REGION INT'L AIRPORT
GRAND LEDGE ARMY AVIATION SUPPORT
Grand Ledge
Lansing
East Lansing
Lansing Mall
Sparrow-St Lawrence Hospital
Sparrow Hospital
Spartan Stadium
Michigan State University
Ingham Regional Medical Center
Delta Township
Dimondale
Funtyme Adventure Park

Lansing Office / Retail Portfolio

	Property Address	Address	City / State	Zip Code
1	Victor Office Building	201 North Washington Square	Lansing, MI	48933
2	Westland Center	3700-3800 West Saginaw Street	Lansing, MI	48917

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LANSING OFFICE/RETAIL PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller	GSMC
Location (City/State)	Lansing, Michigan	Cut-off Date Principal Balance	$21,223,604
Property Type	Office / Retail	Cut-off Date Principal Balance per SF	$73.98
Size (SF)	286,864	Percentage of Initial Pool Balance	2.3%
Total Occupancy as of 10/6/2014	94.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/6/2014	94.2%	Type of Security	Fee Simple
Year Built / Latest Renovation(1)	Various	Mortgage Rate	4.66850%
Appraised Value(2)	$28,600,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$3,946,490
Underwritten Expenses	$1,546,740	Escrows
Underwritten Net Operating Income (NOI)	$2,399,750	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,143,489	Taxes	$142,392	$47,464
Cut-off Date LTV Ratio(2)	74.2%	Insurance	$2,652	$0
Maturity Date LTV Ratio(3)	59.5%	Replacement Reserves	$0	$7,213
DSCR Based on Underwritten NOI / NCF	1.82x / 1.62x	TI/LC(4)	$0	$18,750
Debt Yield Based on Underwritten NOI / NCF	11.3% / 10.1%	Other(5)	$463,485	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$21,300,000	99.2%	Loan Payoff	$19,840,219	92.4%
Principal’s New Cash Contribution	178,184	0.8	Closing Costs	1,029,436	4.8
			Reserves	608,529	2.8
Total Sources	$21,478,184	100.0%	Total Uses	$21,478,184	100.0%

(1)
The Victor Office Building Property was built from 1989-1990 and has not had any major renovations, and the Westland Center Property was built in phases in 1953, 1962 and from 1995 to 1999, and was renovated from 1994 to 1999.

(2)
The Lansing Office/Retail Portfolio appraised value is based on the Victor Office Building Property “as stabilized” appraised value ($18,000,000) and the Westland Center Property “prospective as-is” value ($10,600,000) as both the “as stabilized” and “prospective as-is” dates have passed and the “as stabilized” and “prospective as-is” conditions have been met.

(3)
The Maturity Date LTV Ratio is calculated utilizing the aggregate “as stabilized” appraised value for the two Lansing Office/Retail Portfolio Properties of $29,100,000. The Maturity Date LTV Ratio, calculated on the basis of the current appraised value is 60.6%.

(4)	TI/LC reserves are capped at $1,000,000.
(5)	Other reserve represents a deferred maintenance reserve ($181,650) and other miscellaneous reserves ($281,835). See “–Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Lansing Office/Retail Portfolio Loan”) is evidenced by a note in the original principal amount of $21,300,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in one office property (the “Victor Office Building Property”) and one retail property (the “Westland Center Property”), each located in Lansing, Michigan (collectively, the “Lansing Office/Retail Portfolio Properties”). The Lansing Office/Retail Portfolio Loan was originated by Goldman Sachs Mortgage Company on October 10, 2014 and represents approximately 2.3% of the Initial Pool Balance. The note evidencing the Lansing Office/Retail Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $21,223,604 and has an interest rate of 4.66850% per annum. The borrowers utilized the proceeds of the Lansing Office/Retail Portfolio Loan to refinance existing debt on the Lansing Office/Retail Portfolio Properties, fund reserves and pay closing costs.

The Lansing Office/Retail Portfolio Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Lansing Office/Retail Portfolio Loan requires monthly payments of interest and principal sufficient to amortize the Lansing Office/Retail Portfolio Loan over a 30-year amortization schedule. The scheduled maturity date for the Lansing Office/Retail Portfolio Loan is the due date in November 2024. The Lansing Office/Retail Portfolio Loan may be voluntarily prepaid on or after the due date in November 2016 with the payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the excess, if any, of the present values of the remaining scheduled principal and interest payments, over the amount prepaid, and (ii) 1% of the principal amount being prepaid. Voluntary prepayment of the Lansing Office/Retail Portfolio Loan is permitted on and after due date in July 2024 without payment of any yield maintenance or prepayment premium.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LANSING OFFICE/RETAIL PORTFOLIO

■
The Mortgaged Properties. The Lansing Office/Retail Portfolio Properties consist of one office property and one retail property located in Lansing, Michigan and the collateral securing the Lansing Office/Retail Portfolio Loan totals approximately 286,864 SF. The Victor Office Building Property is an approximately 144,264 SF CBD office building that leases space to four office tenants, the largest of which is the State of Michigan which accounts for 92.8% of total GLA at the Victor Office Building Property. The Westland Center Property is an approximately 142,600 SF anchored retail center that leases space to 14 retail tenants. Major tenants at the Westland Center Property are Volunteers of America (25,288 SF), Valu Land (24,467 SF), Jo-Ann Fabrics (20,084 SF) and Rite Aid (12,212 SF). As of October 6, 2014, Total Occupancy and Owned Occupancy of the Lansing Office/Retail Portfolio Properties were both 94.2%.

The following table presents certain information relating to the Lansing Office/Retail Portfolio Properties:

Property Name	City	State	Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built / Renovated	Appraised Value(2)	UW NCF
Victor Office Building	Lansing	Michigan	$13,351,939	144,264	97.8%	1989-1990 / NAP	$18,000,000	$1,380,214
Westland Center	Lansing	Michigan	7,871,665	142,600	90.5%	(3)	10,600,000	763,275
Total / Wtd. Avg.			$21,223,604	286,864	94.2%		$28,600,000	$2,143,489

(1)	Occupancy as of October 6, 2014.
(2)
The Lansing Office/Retail Portfolio appraised value is based on the Victor Office Building Property “as stabilized” appraised value ($18,000,000) and the Westland Center Property “prospective as-is” value ($10,600,000) as both the “as stabilized” and “prospective as-is” dates have passed and the “as stabilized” and “prospective as-is” conditions have been met.

(3)	The Westland Center Property was built in phases in 1953, 1962 and from 1995 to 1999, and was renovated from 1994 to 1999.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Lansing Office/Retail Portfolio Properties based on initial lease expiration dates:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
State of Michigan(3)	NR / A1 / AA-	133,899	46.7%	$2,631,218	69.1%	$19.65	(4)	NA	NA	(5)
Jo-Ann Fabrics	NR / Caa2 / B	20,084	7.0	180,756	4.7	9.00	1/31/2023	$100	11.1%	3, 5-year options
Volunteers of America	NR / NR / NR	25,288	8.8	174,655	4.6	6.91	10/31/2020	NA	NA	1, 5-year option
Rite Aid	B+ / Caa1 / B	12,212	4.3	166,364	4.4	13.62	6/30/2015	$385	4.1%	2, 5-year options
Valu Land	NR / NR / NR	24,467	8.5	116,218	3.1	4.75	5/5/2018	NA	NA	4, 5-year options
CSL Plasma	NR / NR / NR	14,035	4.9	115,789	3.0	8.25	12/31/2029	NA	NA	2, 5-year options
Lakeshore Rescue Mission	NR / NR / NR	10,415	3.6	104,149	2.7	10.00	3/31/2016	NA	NA	2, 5-year options
Kheder Davis & Associates	NR / NR / NR	3,790	1.3	75,800	2.0	20.00	7/31/2015	NA	NA	NA
Family Dollar	NR / Baa3 / BBB-	10,540	3.7	57,750	1.5	5.48	3/31/2022	NA	NA	5, 5-year options
Rent-A-Center	NR / B1 / BB	4,980	1.7	42,330	1.1	8.50	5/31/2018	NA	NA	1, 5-year option
Ten Largest Owned Tenants		259,710	90.5%	$3,665,029	96.3%	$14.11
Remaining Owned Tenants		10,373	3.6	141,909	3.7	13.68
Vacant Spaces (Owned Space)		16,781	5.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		286,864	100.0%	$3,806,938	100.0%	$14.10

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Jo-Ann Fabrics sales are as of the trailing 12 months ending January 2014. Rite Aid sales are as of the trailing 12 months ending June 2014 and do not include pharmacy or liquor sales.
(3)
The State of Michigan tenant has termination options on two of its five leases: the tenant has the right to terminate its lease for 78,115 SF of space at any time, and beginning May 2017, the tenant has the right to terminate its lease for 25,198 SF of space. In both cases, the tenant must give the landlord 90-days’ notice.

(4)
The State of Michigan tenant has five separate lease expirations beginning in 2018 and ending by 2021. This includes 4,398 SF of space ($79,000 of annual base rent) expiring on 8/31/2018, 25,198 SF of space ($352,772 of annual base rent) expiring on 4/30/2019, 78,115 SF of space ($1,601,358 of annual base rent) expiring on 1/31/2020, 9,000 SF of space ($207,000 of annual base rent) expiring on 9/30/2020 and 17,188 SF of space ($391,088 of annual base rent) expiring on 1/31/2021.

(5)
The State of Michigan tenant has lease extension options on two of its five leases: two, one-year renewal options on 25,198 SF of space (with 30 days’ notice), and two, three-year renewal options on 4,398 SF of space (with six-months’ notice).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LANSING OFFICE/RETAIL PORTFOLIO

The following table presents certain information relating to the lease rollover schedule at the Lansing Office/Retail Portfolio Properties, assuming no extension options are exercised:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1,447	0.5%	0.5%	$13,769	0.4%	$9.52	2
2015	16786	5.9	6.4%	252,654	6.6	15.05	3
2016	16,142	5.6	12.0%	180,065	4.7	11.16	4
2017	0	0.0	12.0%	0	0.0	0.00	0
2018	36,260	12.6	24.6%	279,283	7.3	7.70	5
2019	25,198	8.8	33.4%	352,772	9.3	14.00	1
2020	112,403	39.2	72.6%	1,983,013	52.1	17.64	3
2021	17,188	6.0	78.6%	391,088	10.3	22.75	1
2022	10,540	3.7	82.3%	57,750	1.5	5.48	1
2023	20,084	7.0	89.3%	180,756	4.7	9.00	1
2024	0	0.0	89.3%	0	0.0	0.00	0
2025	0	0.0	89.3%	0	0.0	0.00	0
2026 & Thereafter	14,035	4.9	94.2%	115,789	3.0	8.25	1
Vacant	16,781	5.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	286,864	100.0%		$3,806,938	100.0%	$14.10	22

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at Lansing Office/Retail Portfolio Properties:

Historical Leased %(1)
Property Name	2011	2012	2013	2014
Victor Office Building	81.0%	83.0%	83.0%	97.0%
Westland Center	49.0%	74.0%	85.0%	85.0%
Wtd. Avg. Occupancy	65.1%	78.5%	84.0%	91.0%

(1)	As provided by the borrowers and represents occupancy as of December 31, for the indicated year, unless otherwise specified.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Lansing Office/Retail Portfolio Properties:

Cash Flow Analysis(1)

	2011	2012	2013	2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,158,549	$2,992,380	$3,136,588	$3,504,619	$3,806,938	$13.27
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	199,422	0.70
Total Rent	$3,158,549	$2,992,380	$3,136,588	$3,504,619	$4,006,361	$13.97
Total Reimbursables	175,888	119,555	120,119	192,513	252,041	0.88
Parking Revenue	10,829	10,205	10,732	10,845	10,428	0.04
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(322,340)	(1.12)
Effective Gross Income	$3,345,265	$3,122,140	$3,267,440	$3,707,976	$3,946,490	$13.76

Total Operating Expenses	$1,516,080	$1,563,176	$1,463,464	$1,546,093	$1,546,740	$5.39

Net Operating Income	$1,829,185	$1,558,964	$1,803,976	$2,161,884	$2,399,750	$8.37
TI/LC	0	0	0	0	170,218	0.59
Capital Expenditures	0	0	0	0	86,043	0.30
Net Cash Flow	$1,829,185	$1,558,964	$1,803,976	$2,161,884	$2,143,489	$7.47

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the October 6, 2014 rent roll with rent steps through February 29, 2016.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LANSING OFFICE/RETAIL PORTFOLIO

■
Appraisals. According to an appraisal, the Victor Office Building Property had an “as-is” appraised value of $17,800,000 as of July 25, 2014 and an “as stabilized” value of $18,000,000 as of December 1, 2014, which assumes the Victor Office Building Property reaches a stabilized occupancy of 96.0%. The Lansing Office/Retail Portfolio appraised value is based on the Victor Office Building Property “as stabilized” appraised value as the “as stabilized” date has passed and the “as stabilized” conditions have been met.

In addition, according to an appraisal, the Westland Center Property had an “as-is” appraised value of $10,060,000 as of July 25, 2014, a “prospective as-is” appraised value of $10,600,000 as of January 1, 2015 and an “as stabilized” value of $11,100,000 as of July 25, 2015. The “prospective as-is” appraised value of $10,600,000 assumes that tenant CSL Plasma commences paying rent on January 1, 2015 and the “as stabilized” appraised value of $11,100,000 assumes that the Westland Center Property reaches a stabilized occupancy of 92.0% and that certain maintenance projects are completed. The Lansing Office/Retail Portfolio appraised value is based on the Westland Center Property “prospective as-is” appraised value as the “prospective as-is” date has passed and the “prospective as-is” conditions have been met.

■
Environmental Matters. According to the Phase I environmental site assessment (“ESA”), dated August 11, 2014, there are no recognized environmental conditions or recommendations for further action at the Victor Office Building Property. A Phase I ESA dated August 11, 2014, and a Phase II ESA dated September 26, 2014, for the Westland Center Property indicated that sampling identified no action level impacts from a former on-site dry cleaning facility and an adjacent third-party former gas station leaking underground storage tank (“LUST”) site, and therefore the ESAs did not recommend any further action in regard to those issues. The Phase I ESA did recommend properly abandoning a groundwater monitoring well in the parking lot of the Mortgaged Property that had been associated with the adjacent LUST case, at an estimated cost of $500. Other than instituting an operations and maintenance plan for asbestos, no recognized environmental conditions or recommendations for further action were identified.

■	Market Overview and Competition. Both of the Lansing Office/Retail Portfolio Properties are located in the Lansing, Michigan MSA.

According to the appraisal, the Victor Office Building Property is located in the Lansing CBD office submarket. The Lansing CBD submarket is comprised of approximately 3.0 million SF of office space with an average vacancy rate 8.5%. The Lansing CBD submarket vacancy rate is stronger than the greater Lansing Office market which has approximately 9.4 million SF of office space with an average vacancy rate of 17.3%.

Victor Office Building Property Competitive Set(1)

	Victor Office Building Property	MDA Building	One Michigan Avenue	Capital Tower	Washington Square	Capitol View Office Building	Prudden Tech Center
Distance from Property	-	0.0 miles	0.0 miles	0.1 miles	0.1 miles	0.3 miles	1.1 miles
Year Built	1990	1970	1982	2000	1922	2005	1917
Total NRA	144,219	26,564	120,000	90,720	51,750	127,276	115,083
Total Occupancy	97.8%	100%	89%	91%	100%	100%	92%
Market Rent	$19.00	$17.50	$15.32 - $20.00	$15.00 - $20.00	$17.16	$21.00 - $29.25	$14.09 - $24.25

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LANSING OFFICE/RETAIL PORTFOLIO

According to the appraisal, the Westland Center Property is located in the West Lansing retail submarket. The West Lansing submarket is comprised of approximately 1.7 million SF of retail space with an average vacancy rate 14.2%. The West Lansing submarket vacancy rate is stronger than the greater Lansing retail market which has approximately 7.3 million SF of retail space with an average vacancy rate of 17.0%.

Westland Center Property Competitive Set(1)

	Westland Center Property	West Saginaw Plaza	Lansing Towne Center	Delta Center	Frandor Plus Shopping Center
Distance from Subject	-	0.4 miles	1.4 miles	1.6 miles	5.7 miles
Property Type	Anchored Retail	Neighborhood/ Community Center	Neighborhood/ Community Center	Neighborhood/ Community Center	Neighborhood/ Community Center
Year Built	1965	1959	1970	2000	1961
Total GLA	142,600	64,900	111,865	186,246	123,765
Total Occupancy	90.5%	64.6%	92.9%	92.5%	95.8%
Major Tenants	Rite Aid, Volunteers of America, Valu Land and Jo-Ann Fabrics	Ross Education, Superior Growers Supply and House of Ing	ABC Appliance and OfficeMaxx	Hobby Lobby, Gift & Bible Center, Planet Fitness and Bed Bath & Beyond	Dunham’s, Personal Image, Taylor Dance and ALF Insurance

(1)	Source: Appraisal.

■
The Borrowers. The borrowers are PVG DE, LLC and TAG DE, LLC, each of which is single-member Delaware limited liability company and a single-member limited single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Lansing Office/Retail Portfolio Loan. Paul V. Gentilozzi, an indirect owner of the borrowers, is the non-recourse carveout guarantor under the Lansing Office/Retail Portfolio Loan. Mr. Gentilozzi is the founder of Gentilozzi Real Estate, which owns and manages a portfolio of approximately 505,000 SF of commercial properties valued at approximately $45 million.

■
Escrows. On the origination date of the Lansing Office/Retail Portfolio Loan, the borrowers funded reserves in the amount of approximately (i) $142,392 with respect to taxes, (ii) $2,652 with respect to insurance premiums, (iii) $181,650 with respect to deferred maintenance related primarily to parking lot and building façade upgrades and (iv) $281,835 with respect to the miscellaneous reserves related to (a) $6,600 in free rent for the State of Michigan, and $28,000 of outstanding landlord work related to a relocation of Lazar & Associates and a buildout of the State of Michigan space at the Victor Office Building Property; and (b) $211,500 for a tenant improvement allowance, outstanding landlord work, and free rent for CSL Plasma, and $35,735 related to the replacement of the HVAC system in the Volunteers of America premises at the Westland Center Property.

In addition, on each due date, the borrowers are required to fund: (i) a reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless, in the case of insurance payments, the borrowers provide proof of payment within 5 days after the due date of a monthly installment of the insurance premiums; (ii) a tenant improvement and leasing commission reserve in an amount equal to $18,750 (capped at $1,000,000); (iii) a replacement reserve in an amount equal to $7,213 (capped at $250,000, if the litigation involving the enforcement against the borrower sponsor and certain affiliates of a judgement against an affiliate has been dismissed or resolved in the borrower sponsor’s favor). See “Description of the Mortgage Pool—Litigation and Other Considerations” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LANSING OFFICE/RETAIL PORTFOLIO

■
Lockbox and Cash Management. The Lansing Office/Retail Portfolio Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of a Lansing Office/Retail Portfolio Trigger Period, the loan documents permit the lender to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the Lansing Office/Retail Portfolio Properties and all other money received by the borrower or the property manager with respect to the Lansing Office/Retail Portfolio Properties be deposited into such lockbox account. At the end of each business day during a continuing event of default or a continuing Lansing Office/Retail Portfolio Trigger Period, all amounts in the lockbox account will be required to be directed into a cash management account controlled by the lender. All amounts in the cash management account or which are being held as additional collateral will be required to be swept into an operating account of the borrowers at such time as such event of default is or Lansing Office/Retail Portfolio Trigger Period is no longer continuing. On each due date during a Lansing Office/Retail Portfolio Trigger Period, or, at the lender’s discretion, during an event of default under the Lansing Office/Retail Portfolio Loan, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required to pay debt service, required reserves and budgeted operating expenses, be held as additional collateral for the Lansing Office/Retail Portfolio Loan.

A “Lansing Office/Retail Portfolio Trigger Period” means the period (i) commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio is less than 1.35x and ending at the conclusion of the fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.35x, (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such financial reports are so delivered, (iii) commencing upon the earliest occurrence of any of the following: (w) if the State of Michigan has not given notice to renew a lease comprising greater than 75,000 square feet in the aggregate, as of the date required pursuant to the applicable lease (the Lansing Office/Retail Portfolio Trigger Period described in this clause (w) being sometimes hereinafter referred to as a “Michigan Non-Renewal Trigger Event”), (x) the date the State of Michigan has exercised its option to terminate a lease comprising greater than 75,000 square feet in the aggregate (the Lansing Office/Retail Portfolio Trigger Period described in this clause (x) being sometimes referred to as a “Michigan Lease Termination Trigger Event”), or (y) the date that the State of Michigan vacates or is otherwise not in occupancy of all or substantially all of its premises comprising more than 75,000 SF in the aggregate (excluding such events caused solely by casualty or condemnation or renovations or alterations undertaken pursuant to the terms of its lease) (the Lansing Office/Retail Portfolio Trigger Period described in this clause (y) being sometimes referred to as a “Michigan Vacating Trigger Period”), and ending at the conclusion of the fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.35x, and (a) as it relates to a Michigan Non-Renewal Trigger Event, either (1) the State of Michigan entering into a renewal or extension of the its lease pursuant to the existing terms contained in such lease or pursuant to market terms which are reasonably acceptable to the lender and the State of Michigan being in occupancy of the entirety of its premises demised under that lease, paying normal monthly rent, being open for business and having provided an updated estoppel certificate acceptable to the lender or (2) the related premises being subject to one or more approved substitute leases; (b) as it relates to a Michigan Lease Termination Trigger Event, the related premises being subject to one or more approved substitute leases or (c) as it relates to a Michigan Vacating Trigger Period, either (1) the lender is being provided with evidence reasonably satisfactory to the lender that the State of Michigan has recommenced its business and operations in its premises, is paying rent and is otherwise in compliance with the terms of the its lease or (2) the premises being subject to one or more approved substitute leases.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LANSING OFFICE/RETAIL PORTFOLIO

■
Property Management. The Lansing Office/Retail Portfolio Properties are managed by Gentilozzi Real Estate and Management Company, Inc., an affiliate of the borrowers. Under the Lansing Office/Retail Portfolio Loan documents, the Lansing Office/Retail Portfolio Properties are required to be managed by a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. During the continuance of an event of default under the Lansing Office/Retail Portfolio Loan documents, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by a property manager under the related management agreement (after the expiration of any applicable notice and/or cure periods), or if a property manager files for or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for a property manager’s assets or a property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to replace or require the borrowers to replace such property manager with a property manager selected by the lender.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined under TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Lansing Office/Retail Portfolio Properties (plus 12 months of rental loss and/or business interruption coverage). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Lansing Office/Retail Portfolio Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time with respect to the property and business interruption/rental loss insurance required under the Lansing Office/Retail Portfolio Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance). If the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Lansing Office/Retail Portfolio Properties are separately allocated to the Lansing Office/Retail Portfolio Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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PANGEA 10

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PANGEA 10

CARTIFACT
Bloomingdale
Addison
Chicago
Carol Stream
Elmhurst
Oak Park
DOWNTOWN CHICAGO
Lombard
Cicero
Wheaton
Oak Brook
Berwyn
Lake Michigan
Downers Grove
Lisle
CHICAGO MIDWAY INT'L AIRPORT
Naperville
Willowbrook
Burr Ridge
Bolingbrook
Oak Lawn
Woodridge
Chicago Ridge
Alsip
Whiting
Lemont
Palos Park
Crestwood
Blue Island
East Chicago
Orland Park
Riverdale
1
2
3
4
5
7
9
10
11
12
14
15
16
17
18
21
22
23
24
25
26
27
28
29

GWYNN OAK
ASBURTON
LIBERTY HEIGHTS AVE
Woodlawn
Johns Hopkins University
Baltimore City College
The Maryland Zoo in Baltimore
Baltimore City Community College
METRO
HARWOOD
REMINGTON
Mondawmin Mall
LIGHT RAIL
BARCLAY
Meadows Park Shopping Center
UM Rehabilition and Orthopaedic Institute
Coppin State University
MONDAWMIN
WINDSOR MILL RD
CLIFTON AVE
W NORTH AVE
Security Square
Walbrook Junction Shopping Center
COPPER HEIGHTS
ROSEMONT
Baltimore
Johns Hopkins Hospital
EDMONDSON
DOWNTOWN BALTIMORE
BALTIMORE NATIONAL PIKE
MARC PENN
HOLLINS MARKET
LITTLE ITALY
Westview Shopping Center
Camden Yards
National Aquarium
CARROLL
M&T Bank Stadium
FREDERICK AVE
BEACHFIELD
Catonsville
6
8
13
19
20

Pangea 10

	Property Address	City/State
1	723-725 North Central Avenue	Chicago, IL
2	423-425 North Central Avenue	Chicago, IL
3	7801-7811 South Yates Boulevard	Chicago, IL
4	1400 Bataan Drive	Broadview, IL
5	2838 East 91st Street	Chicago, IL
6	3302 Clifton Avenue	Baltimore, MD
7	11250-11256 South Indiana Avenue	Chicago, IL
8	3512, 3514 and 3516 Clifton Avenue	Baltimore, MD
9	2900 East 91st Street	Chicago, IL
10	5832 West North Avenue	Chicago, IL
11	222 East 109th Street	Chicago, IL
12	234 East 109th Street	Chicago, IL
13	2606 Talbot Road	Baltimore, MD
14	5024 West Quincy Street	Chicago, IL
15	4301 West Potomac Avenue	Chicago, IL
16	1117 North Lawler Avenue	Chicago, IL
17	1042 North Leamington Avenue	Chicago, IL
18	6923-6925 South Indiana Avenue	Chicago, IL
19	2210 Roslyn Avenue	Baltimore, MD
20	2826 Windsor Avenue	Baltimore, MD
21	1123 North Lawler Avenue	Chicago, IL
22	9400 South Laflin Street	Chicago, IL
23	9000 South Bishop Street	Chicago, IL
24	6618 South Wabash Avenue	Chicago, IL
25	14133 South School Street	Riverdale, IL
26	5448 West Adams Street	Chicago, IL
27	14020 South School Street	Riverdale, IL
28	8308 South Ingleside Avenue	Chicago, IL
29	8312 South Ingleside Avenue	Chicago, IL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PANGEA 10

Mortgaged Properties Information	Mortgage Loan Information
Number of Mortgaged Properties	29	Loan Seller	SMF I
Location (City/State)	Various, Various	Cut-off Date Principal Balance	$19,500,000
Properties Type	Multifamily	Cut-off Date Principal Balance per Unit	$40,880.50
Size (Units)	477	Percentage of Initial Pool Balance	2.1%
Total Occupancy as of 12/10/2014	96.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/10/2014	96.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate	4.22500%
Appraised Value	$34,225,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60

Underwritten Revenues	$3,880,487
Underwritten Expenses	$1,664,304	Escrows
Underwritten Net Operating Income (NOI)	$2,216,183	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,097,683	Taxes	$130,752	$23,476
Cut-off Date LTV Ratio	57.0%	Insurance	$88,958	$9,884
Maturity Date LTV Ratio	51.9%	Replacement Reserves(1)	$0	$9,875
DSCR Based on Underwritten NOI / NCF	1.93x / 1.83x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.4% / 10.8%	Other	$0	$0

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Amount	$19,500,000	100.0%	Principal Equity Distribution	$18,475,831	94.7%
Closing Costs	460,460	2.4
Loan Payoff	344,000	1.8
Reserves	219,710	1.1
Total Sources	$19,500,000	100.0%	Total Uses	$19,500,000	100.0%

(1)	Replacement reserves are capped at $355,500.
(2)
The Pangea 10 Properties were purchased between April 2012 and March 2014 for approximately $7.3 million plus closing costs of approximately $1.3 million. The borrower sponsor has invested approximately $24.6 million in capital improvements and unit renovation.

■
The Mortgage Loan. The mortgage loan (the “Pangea 10 Loan”) is evidenced by a promissory note in the principal amount of $19,500,000 and is secured by four first priority security instruments encumbering 29 multifamily properties located in Chicago, Broadview and Riverdale, Illinois (the “Chicago Properties”) and Baltimore, Maryland (the “Baltimore Properties”, and together with the Chicago Properties, the “Pangea 10 Properties”). The Pangea 10 Loan was originated by Starwood Mortgage Capital LLC on December 12, 2014 and will be acquired by Starwood Mortgage Funding I LLC on or prior to the securitization Closing Date. The Pangea 10 Loan represents approximately 2.1% of the Initial Pool Balance. The note evidencing the Pangea 10 Loan has an outstanding principal balance as of the Cut-off Date of $19,500,000 and an interest rate of 4.22500% per annum. The borrower utilized the proceeds of the Pangea 10 Loan to recapitalize the borrower sponsor after purchasing and extensively renovating the Pangea 10 Properties.

The Pangea 10 Loan had an initial term of 120 months and has a remaining term of 119 months. The Pangea 10 Loan requires payments of interest only through the due date in January 2020, after which it requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date is the due date in January 2025. Voluntary prepayment of the Pangea 10 Loan is permitted on and after the due date in September 2024 without payment of any yield maintenance or prepayment premium. Provided that no event of default has occurred and is continuing, defeasance with non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Properties. The Pangea 10 Properties consist of 29 Class B/C multifamily apartment properties located in the Cook County cities of Chicago, Broadview and Riverdale, Illinois and in Baltimore, Maryland. The Pangea 10 Properties were built between 1924 and 1971, and extensively renovated between 2013 and 2014. The capital expenditures, totaling approximately $24,610,416 at the Pangea 10 Properties, included floor replacements, HVAC replacements, sewer work, exterior façade work, door replacements, electrical and plumbing upgrades, roof replacements and repair, common area renovations, unit renovations and window replacements. The Chicago Properties are comprised of 401 units (of which three are commercial units representing 3,570 SF) and the Baltimore Properties are comprised of 76 units. The Chicago Properties offer studio and one-, two-, three- and four-bedroom floor plans, while the Baltimore Properties offer one-, two- and three-bedroom floor plans. As of December 10, 2014, Total and Owned Occupancy at the Pangea 10 Properties were both 96.9%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PANGEA 10

The following table presents certain information relating to the Pangea 10 Properties:

Portfolio Summary

Property Name	City	State	Units	Occupancy(1)	Year Built / Renovated	“As-Is” Appraised Value
723-725 North Central Avenue	Chicago	Illinois	28	96.4%	1925 / 2013	$2,250,000
423-425 North Central Avenue	Chicago	Illinois	19	100.0%	1926 / 2013	1,800,000
7801-7811 South Yates Boulevard	Chicago	Illinois	27	92.6%	1927 / 2013	1,800,000
1400 Bataan Drive	Broadview	Illinois	22	100.0%	1969 / 2013	1,650,000
2838 East 91st Street	Chicago	Illinois	27	96.3%	1927 / 2013	1,650,000
3302 Clifton Avenue	Baltimore	Maryland	18	88.9%	1930 / 2014	1,550,000
11250-11256 South Indiana Avenue	Chicago	Illinois	21	100.0%	1924 / 2013	1,450,000
3512, 3514 and 3516 Clifton Avenue	Baltimore	Maryland	18	94.4%	1930 / 2014	1,400,000
2900 East 91st Street	Chicago	Illinois	19	100.0%	1928 / 2013	1,350,000
5832 West North Avenue(2)	Chicago	Illinois	22	86.4%	1924 / 2013	1,350,000
222 East 109th Street	Chicago	Illinois	18	100.0%	1925 / 2013	1,300,000
234 East 109th Street	Chicago	Illinois	18	100.0%	1925 / 2013	1,250,000
2606 Talbot Road	Baltimore	Maryland	13	100.0%	1945 / 2014	1,150,000
5024 West Quincy Street	Chicago	Illinois	15	100.0%	1927 / 2013	1,100,000
4301 West Potomac Avenue	Chicago	Illinois	18	100.0%	1925 / 2013	1,100,000
1117 North Lawler Avenue	Chicago	Illinois	12	100.0%	1926 / 2013	1,100,000
1042 North Leamington Avenue	Chicago	Illinois	16	93.8%	1930 / 2013	1,000,000
6923-6925 South Indiana Avenue	Chicago	Illinois	12	91.7%	1928 / 2013	1,000,000
2210 Roslyn Avenue	Baltimore	Maryland	12	100.0%	1930 / 2014	950,000
2826 Windsor Avenue	Baltimore	Maryland	15	100.0%	1930 / 2014	950,000
1123 North Lawler Avenue	Chicago	Illinois	12	100.0%	1926 / 2013	950,000
9400 South Laflin Street	Chicago	Illinois	15	93.3%	1928 / 2013	950,000
9000 South Bishop Street	Chicago	Illinois	15	86.7%	1925 / 2013	900,000
6618 South Wabash Avenue	Chicago	Illinois	16	100.0%	1968 / 2013	900,000
14133 South School Street	Riverdale	Illinois	12	100.0%	1971 / 2013	850,000
5448 West Adams Street	Chicago	Illinois	9	100.0%	1924 / 2013	800,000
14020 South School Street	Riverdale	Illinois	12	100.0%	1971 / 2013	800,000
8308 South Ingleside Avenue	Chicago	Illinois	8	100.0%	1965 / 2013	475,000
8312 South Ingleside Avenue	Chicago	Illinois	8	100.0%	1965 / 2013	450,000
Total / Wtd. Avg. Portfolio			477	96.9%		$34,225,000

(1)	As provided by the borrower and represents occupancy as of December 10, 2014.
(2)	5832 West North Avenue contains three commercial units (3,570 SF) that are currently vacant. The commercial units are included in Units and in the calculation of Occupancy.

The following table presents certain information relating to the units and rent at the Pangea 10 Properties located in Chicago:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent per Unit(2)	Underwritten Annual Rent(2)
Studio	12	422	$555	$542	$542	$78,060
1 Bed / 1 Bath	185	609	$717	$693	$693	1,538,448
2 Bed / 1 Bath	157	763	$829	$819	$819	1,543,752
3 Bed / 1 Bath	43	934	$954	$927	$927	478,260
4 Bed / 1 Bath	1	1,075	$950	$1,020	$1,020	12,240
Commercial	3	1,190	NA	$1,237	$1,237	44,520
Total / Wtd. Avg.(3)	401	700	$782	$764	$764	$3,695,280

(1)	Source: Appraisal.
(2)	Based on the rent roll dated December 10, 2014.
(3)	Commercial units are not included in Total / Wtd. Avg. calculations, but are included in Total # of Units and Underwritten Annual Rent calculations.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PANGEA 10

The following table presents certain information relating to the units and rent at the Pangea 10 Properties located in Baltimore:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent per Unit(2)	Underwritten Annual Rent(2)
1 Bed / 1 Bath	31	603	$710	$706	$706	$262,620
2 Bed / 1 Bath	36	788	$783	$763	$763	329,700
3 Bed / 1 Bath	9	889	$989	$969	$969	104,700
Total / Wtd. Avg.	76	724	$778	$764	$764	$697,020

(1)	Source: Appraisal.
(2)	Based on the rent roll dated December 10, 2014.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Pangea 10 Properties:

Cash Flow Analysis(1)(2)
	Trailing 8 Months Annualized 10/31/2014	Underwritten	Underwritten $ per Unit
Base Rent	$3,355,410	$4,239,600	$8,888
Gross Up Vacancy	0	152,700	320
Gross Potential Rent	$3,355,410	$4,392,300	$9,208
Economic Vacancy & Credit Loss	($159,056)	(589,813)	(1,237)
Total Rent Revenue	$3,196,354	$3,802,487	$7,972
Reimbursements	0	0	0
Other Revenue(3)	124,901	78,000	164
Effective Gross Income	$3,321,255	$3,880,487	$8,135

Total Operating Expenses	$1,703,527	$1,664,304	$3,489

Net Operating Income	$1,617,728	$2,216,183	$4,646
Replacement Reserves	0	118,500	248
Net Cash Flow	$1,617,728	$2,097,683	$4,398

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)
The Pangea 10 Properties were purchased between April 2012 and March 2014 and renovated extensively. As such, the most recent financials are based on the trailing 8 months annualized. Due to the recent lease up of the Pangea 10 Properties, Total Rent Revenue is underwritten to the trailing four months’ collections.

(3)	Other Revenue consists primarily of move-in fees, late fees, security deposit forfeits, prepayment forfeits, application fees, credit check fees and other miscellaneous fees.

■	Appraisal. According to the appraisals, the Pangea 10 Properties had an “as-is” appraised value of $34,225,000, as of effective dates ranging from October 28, 2014 to October 30, 2014.

■
Environmental Matters. According to Phase I environmental reports, dated from November 3, 2014 through November 14, 2014, there are no recognized environmental conditions or recommendations for further action at the Pangea 10 Properties.

■
Market Overview and Competition. Ten of the Chicago Properties are located in the Oak Park submarket of Chicago. As of the third quarter of 2014, the Oak Park submarket had a total inventory of 17,577 apartment units within 107 buildings, and of those, approximately 3.1% were vacant. For Class B/C assets within the Oak Park submarket, vacancy was 2.5% as of the third quarter of 2014. Current average asking rents of $1,023 per unit per month for the Oak Park submarket are below the overall Chicago market average of $1,178 per unit per month as of the third quarter of 2014. For Class B/C assets, the submarket’s average asking rent is $935 per unit per month compared to the overall Chicago market average of $978 per unit per month as of the third quarter of 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PANGEA 10

Nine of the Chicago Properties are located in the Southwest Cook County submarket of Chicago. As of the third quarter of 2014, the Southwest Cook County submarket had a total inventory of 23,902 apartment units within 102 buildings, and of those, approximately 2.9% were vacant. For Class B/C assets within the Southwest Cook County submarket, vacancy was 2.7% as of the third quarter of 2014. Current average asking rents of $874 per unit per month for the Southwest Cook County submarket are below the overall Chicago market average of $1,178 per unit per month as of the third quarter of 2014. For Class B/C assets, the submarket’s average asking rent is $813 per unit per month compared to the overall Chicago market average of $978 per unit per month as of the third quarter of 2014.

Five of the Chicago Properties are located in the Southeast Cook County submarket of Chicago. As of the third quarter of 2014, the Southeast Cook County submarket had a total inventory of 20,113 apartment units within 81 buildings, and of those, approximately 3.3% were vacant. For Class B/C assets within the Southeast Cook County submarket, vacancy was 3.1% as of the third quarter of 2014. Current average asking rents of $856 per unit per month for the Southeast Cook County submarket are below the overall Chicago market average of $1,178 per unit per month as of the third quarter of 2014. For Class B/C assets, the submarket’s average asking rent is $848 per unit per month compared to the overall Chicago market average of $978 per unit per month as of the third quarter of 2014.

The Baltimore Properties are located in the Central Baltimore City submarket. As of the third quarter of 2014, the Central Baltimore City submarket had a total inventory of 14,226 apartment units within 90 buildings, and of those, approximately 6.4% were vacant. For Class B/C assets within the Central Baltimore city submarket, vacancy was 4.2% as of the third quarter of 2014. Current average asking rents of $1,274 per unit per month for the Central Baltimore City submarket are above the overall Baltimore market average of $1,121 per unit per month as of the third quarter of 2014. For Class B/C assets, the submarket’s average asking rent is $840 per unit per month compared to the overall Baltimore market average of $957 per unit per month as of the third quarter of 2014.

■
The Borrowers. The borrowers are PP P10 1, LLC, PP P10 2, LLC, PP P10 3, LLC, PP P10 4, LLC and PP P10 5, LLC, each a single-purpose entity formed solely for the purpose of owning and operating the Pangea 10 Properties. Pangea Properties, a Maryland real estate investment trust, is the non-recourse carveout guarantor under the Pangea 10 Loan. Pangea Properties owns and manages over 10,000 apartments and townhomes throughout Chicago, Indianapolis and Baltimore.

■
Escrows. On the origination date, the borrowers funded escrow reserves in the amounts of (i) $130,752 with respect to certain real estate taxes and (ii) $88,958 with respect to certain insurance reserves. On each due date, the borrowers are required to fund (i) a tax and insurance reserve in monthly amounts equal to one-twelfth of the amounts the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, which currently equate to $23,476 and $9,884, respectively, and (ii) a replacement reserve in the monthly amount of $9,875, capped at $355,500.

■	Lockbox and Cash Management. None.

■
Property Management. The Pangea 10 Properties are currently managed by Pangea Ventures, LLC dba Pangea Real Estate, an affiliate of the borrowers and non-recourse carveout guarantor, pursuant to a management agreement. Under the Pangea 10 Loan documents, the Pangea 10 Properties may be managed by Pangea Ventures, LLC dba Pangea Real Estate or any other management company reasonably approved by the lender and, if required by lender, with respect to which a Rating Agency Confirmation has been received. Upon any of (i) the occurence of an event of default under the Pangea 10 Loan documents, (ii) the debt service coverage ratio of the Pangea 10 Properties (based on the trailing 12 calendar months) is less than 1.10x, (iii) the continuance of a default by the property manager under the management agreement beyond any applicable notice and cure period, (iv) the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager or (v) engagement by the property manager in gross negligence, fraud, willful misconduct or misappropriation of funds, the lender may require the borrowers to terminate the management agreement and replace the property manager with a new property manager selected by the borrower, subject to the lender’s approval and, if required by the lender, with respect to which a Rating Agency Confirmation has been received.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PANGEA 10

■
Mezzanine or Secured Subordinate Indebtedness. The parent entity of the borrower is permitted to incur future mezzanine financing, if, among other things, (i) the mezzanine loan and the Pangea 10 Loan have a combined loan-to-value ratio of no greater than 70.0%; (ii) the mezzanine loan and the Pangea 10 Loan have a combined debt yield of no less than 9.5%; (iii) the debt service coverage ratio (taking into account the mezzanine loan and the Pangea 10 Loan) is at least 1.50x; (iv) the mezzanine lender under the mezzanine loan is acceptable to the lender under the Pangea 10 Loan; (v) the mezzanine lender has entered into an acceptable intercreditor agreement; (vi) Rating Agency Confirmation has been received and (vii) the mezzanine loan is coterminus with the Pangea 10 Loan.

■
Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy including coverage for certified and non-certified acts of terrorism (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Pangea 10 Properties, plus 12 months of business interruption coverage. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Pangea 10 Properties are separately allocated under the blanket policy and that certain requirements are satisfied. See “Risk Factors–Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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IRON HORSE HOTEL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		SMF I
Location (City/State)	Milwaukee, Wisconsin	Cut-off Date Principal Balance		$19,500,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$195,000.00
Size (Rooms)	100	Percentage of Initial Pool Balance		2.1%
Total TTM Occupancy as of 11/30/2014	79.6%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 11/30/2014	79.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1907 / 2008	Mortgage Rate		4.40000%
Appraised Value	$29,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(1)	Tim Dixon
Underwritten Revenues	$11,844,980
Underwritten Expenses	$9,229,790
Underwritten Net Operating Income (NOI)	$2,615,190	Escrows
Underwritten Net Cash Flow (NCF)	$2,149,675		Upfront	Monthly
Cut-off Date LTV Ratio	66.8%	Taxes	$0	$71,947
Maturity Date LTV Ratio	53.8%	Insurance	$37,864	$5,409
DSCR Based on Underwritten NOI / NCF	2.23x / 1.83x	FF&E(2)	$0	$38,793
Debt Yield Based on Underwritten NOI / NCF	13.4% / 11.0%	Other(3)	$69,169	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,500,000	100.0%	Loan Payoff	$14,936,584	76.6%
			Other Uses(4)	3,391,032	17.4
			Closing Costs	612,193	3.1
			Principal Equity Distribution	453,158	2.3
			Reserves	107,033	0.5
Total Sources	$19,500,000	100.0%	Total Uses	$19,500,000	100.0%

(1)	Tim Dixon is the guarantor of the non-recourse carveouts under the Iron Horse Hotel Loan.
(2)	On each monthly due date, the borrower is required to fund the FF&E reserve in an amount equal to one-twelfth of 4% of annual gross revenue, initially equal to $38,793.
(3)
Other reserves represent a $56,669 seasonality reserve and a $12,500 deferred maintenance reserve. On each due date occurring in the months of July, August and September of each year, the borrower will be required to deposit an amount equal to the Seasonality Account Replenishment Amount into the seasonality reserve which can be used to cover debt service payments on the due dates in October, November, December, January, February, March, April, May and June (the “disbursement months”) of each year. “Seasonality Account Replenishment Amount” means an amount calculated by the lender in June of each year that is equal to one-third of an amount equal to (i) the “Seasonality Account Cap” minus (ii) the amount in the seasonality reserve. “Seasonality Account Cap” means an amount calculated by the lender in June of each year equal to 120% of an amount equal to (i) $585,890 minus (ii) the actual collection of rents from the mortgaged property during the most recently preceding disbursement months.

(4)	Includes the repayment of debts, legal fees and prepayment fees, interest, restructuring and administrative fees related to tax credit loans and other costs.

The following table presents certain information relating to the 2014 market mix with respect to the Iron Horse Hotel Property, as provided in the appraisal for the Iron Horse Hotel Property:

Estimated Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Iron Horse Hotel	25%	50%	25%

(1)	Source: Appraisal.

The following table presents certain information relating to TTM November 2014 penetration rates relating to the Iron Horse Hotel Property, as provided in a December 2014 travel research report:

TTM Through 11/30/2014 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Iron Horse Hotel	108.2%	152.6%	165.1%

(1)	Source: December 2014 travel research report.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IRON HORSE HOTEL

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Iron Horse Hotel Property:

Iron Horse Hotel(1)
	2011	2012	2013	TTM 11/30/20141)	Underwritten
Occupancy	79.0%	81.4%	79.6%	79.6%	79.6%
ADR	$176.14	$195.09	$214.58	$214.60	$214.60
RevPAR	$139.15	$158.76	$170.81	$170.92	$170.92

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Iron Horse Hotel Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 11/30/2014	Underwritten	Underwritten $ per Room
Room Revenue	$5,093,014	$5,810,513	$6,234,386	$6,238,496	$6,238,496	$62,385
Food & Beverage Revenue	4,602,043	4,738,172	4,874,656	4,813,899	4,813,899	48,139
Other Income(2)	683,211	709,587	796,837	792,585	792,585	7,926
Total Revenue	$10,378,268	$11,258,272	$11,905,879	$11,844,980	$11,844,980	$118,450

Room Expense	$1,466,785	$1,497,964	$1,471,293	$1,447,427	$1,447,331	$14,473
Food & Beverage Expense	3,561,157	3,581,155	3,693,909	3,502,457	3,502,457	35,025
Other Expense	521,386	485,548	613,066	591,236	591,236	5,912
Total Departmental Expense	$5,549,328	$5,564,667	$5,778,268	$5,541,120	$5,541,024	$55,410
Total Undistributed Expense	2,448,324	2,623,189	2,826,294	2,953,260	2,947,219	29,472
Total Fixed Charges	289,302	539,944	747,704	847,924	741,547	7,415
Total Operating Expenses	$8,286,954	$8,727,800	$9,352,266	$9,342,304	$9,229,790	$92,298

Net Operating Income	$2,091,314	$2,530,472	$2,553,613	$2,502,676	$2,615,190	$26,152
FF&E	0	0	0	0	465,515	4,655
Net Cash Flow	$2,091,314	$2,530,472	$2,553,613	$2,502,676	$2,149,675	$21,497

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Includes valet income, telephone income, gift shop income and minibar income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARGAS RETAIL PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties(1)	9	Loan Seller	CCRE
Location (City/State)	Various	Cut-off Date Principal Balance	$19,078,980
Property Type	Retail	Cut-off Date Principal Balance per SF	$280.82
Size (SF)	67,940	Percentage of Initial Pool Balance	2.1%
Total Occupancy as of 12/5/2014	95.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/5/2014	95.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	4.85000%
Appraised Value	$28,380,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(2)	Theo Margas
Underwritten Revenues	$2,317,468
Underwritten Expenses	$414,754	Escrows
Underwritten Net Operating Income (NOI)	$1,902,714	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,824,582	Taxes	$70,060	$14,012
Cut-off Date LTV Ratio	67.2%	Insurance	$27,063	$2,706
Maturity Date LTV Ratio	55.1%	Replacement Reserves	$849	$849
DSCR Based on Underwritten NOI / NCF	1.57x / 1.51x	TI/LC(3)	$4,000	$5,662
Debt Yield Based on Underwritten NOI / NCF	10.0% / 9.6%	Other(4)	$34,389	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,100,000	90.0%	Loan Payoff	$20,539,065	96.8%
Principal’s New Cash Contribution	2,117,757	10.0	Closing Costs	542,331	2.6
Reserves	136,361	0.6
Total Sources	$21,217,757	100.0%	Total Uses	$21,217,757	100.0%

(1)	No releases are permitted during the Margas Retail Portfolio Loan term.
(2)	Theo Margas is the guarantor of the non-recourse carveouts under the Margas Retail Portfolio Loan.
(3)
At origination, the borrower deposited $4,000 into the TI/LC reserve account for repairs associated with Alan Stuart Amsterdam. The borrower will be required to deposit $5,662 monthly subject to a cap of $375,000 if (i) the debt service coverage ratio is at least 1.25x and (ii) at least 85.0% of the Margas Retail Portfolio Properties is occupied by tenants in who are open for business and paying unabated rent.

(4)	Other reserve represents a $21,800 deferred maintenance reserve and a $12,589 free rent reserve for outstanding free rent owed in connection with recently executed leases.

The following table presents certain information relating to the Margas Retail Portfolio Properties:

Property Name	City	State	Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built / Renovated	Appraised Value	UW NCF
9201 Colesville	Silver Spring	Maryland	$4,551,258	11,000	100.0%	1920 / NAP	$6,770,000	$469,509
7900-7912 Georgia	Silver Spring	Maryland	2,823,528	11,443	91.7%	1930 / NAP	4,200,000	247,666
8407 Ramsey	Silver Spring	Maryland	2,426,889	6,100	100.0%	1963 / NAP	3,610,000	260,999
7926-7928 Georgia	Silver Spring	Maryland	1,942,856	7,178	100.0%	1946 / NAP	2,890,000	172,780
7914-7920 Georgia	Silver Spring	Maryland	1,915,965	6,783	100.0%	1942 / NAP	2,850,000	158,749
4150 Chain Bridge	Fairfax	Virginia	1,438,655	5,700	100.0%	1987 / NAP	2,140,000	138,369
926 Philadelphia	Silver Spring	Maryland	1,371,428	9,036	75.0%	1963 / NAP	2,040,000	134,250
7845-7851 Eastern	Silver Spring	Maryland	1,364,705	3,600	100.0%	1953 / NAP	2,030,000	135,010
8113 Georgia	Silver Spring	Maryland	1,243,697	7,100	100.0%	1964 / NAP	1,850,000	107,251
Total / Wtd. Avg.			$19,078,980	67,940	95.3%		$28,380,000	$1,824,582

(1)	Occupancy as of December 5, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARGAS RETAIL PORTFOLIO

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Margas Retail Portfolio Properties:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Remaining Renewal / Extension Options
Mrs. K’s Tollhouse Restaurant	NR / NR / NR	11,000	16.2%	$522,701	25.7%	$47.52	11/30/2022	NA	NA	NA
8407 Kitchen Bar	NR / NR / NR	6,100	9.0	291,349	14.3	47.76	2/28/2028	NA	NA	1, 5-year option
El Aguila	NR / NR / NR	7,178	10.6	193,806	9.5	27.00	12/31/2023	NA	NA	1, 5-year option
Red Hot & Blue Restaurant	NR / NR / NR	5,700	8.4	163,632	8.0	28.71	11/1/2017	NA	NA	NA
Pacci’s Pizza	NR / NR / NR	7,100	10.5	132,157	6.5	18.61	8/31/2019	NA	NA	2, 5-year options
La Fonda Market	NR / NR / NR	2,714	4.0	70,626	3.5	26.02	2/28/2023	NA	NA	2, 5-year options
Alan Stuart Amsterdam	NR / NR / NR	2,811	4.1	70,275	3.5	25.00	9/30/2015	NA	NA	NA
3 Public	NR / NR / NR	4,518	6.6	65,150	3.2	14.42	10/31/2019	NA	NA	1, 5-year option
Tire Depot	NR / NR / NR	2,259	3.3	60,496	3.0	26.78	8/31/2019	NA	NA	NA
Woder Ethiopian	NR / NR / NR	900	1.3	43,307	2.1	48.12	5/31/2021	NA	NA	NA
Ten Largest Owned Tenants		50,280	74.0%	$1,613,499	79.3%	$32.09
Remaining Owned Tenants		14,451	21.3	421,252	20.7	29.15
Vacant Spaces (Owned Space)		3,209	4.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		67,940	100.0%	$2,034,751	100.0%	$31.43

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Margas Retail Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1,345	2.0%	2.0%	$10,089	0.5%	$7.50	2
2015	6,011	8.8	10.8%	182,870	9.0	30.42	5
2016	0	0.0	10.8%	0	0.0	0.00	0
2017	5,700	8.4	19.2%	163,632	8.0	28.71	1
2018	1,200	1.8	21.0%	35,721	1.8	29.77	1
2019	18,307	26.9	47.9%	388,897	19.1	21.24	8
2020	0	0.0	47.9%	0	0.0	0.00	0
2021	3,226	4.7	52.7%	119,472	5.9	37.03	3
2022	11,000	16.2	68.9%	522,701	25.7	47.52	1
2023	9,892	14.6	83.4%	264,432	13.0	26.73	2
2024	1,050	1.5	85.0%	21,499	1.1	20.47	3
2025	0	0.0	85.0%	0	0.0	0.00	0
2026 & Thereafter	7,000	10.3	95.3%	325,439	16.0	46.49	2
Vacant	3,209	4.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	67,940	100.0%		$2,034,751	100.0%	$31.43	28

(1)	Calculated based on approximate square footage occupied by each Owned Tenant unless otherwise indicated.

The following table presents certain information relating to historical leasing at the Margas Retail Portfolio Properties:

Historical Leased %(1)
	2011	2012(2)	2013(2)	As of 12/5/2014
Owned Space	94.1%	94.5%	97.7%	95.3%

(1)	As provided by the borrower and represents occupancy as of December 31, for the specified year unless otherwise indicated.
(2)
Excludes the 926 Philadelphia Property. In the case of the 926 Philadelphia Property, the prior occupant’s lease expired in 2012 but the prior occupant failed to completely vacate during 2013 and through 8/31/2014. As such, the 926 Philadelphia Property produced no income and was unavailable for re-leasing during that time.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARGAS RETAIL PORTFOLIO

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Margas Retail Portfolio Properties:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 8/31/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,392,628	$1,670,412	$1,541,655	$1,592,730	$2,034,751	$29.95
Other Rental Revenue	0	0	36	71	0	0.00
Gross Up Vacancy	0	0	0	0	77,734	1.14
Total Rent	$1,392,628	$1,670,412	$1,541,691	$1,592,801	$2,112,485	$31.09
Total Reimbursables	52,412	52,412	275,966	255,013	338,936	4.99
Vacancy & Credit Loss(3)	0	0	0	0	(133,953)	(1.97)
Effective Gross Income	$1,445,040	$1,722,824	$1,817,658	$1,847,814	$2,317,468	$34.11

Total Operating Expenses	$325,166	336,668	$354,691	$350,801	$414,754	$6.10

Net Operating Income	$1,119,874	$1,386,156	$1,462,966	$1,497,014	$1,902,714	$28.01
TI/LC	0	0	0	0	67,940	1.00
Capital Expenditures	0	0	0	0	10,191	0.15
Net Cash Flow	$1,119,874	$1,386,156	$1,462,966	$1,497,014	$1,824,582	$26.86

(1)
Cash Flow Analysis excludes the 926 Philadelphia Avenue Property in 2012 and 2013. In the case of the 926 Philadelphia Avenue Property, the prior occupant’s lease expired in 2012 but the prior occupant failed to vacate during 2013 and through 8/31/2014. As such, the 926 Philadelphia Avenue Property produced no income and was unavailable for re-leasing during that time.

(2)	Underwritten cash flow based on the various rent rolls and excluding all contractual rent steps.
(3)
Vacancy & Credit Loss represents an economic vacancy of 5.5% of underwritten base rent and reimbursements. The Margas Retail Portfolio Properties were underwritten based on the greater of the appraisal’s concluded market vacancy and 5.0%. The appraisal concluded a weighted average portfolio vacancy of 5.5% for the Margas Retail Portfolio Properties, which was 4.7% physically vacant as of December 5, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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KINGWOOD LAKES APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		MC-Five Mile
Location (City/State)	Kingwood, Texas	Cut-off Date Principal Balance		$16,851,434
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$43,208.81
Size (Units)	390	Percentage of Initial Pool Balance		1.8%
Total Occupancy as of 1/28/2015	96.2%	Number of Related Mortgage Loans(1)		2
Owned Occupancy as of 1/28/2015	96.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1980 / 2011-2014	Mortgage Rate		4.85000%
Appraised Value	$24,280,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(2)	Chowdary Yalamanchili
Underwritten Revenues	$3,582,181
Underwritten Expenses	$1,737,938	Escrows
Underwritten Net Operating Income (NOI)	$1,844,243		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,727,243	Taxes	$34,110	$34,110
Cut-off Date LTV Ratio	69.4%	Insurance	$56,816	$14,204
Maturity Date LTV Ratio	56.8%	Replacement Reserves	$0	$9,775
DSCR Based on Underwritten NOI / NCF	1.73x / 1.62x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.9% / 10.2%	Other(3)	$140,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,870,000	100.0%	Loan Payoff	$14,112,480	83.7%
			Principal Equity Distribution	1,739,433	10.3
			Closing Costs	787,162	4.7
			Reserves	230,925	1.4
Total Sources	$16,870,000	100.0%	Total Uses	$16,870,000	100.0%

(1)	The direct owner of the borrower is also the direct owner of the borrower of the Pepper Tree Apartments Loan.
(2)	Chowdary Yalamanchili is the guarantor of the non-recourse carveouts under the Kingwood Lakes Apartments Loan.
(3)	Other upfront reserve is a deferred maintenance reserve of $140,000.

The following table presents certain information relating to the units and rent at the Kingwood Lakes Apartments Property:

Unit Type	Occupied Units(1)	Vacant Units(1)	Total Units(1)	% of Total Units	Average SF per Unit(1)	Market Rent/Unit per month(2)	Actual Rent/Unit per month(1)	UW Rent/Unit per month	Underwritten Rent
1BR/1BA	150	8	158	40.5%	688	$698	$675	$675	$1,280,016
2BR/1BA	149	15	164	42.1	1,031	$922	$875	$875	1,722,924
2BR/2BA	27	5	32	8.2	1,257	$1,080	$1,021	$1,021	391,968
3BR/2BA	33	3	36	9.2	1,355	$1,162	$1,102	$1,102	475,848
Total / Wtd. Avg.	359	31	390	100.0%	940	$866	$827	$827	$3,870,756

(1)	As provided by the borrower per the November 13, 2014 rent roll.
(2)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the Kingwood Lakes Apartments Property:

Historical Leased %(1)
2011	2012	2013	As of 1/28/2015
87.0%	84.6%	86.6%	96.2%

(1)	As provided by the borrower, which reflects average occupancy as of December 31 for each respective year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

KINGWOOD LAKES APARTMENTS

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Kingwood Lakes Apartments Property:

Cash Flow Analysis
	2012	2013	TTM 11/30/2014	T-6 Annualized 11/30/2014(1)	Underwritten(2)	Underwritten $ per Unit
Base Rent	$2,461,197	$2,748,068	$2,992,562	$3,126,251	$3,543,659	$9,086
Gross Up Vacancy	1,153,162	912,771	765,563	684,491	327,097	839
Gross Potential Rent	$3,614,359	$3,660,839	$3,758,125	$3,810,742	$3,870,756	$9,925
Vacancy, Credit Loss & Concessions	(1,153,162)	(912,771)	(765,563)	(684,491)	(878,194)	(2,252)
Total Rent	$2,461,197	$2,748,068	$2,992,562	$3,126,251	$2,992,562	$7,673
Other Income(3)	426,129	488,633	589,619	663,595	589,619	1,512
Effective Gross Income	$2,887,326	$3,236,701	$3,582,181	$3,789,846	$3,582,181	$9,185

Real Estate Taxes	$364,393	$416,905	$447,153	$447,153	$390,846	$1,002
Insurance	116,071	164,676	164,557	164,557	164,557	422
Management Fee	87,217	95,756	104,628	104,628	143,287	367
Other Expenses	1,010,291	978,138	1,037,392	1,037,392	1,039,248	2,665
Total Operating Expenses	$1,577,972	$1,655,475	$1,753,730	$1,753,730	$1,737,938	$4,456

Net Operating Income	$1,309,354	$1,581,226	$1,828,451	$2,036,116	$1,844,243	$4,729
Replacement Reserves	0	0	0	0	117,000	300
Net Cash Flow	$1,309,354	$1,581,226	$1,828,451	$2,036,116	$1,727,243	$4,429

(1)
TTM expenses are used in place of trailing six-month expenses in the trailing six-month cash flow due to irregularities that occur in the annualization of certain expenses (e.g., utilities, taxes, etc.).

(2)	Underwritten base rent is based on the November 13, 2014 rent roll total annualized monthly rent less loss to lease deductions.
(3)	Other Income consists of application fees, late charges, damages, early termination fees, month-to-month premiums, pet fees and utility reimbursements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SENDIK’S TOWNE CENTRE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Brookfield, Wisconsin	Cut-off Date Principal Balance		$16,700,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$88.31
Size (SF)	189,116	Percentage of Initial Pool Balance		1.8%
Total Occupancy as of 12/2/2014	83.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/2/2014	83.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	2001-2006 / NAP	Mortgage Rate		4.03000%
Appraised Value	$23,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	60
		Borrower Sponsor(1)	William Prendergast, Leo Bernstein, Jon Goldberg, IT Brookfield LLC, Integrated Brookfield LLC and TBP Brookfield LLC

Underwritten Revenues	$2,444,576
Underwritten Expenses	$804,249	Escrows
Underwritten Net Operating Income (NOI)	$1,640,327		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,512,287	Taxes	$48,611	$24,306
Cut-off Date LTV Ratio	71.7%	Insurance	$6,688	$3,344
Maturity Date LTV Ratio	65.1%	Replacement Reserves	$0	$2,364
DSCR Based on Underwritten NOI / NCF	1.71x / 1.57x	TI/LC(2)	$0	$8,333
Debt Yield Based on Underwritten NOI / NCF	9.8% / 9.1%	Other(3)	$102,262	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,700,000	73.5%	Purchase Price	$22,305,000	98.1%
Principal’s New Cash Contribution	5,798,987	25.5	Closing Cost	263,426	1.2
Other Sources	227,000	1.0	Reserves	157,561	0.7

Total Sources	$22,725,987	100.0%	Total Uses	$22,725,987	100.0%

(1)	William Prendergast, Leo Bernstein and Jon Goldberg are the guarantors of the non-recourse carveouts under the Sendik’s Towne Centre Loan.
(2)	TI/LC reserves are capped at $300,000.
(3)	Upfront other reserve is comprised of an unfunded obligations reserve ($59,466), deferred maintenance reserve ($28,358) and free rent reserve ($14,438).

The following table presents certain information relating to the major tenants at the Sendik’s Towne Centre Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Sendik’s Fine Foods, Inc.	NR / NR / NR	54,031	28.6%	$501,057	25.2%	$9.27	4/30/2021	3, 10-year options
Briohn Building Corp.	NR / NR / NR	10,257	5.4	163,913	8.2	15.98	12/31/2018	NA
North Star Amercian Bistro	NR / NR / NR	6,792	3.6	100,068	5.0	14.73	7/31/2019	NA
Neroli Salon & Spa	NR / NR / NR	4,886	2.6	83,062	4.2	17.00	7/31/2018	1, 5-year option
Management Research Services	NR / NR / NR	7,404	3.9	74,040	3.7	10.00	5/31/2015	1, 3-year option
Healthworks Wellness Center	NR / NR / NR	3,600	1.9	66,258	3.3	18.41	7/31/2021	1, 3-year option
Emergency Room Specialists	NR / NR / NR	4,221	2.2	61,120	3.1	14.48	8/31/2016	1, 3-year option
Georgie	NR / NR / NR	4,000	2.1	58,000	2.9	14.50	7/31/2018	NA
Loaf & Jug	NR / NR / NR	4,026	2.1	57,420	2.9	14.26	12/31/2015	NA
Squire Fine Men’s Apparel	NR / NR / NR	4,914	2.6	57,199	2.9	11.64	8/31/2021	1, 5-year option
Ten Largest Owned Tenants		104,131	55.1%	$1,222,137	61.5%	$11.74
Remaining Tenants		54,611	28.9	764,765	38.5	14.00
Vacant (Owned Space)		30,374	16.1	0	0.0	0.00
Total / Wtd. Avg. All Tenants		189,116	100.0%	$1,986,902	100.0%	$12.52

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SENDIK’S TOWNE CENTRE

The following table presents the lease rollover schedule at the Sendik’s Towne Centre Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	15,917	8.4	8.4%	192,336	9.7	12.08	5
2016	19,073	10.1	18.5%	265,731	13.4	13.93	8
2017	6,679	3.5	22.0%	97,920	4.9	14.66	4
2018	37,717	19.9	42.0%	555,702	28.0	14.73	9
2019	12,184	6.4	48.4%	177,893	9.0	14.60	3
2020	0	0.0	48.4%	0	0.0	0.00	0
2021	65,845	34.8	83.2%	675,664	34.0	10.26	4
2022	0	0.0	83.2%	0	0.0	0.00	0
2023	0	0.0	83.2%	0	0.0	0.00	0
2024	0	0.0	83.2%	0	0.0	0.00	0
2025	1,327	0.7	83.9%	21,657	1.1	16.32	1
2026 & Thereafter	0	0.0	83.9%	0	0.0	0.00	0
Vacant	30,374	16.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	189,116	100.0%		$1,986,902	100.0%	$12.52	34

(1)	Calculated based on approximate square footage occupied by each Owned Tenant unless otherwise indicated.

The following table presents certain information relating to historical leasing at the Sendik’s Towne Centre Property:

Historical Leased %(1)
	2012	2013	As of 12/2/2014
Owned Space	86.4%	84.6%	83.9%

(1)	As provided by the borrower which reflects average occupancy for the specified year.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Sendik’s Towne Centre Property:

Cash Flow Analysis(1)
	2012	2013	TTM 10/31/2014	Underwritten	Underwritten $ per SF
Base Rent	$1,910,413	$1,916,394	$1,941,508	$1,956,448	$10.35
Contractual Rent Steps(2)	0	0	0	30,454	0.16
Gross Up Vacancy	0	0	0	540,508	2.86
Total Rent	$1,910,413	$1,916,394	$1,941,508	$2,527,410	$13.36
Total Reimbursables	467,569	398,168	458,751	434,882	2.30
Other Income	1,448	28,147	22,792	22,792	0.12
Vacancy & Credit Loss	(22,841)	(4,002)	(37,234)	(540,508)	(2.86)
Effective Gross Income	$2,356,589	$2,338,707	$2,385,817	$2,444,576	$12.93

Real Estate Taxes	$290,801	$294,768	$348,341	$277,779	$1.47
Insurance	41,409	37,172	34,792	38,218	0.20
Management Fee	94,561	98,254	95,735	97,783	0.52
Other Operating Expenses	365,050	346,281	382,671	390,469	2.06
Total Operating Expenses	$791,821	$776,475	$861,539	$804,249	$4.25

Net Operating Income	$1,564,768	$1,562,232	$1,524,278	$1,640,327	$8.67
TI/LC	0	0	0	99,673	0.53
Replacement Reserves	0	0	0	28,367	0.15
Net Cash Flow	$1,564,768	$1,562,232	$1,524,278	$1,512,287	$8.00

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of December 2, 2014 and contractual rent steps through December 1, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SCHUYLER COMMONS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Utica, New York	Cut-off Date Principal Balance	$14,877,365
Property Type	Senior Housing	Cut-off Date Principal Balance per Unit	$103,315.03
Size (Units)	144	Percentage of Initial Pool Balance	1.6%
Total Occupancy as of 10/31/2014	93.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/31/2014	93.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	2008 / NAP	Mortgage Rate	4.81450%
Appraised Value	$19,900,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	300
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Michael J. Uccellini

Underwritten Revenues	$2,296,146
Underwritten Expenses	$1,018,803	Escrows
Underwritten Net Operating Income (NOI)	$1,277,343	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,244,465	Taxes	$30,198	$10,066
Cut-off Date LTV Ratio	74.8%	Insurance	$13,971	$2,946
Maturity Date LTV Ratio	66.5%	Replacement Reserves	$0	$3,000
DSCR Based on Underwritten NOI / NCF	1.24x / 1.21x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF NCF	8.6% / 8.4%	Other(2)	$11,025	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,925,000	99.7%	Loan Payoff	$13,507,347	90.2%
Principal’s New Cash Contribution	45,000	0.3	Closing Costs	1,407,459	9.4
			Reserves	55,194	0.4

Total Sources	$14,970,000	100.0%	Total Uses	$14,970,000	100.0%

(1)	Michael J. Uccellini is the guarantor of the non-recourse carveouts under the Schuyler Commons Loan.
(2)
Other upfront reserve represents an environmental reserve of $11,025. An elevated radon level was found during the limited sampling during the Phase I, and therefore additional sampling is recommended for Building 2, which had the current elevated reading. Some sampling will also occur in Building 1 which was previously mitigated.

The following table presents certain information relating to the units and rent at the Schuyler Commons Property:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent	Underwritten Base Rent
1 Bed / 1 Bath	4	697	$1,130	$1,111	$1,111	$53,340
1 Bed / 1 Bath	20	780	$1,171	$1,141	$1,141	273,720
1 Bed / 1 Bath	9	841	$1,280	$1,242	$1,242	134,160
2 Bed / 1 Bath	6	887	$1,325	$1,325	$1,325	95,400
2 Bed / 1 Bath	9	908	$1,350	$1,350	$1,350	145,800
2 Bed / 1 Bath	6	920	$1,350	$1,350	$1,350	97,200
2 Bed / 1 Bath	6	938	$1,350	$1,350	$1,350	97,200
2 Bed / 1 Bath	12	962	$1,390	$1,390	$1,390	200,160
3 Bed / 2 Bath	36	974	$1,450	$1,450	$1,450	626,400
3 Bed / 2 Bath	36	1082	$1,575	$1,575	$1,575	680,400
Total / Wtd. Avg.	144	946	$1,398	$1,391	$1,391	$2,403,780

(1)	Based on market rents per the rent roll dated October 31, 2014.
(2)	Based on actual rents for occupied units per the rent roll dated October 31, 2014 and vacant units grossed up to market rent per the rent roll dated October 31, 2014.

The following table presents certain information relating to historical leasing at the Schuyler Commons Property:

Historical Leased %(1)
2012	2013	TTM 8/31/2014	As of 10/31/2014
82.4%	89.0%	87.4%	93.1%

(1)	As provided by the borrower and reflects average occupancy for the indicated year (or other 12-month period) unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SCHUYLER COMMONS

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Schuyler Commons Property:

Cash Flow Analysis(1)
	2012	2013	TTM 8/31/2014	Underwritten	Underwritten $ per Unit
Base Rent	$2,371,653	$2,387,955	$2,388,645	$2,225,634	$15,456
Gross Up Vacancy	0	0	0	178,146	1,237
Goss Potential Rent	$2,371,653	$2,387,955	$2,388,645	$2,403,780	$16,693
Vacancy, Credit Loss & Concessions	(626,898)	(443,854)	(413,835)	(262,710)	(1,824)
Total Rent Revenue	$1,744,755	$1,944,101	$1,974,810	$2,141,070	$14,869
Other Revenue(2)	130,624	151,587	155,076	155,076	1,077
Effective Gross Income	$1,875,379	$2,095,688	$2,129,885	$2,296,146	$15,945

Total Operating Expenses(3)	$964,589	$885,973	$969,992	$1,018,803	$7,075

Net Operating Income	$910,790	$1,209,715	$1,159,893	$1,277,343	$8,870
Replacement Reserves	0	0	0	32,878	228
Net Cash Flow	$910,790	$1,209,715	$1,159,893	$1,244,465	$8,642

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes cable/telephone income, pet charges, damages/cleaning fees, etc.
(3)
Underwritten real estate taxes are based on the estimated 5 year uninflated average of abated taxes of $126,081. The Schuyler Commons Property was developed under a PILOT tax agreement and leasehold agreement with the city. There are 23 years remaining on the abatement schedule, which provides for a gradually decreasing abatement. The estimated 2015 real estate taxes with no abatement is $484,926 ($121,232 actual abated taxes).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

iHEARTCOMMUNICATIONS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	San Antonio, Texas	Cut-off Date Principal Balance		$14,770,000
Property Type	Office	Cut-off Date Principal Balance per SF		$122.93
Size (SF)	120,147	Percentage of Initial Pool Balance		1.6%
Total Occupancy as of 2/6/2015	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/6/2015	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2002 / NAP	Mortgage Rate		4.25000%
Appraised Value	$22,100,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)	W.P. Carey, Inc.
Underwritten Revenues	$3,701,294
Underwritten Expenses	$2,214,041	Escrows
Underwritten Net Operating Income (NOI)	$1,487,253		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,337,069	Taxes(2)	$0	$0
Cut-off Date LTV Ratio	66.8%	Insurance(3)	$0	$0
Maturity Date LTV Ratio	53.6%	Replacement Reserves(4)	$0	$0
DSCR Based on Underwritten NOI / NCF	1.71x / 1.53x	TI/LC(5)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,770,000	69.6%	Purchase Price	$21,100,000	99.4%
Principal’s New Cash Contribution	6,454,802	30.4	Closing Costs	124,802	0.6

Total Sources	$21,224,802	100.0%	Total Uses	$21,224,802	100.0%

(1)
Corporate Property Associates 17-Global Inc. is the guarantor of the non-recourse carveouts under the iHeartCommunications Loan. W.P. Carey, Inc. (rated NR/Baa2/BBB by Fitch/Moody’s/S&P) is a global net-lease REIT with approximately $8.5 billion in assets as of September 30, 2014.

(2)
The borrower is not required to reserve funds for taxes so long as (i) the iHeartCommunications lease in full force and effect and (ii) the borrower deliverys evidence that the required taxes have been paid.

(3)
The borrower is not required to reserve funds for insurance so long as (i) the iHeartCommunications lease in full force and effect and (ii) the borrower delivers evidence that the iHeartCommunications Property is being insured in accordance with the iHeartCommunications Loan documents.

(4)
The borrower will be required to make monthly deposits of $2,500 into a replacement reserve upon (i) an event of default or (ii) iHeartCommunications, the tenant under any other lease of the iHeartCommunications Property or any guarantor of such lease (a) “goes dark,” (b) gives notice that it is terminating its lease, (c) terminates its lease or (d) is involved in any bankruptcy proceeding. In the event that the borrower fails to timely complete a specified repair or provide evidence of such completion, all excess cash will be deposited into the replacement reserve, subject to a cap of the amount necessary to complete the applicable specified repairs.

(5)	In the event that excess cash deposits into the replacement reserve exceed the applicable cap, all remaining excess cash will be deposited into the TI/LC reserve.

The following table presents certain information relating to the sole tenant at the iHeartCommunications Property:

Tenant Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
iHeartCommunications(2)	NR / NR / CCC+	120,147	100.0%	$1,682,058	100.0%	$14.00	1/31/2035	4, 5-year options
Total / Wtd. Avg.		120,147	100.0%	$1,682,058	100.0%	$14.00

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
The iHeartCommunications Property serves as iHeartCommunication’s main back-office facility with over 500 employees working at the iHeartCommunications Property in various functions including information technology, accounts payable, internal audit and accounting.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

iHEARTCOMMUNICATIONS

The following table presents certain information relating to the lease rollover schedule at the iHeartCommunications Property, based on initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026 & Thereafter	120,147	100.0	100.0%	1,682,058	100.0	14.00	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	120,147	100.0%		$1,682,058	100.0%	$14.00	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.

The following table presents certain information relating to historical leasing at the iHeartCommunications Property:

Historical Leased %(1)
	2013	2014	As of 2/6/2015
Owned Space	100.0%	100.0%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the specified year, unless otherwise indicated.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the iHeartCommunications Property:

Cash Flow Analysis(1)(2)
	Underwritten(3)	Underwritten $ per SF
Base Rent	$1,682,058	$14.00
Gross Up Vacancy	0	0.00
Total Rent	$1,682,058	$14.00
Total Reimbursables	2,214,041	18.43
Vacancy & Credit Loss(4)	(194,805)	(1.62)
Effective Gross Income	$3,701,294	$30.81

Total Operating Expenses	$2,214,041	$18.43

Net Operating Income	$1,487,253	$12.38
TI/LC	120,147	1.00
Capital Expenditures	30,037	0.25
Net Cash Flow	$1,337,069	$11.13

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Historical operating statements were unavailable because the iHeartCommunications Property was acquired in 2014.
(3)	Underwritten cash flow based on the February 6, 2015 rent roll with no contractual rent steps.
(4)
Vacancy & Credit Loss represents an underwritten economic vacancy of 5.0% of Total Rent and Total Reimbursables. The iHeartCommunications Property that was 100.0% physically occupied as of February 6, 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FOUNTAINHEAD

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Canonsburg, Pennsylvania	Cut-off Date Principal Balance		$14,082,394
Property Type	Office	Cut-off Date Principal Balance per SF		$156.04
Size (SF)	90,250	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 11/1/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2003 / NAP	Mortgage Rate		4.29000%
Appraised Value	$18,800,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)	Gabriel W. Spector
Underwritten Revenues	$2,031,273
Underwritten Expenses	$664,266	Escrows
Underwritten Net Operating Income (NOI)	$1,367,008		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,292,528	Taxes	$43,906	$14,635
Cut-off Date LTV Ratio	74.9%	Insurance	$8,616	$1,237
Maturity Date LTV Ratio	60.2%	Replacement Reserves	$0	$1,880
DSCR Based on Underwritten NOI / NCF	1.63x / 1.55x	TI/LC(2)	$0	$8,333
Debt Yield Based on Underwritten NOI / NCF	9.7% / 9.2%	Other(3)	$615,068	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,100,000	100.0%	Loan Payoff	$6,142,139	43.6%
			Principal Equity Distribution	7,028,042	49.8
			Reserves	667,591	4.7
			Closing Costs	262,229	1.9
Total Sources	$14,100,000	100.0%	Total Uses	$14,100,000	100.0%

(1)	Gabriel W. Spector is the guarantor of the non-recourse carveouts under the Fountainhead Loan.
(2)	TI/LC reserves are capped at $500,000.
(3)
Other upfront reserves represent $462,220 for unpaid tenant improvements, $68,108 for leasing commissions and $84,740 for two free months of rent pertaining to the EQT Corporation lease executed on August 18, 2014.

The following table presents certain information relating to the tenants at the Fountainhead Property:

Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
State Farm	NR / NR / AA	24,748	27.4%	$562,770	28.2%	$22.74	10/31/2016	1, 5-year option
NVR, Inc.(2)	BBB+ / Baa2 / BBB	24,748	27.4	551,633	27.7	22.29	3/31/2023	1, 5-year option
EQT Corporation	BBB- / Baa3 / BBB	23,111	25.6	516,069	25.9	22.33	12/31/2024	1, 5-year option
Ayco(3)(4)	A / Baa1 / A-	17,643	19.5	363,622	18.2	20.61	5/31/2024	2, 5-year options
Owned Tenants		90,250	100.0%	$1,994,093	100.0%	$22.10
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		90,250	100.0%	$1,994,093	100.0%	$22.10

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	NVR, Inc. has the option to terminate its lease in April 2021 with 9-months’ notice and a termination fee equal to 50% of annual base rent for each remaining year of the lease.
(3)	Ayco is a subsidiary of Goldman Sachs; lease is guaranteed by GS Ayco Holding LLC.
(4)	Ayco has the option to terminate its lease in September 2018 with 12-months’ notice and a termination fee equal to 2-months’ rent annual base rent plus unamortized TI/LC costs.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FOUNTAINHEAD

The following table presents the lease rollover schedule at the Fountainhead Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	24,748	27.4	27.4%	562,770	28.2	22.74	1
2017	0	0.0	27.4%	0	0.0	0.00	0
2018	0	0.0	27.4%	0	0.0	0.00	0
2019	0	0.0	27.4%	0	0.0	0.00	0
2020	0	0.0	27.4%	0	0.0	0.00	0
2021	0	0.0	27.4%	0	0.0	0.00	0
2022	0	0.0	27.4%	0	0.0	0.00	0
2023	24,748	27.4	54.8%	551,633	27.7	22.29	1
2024	40,754	45.2	100.0%	879,691	44.1	21.59	2
2025	0	0.0	100.0%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	90,250	100.0%		$1,994,093	100.0%	$22.10	4

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Fountainhead Property:

Historical Leased %(1)
	2012	2013	TTM 10/31/2014
Owned Space	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year (or other 12-month period) unless specified otherwise.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Fountainhead Property:

Cash Flow Analysis(1)
	2012	2013	TTM 10/31/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,002,721	$1,972,169	$1,920,594	$1,994,093	$22.10
Total Reimbursement Revenue	108,031	129,098	151,436	144,089	1.60
Other Revenue	10,000	0	118	0	0.00
Gross Revenue	$2,120,753	$2,101,267	$2,072,148	$2,138,183	$23.69
Less Vacancy & Credit Loss	0	0	0	(106,909)	(1.18)
Effective Gross Income	$2,120,753	$2,101,267	$2,072,148	$2,031,273	$22.51

Total Operating Expenses	$662,198	$643,319	$609,251	$664,266	$7.36

Net Operating Income	$1,458,555	$1,457,947	$1,462,898	$1,367,008	$15.15
TI/LC	0	0	0	54,624	0.60
Capital Expenditures	0	0	0	19,855	0.22
Net Cash Flow	$1,458,555	$1,457,947	$1,462,898	$1,292,528	$14.32

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of November 1, 2014 and rent steps through April 30, 2016.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DADELAND WEST EXECUTIVE PARK

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Miami, Florida	Cut-off Date Principal Balance		$14,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$127.57
Size (SF)	109,743	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 11/1/2014	87.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2014	87.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1979, 1980, 1982 / NAP	Mortgage Rate		4.45000%
Appraised Value	$19,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		48
		Borrower Sponsor(2)	Nancy F. Green and The Revocable Living Trust of Nancy F. Green
Underwritten Revenues	$2,022,764
Underwritten Expenses	$797,044	Escrows
Underwritten Net Operating Income (NOI)	$1,225,720		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,137,069	Taxes	$20,976	$20,976
Cut-off Date LTV Ratio	73.7%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	64.2%	Replacement Reserves(3)	$0	$2,132
DSCR Based on Underwritten NOI / NCF	1.45x / 1.34x	TI/LC(4)	$200,000	$9,146
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.1%	Other(5)	$87,847	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,000,000	100.0%	Loan Payoff	$10,101,198	72.2%
			Principal Equity Distribution	3,010,831	21.5
			Closing Costs	579,149	4.1
			Reserves	308,823	2.2
Total Sources	$14,000,000	100.0%	Total Uses	$14,000,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $19,500,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 65.9%.
(2)	Nancy F. Green and The Revocable Living Trust of Nancy F. Green are the guarantors of the non-recourse carveouts under the Dadeland West Executive Park Loan.
(3)	Replacement reserves are capped at $76,752.
(4)	TI/LC reserves are capped at $300,000.
(5)	Other reserves represent $87,847 related to a leasing reserve for the tenant Concordia Healthcare, Inc.

The following table presents certain information relating to the tenants at the Dadeland West Executive Park Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Concordia Healthcare, Inc.	NR / NR / NR	8,317	7.6%	$191,291	9.5%	$23.00	3/31/2020	NA
The Simplex Group	NR / NR / NR	4,676	4.3	116,543	5.8	24.92	(2)	NA
CAREERXCHANGE, Inc.(3)	NR / NR / NR	3,322	3.0	65,344	3.2	19.67	10/31/2016	NA
Gil, Garden, Avetrani Insurance Group, LLC	NR / NR / NR	2,490	2.3	49,008	2.4	19.68	(4)	NA
Conve & Avs(5)	NR / NR / NR	2,184	2.0	47,000	2.3	21.52	11/30/2019	NA
Freire & Gonzalez PA	NR / NR / NR	2,588	2.4	46,584	2.3	18.00	3/31/2019	2, 5-year options
Adecco USA, Inc.	NR / NR / NR	2,216	2.0	45,650	2.3	20.60	4/30/2017	1, 3-year option
Adtek Information Systems, Inc.(6)	NR / NR / NR	1,984	1.8	41,188	2.0	20.76	1/31/2017	1, 3-year option
GMR Enterprises, Inc.	NR / NR / NR	2,006	1.8	39,679	2.0	19.78	6/30/2019	NA
Law Office of Erwin Diaz-Solis PA	NR / NR / NR	1,744	1.6	35,368	1.8	20.28	4/30/2016	NA
Ten Largest Owned Tenants		31,527	28.7%	$677,653	33.6%	$21.49
Remaining Owned Tenants		64,128	58.4	1,337,783	66.4	20.86
Vacant		14,088	12.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		109,743	100.0%	$2,015,436	100.0%	$18.37

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The Simplex Group has 131 SF ($22.27 UW Base Rent $ per SF) expiring on 9/30/2015 and 4,545 SF ($25.00 UW Base Rent $ per SF) expiring on 10/31/2019.
(3)	CAREERXCHANGE, Inc. has the right to terminate its lease upon 90 days’ written notice and payment of a termination fee equal to two months’ rent and unamortized leasing costs.
(4)	Gil, Garden, Aventrain Insurance Group, LLC has 101 SF ($19.96 UW Base Rent $ per SF) expiring on 8/31/2015 and 2,389 SF ($19.67 UW Base Rent $ per SF) expiring on 8/31/2017.
(5)	Conve & Avs. has the one-time right to terminate its lease effective as of 11/30/2017 upon two months’ written notice and payment of a termination fee equal to $12,613.
(6)
Adtek Information Systems, Inc. has the right to terminate its lease effective on (i) the last day of any month from 1/31/2015 through 6/30/2015 with 120 days’ written notice and payment of a termination fee equal to $12,000, (ii) the last day of any month from 7/31/2015 through 12/31/2015 with 120 days’ written notice and payment of a termination fee equal to $9,000, (iii) the last day of any month from 1/31/2016 through 6/30/2016 with 120 days’ written notice and payment of a termination fee equal to $6,000 and (iv) the last day of any month from 7/31/2016 through 12/31/2016 with 120 days’ written notice and payment of a termination fee equal to $2,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DADELAND WEST EXECUTIVE PARK

The following table presents the lease rollover schedule at the Dadeland West Executive Park Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	3,810	3.5%	3.5%	$81,897	4.1%	$21.50	9
2015	23,596	21.5	25.0%	496,706	24.6	21.05	44
2016	24,311	22.2	47.1%	500,453	24.8	20.59	27
2017	16,274	14.8	62.0%	333,253	16.5	20.48	12
2018	4,432	4.0	66.0%	91,895	4.6	20.73	5
2019	13,528	12.3	78.3%	289,426	14.4	21.39	7
2020	8,317	7.6	85.9%	191,291	9.5	23.00	1
2021	0	0.0	85.9%	0	0.0	0.00	0
2022	0	0.0	85.9%	0	0.0	0.00	0
2023	0	0.0	85.9%	0	0.0	0.00	0
2024	1,387	1.3	87.2%	30,514	1.5	22.00	1
2025	0	0.0	87.2%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	87.2%	0	0.0	0.00	0
Vacant	14,088	12.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	109,743	100.0%		$2,015,436	100.0%	$18.37	106

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Dadeland West Executive Park Property:

Historical Leased %(1)
	2011	2012	2013	As of 11/1/2014
Owned Space	86.4%	83.0%	83.3%	87.2%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year unless otherwise stated.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Dadeland West Executive Park Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 8/31/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,919,833	$1,834,752	$1,800,790	$1,755,906	$1,998,115	$18.21
Contractual Rent Steps	0	0	0	0	17,321	0.16
Gross Up Vacancy	0	0	0	0	317,886	2.90
Total Rent	$1,919,833	$1,834,752	$1,800,790	$1,755,906	$2,333,322	$21.26
Total Reimbursables	1,611	1,389	2,060	2,446	2,446	0.02
Other Income(3)	4,772	4,705	7,542	4,882	4,882	0.04
Vacancy & Credit Loss	0	0	0	0	(317,886)	(2.90)
Effective Gross Income	$1,926,217	$1,840,846	$1,810,392	$1,763,234	$2,022,764	$18.43

Total Operating Expenses	$786,841	$827,398	$809,893	$720,256	$797,044	$7.26

Net Operating Income	$1,139,376	$1,013,448	$1,000,499	$1,042,978	$1,225,720	$11.17
TI/LC	0	0	0	0	63,067	0.57
Capital Expenditures	0	0	0	0	25,584	0.23
Net Cash Flow	$1,139,376	$1,013,448	$1,000,499	$1,042,978	$1,137,069	$10.36

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent based on the in place rent roll dated November 1, 2014 with rent steps through June 1, 2015.
(3)	Other Income includes late charges and miscellaneous fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MANOKEEK VILLAGE CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Accokeek, Maryland	Cut-off Date Principal Balance		$13,750,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$167.13
Size (SF)	82,269	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 1/26/2015	91.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/26/2015	91.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	2003 / NAP	Mortgage Rate		4.40000%
Appraised Value	$19,400,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	24
		Borrower Sponsor(2)	Joseph Reger

Underwritten Revenues	$1,816,560
Underwritten Expenses	$480,377	Escrows
Underwritten Net Operating Income (NOI)	$1,336,183		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,306,495	Taxes	$78,338	$13,056
Cut-off Date LTV Ratio	70.9%	Insurance	$2,559	$1,279
Maturity Date/ARD LTV Ratio	67.4%	Replacement Reserves	$0	$1,371
DSCR Based on Underwritten NOI / NCF(1)	1.62x / 1.58x	TI/LC	$150,000	$1,103
Debt Yield Based on Underwritten NOI / NCF	9.7% / 9.5%	Other(3)	$219,100	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$13,750,000	60.7%	Purchase Price	$22,000,000	97.2%
Principal’s New Cash Contribution	8,885,781	39.3	Reserves	449,996	2.0
			Closing Costs	185,785	0.8

Total Sources	$22,635,781	100.0%	Total Uses	$22,635,781	100.0%

(1)
Based on amortizing debt service payments for the Manokeek Village Center Loan. Based on the current interest only payments, the DSCR based on Underwritten NOI and Underwritten NCF are 2.18x and 2.13x respectively.

(2)	Joseph Reger is the guarantor of the non-recourse carveouts under the Manokeek Village Center Loan.
(3)	Other reserves consist of a deferred maintenance reserve of $1,100 and a $218,000 reserve related to the signage and tree work at the Manokeek Village Property.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Manokeek Village Center Property:

Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Giant Store	BBB / Baa3/ BBB	55,800	67.8%	$926,280	65.5%	$16.60	5/1/2028	$355	4.7%	6, 5-year options
Advance Auto	NR / Baa3/ BBB-	7,587	9.2	136,566	9.7	18.00	11/1/2024	NA	NA	2, 5-year options
Manokeek Wine and Spirits	NR / NR / NR	2,799	3.4	85,090	6.0	30.40	4/30/2019	$423	7.2%	NA
Superior Nails	NR / NR / NR	1,600	1.9	51,200	3.6	32.00	12/1/2021	$150	21.3%	NA
Super Eastern Chinese	NR / NR / NR	1,600	1.9	48,000	3.4	30.00	2/28/2021	$210	14.3%	NA
Sophisticated Elegance Hair	NR / NR / NR	1,200	1.5	43,260	3.1	36.05	12/31/2019	$64	56.6%	NA
Wing Heaven	NR / NR / NR	1,600	1.9	43,200	3.1	27.00	12/31/2022	NA	NA	NA
Starbucks	A- / A3 / A-	1,483	1.8	41,524	2.9	28.00	9/1/2018	NA	NA	1, 5-year option
Manokeek Cleaners	NR / NR / NR	1,600	1.9	38,400	2.7	24.00	12/1/2018	$51	47.3%	NA
Largest Owned Tenants		75,269	91.5%	$1,413,520	100.0%	$18.78
Vacant Spaces (Owned Space)		7,000	8.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		82,269	100.0%	$1,413,520	100.0%	$18.78

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are as of December 31, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MANOKEEK VILLAGE CENTER

The following table presents certain information relating to the lease rollover schedule at the Manokeek Village Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	3,083	3.7	3.7%	79,924	5.7	25.92	2
2019	3,999	4.9	8.6%	128,350	9.1	32.10	2
2020	0	0.0	8.6%	0	0.0	0.00	0
2021	3,200	3.9	12.5%	99,200	7.0	31.00	2
2022	1,600	1.9	14.4%	43,200	3.1	27.00	1
2023	0	0.0	14.4%	0	0.0	0.00	0
2024	7,587	9.2	23.7%	136,566	9.7	18.00	1
2055	0	0.0	23.7%	0	0.0	0.00	0
2026 & Thereafter	55,800	67.8	91.5%	926,280	65.5	16.60	1
Vacant	7,000	8.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	82,269	100.0%		$1,413,520	100.0%	$18.78	9

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Manokeek Village Center Property.

Historical Leased %(1)
	2012	2013	2014	As of 1/26/2015
Owned Space	82.8%	80.3%	89.5%	91.5%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year unless otherwise specified.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Manokeek Village Center Property:

Cash Flow Analysis(1)

	2012	2013	TTM 10/31/2014	Underwritten	Underwritten $ per SF
Base Rent	$1,657,665	$1,619,973	$1,594,561	$1,413,520	$17.18
Gross Up Vacancy	0	0	0	140,000	1.70
Total Rent	$1,657,665	$1,619,973	$1,594,561	$1,553,520	$18.88
Total Reimbursables	561,847	444,919	642,870	403,040	4.90
Other Income	4,641	86,791	38,514	0	0.00
Vacancy & Credit Loss(2)	0	0	0	(140,000)	(1.70)
Effective Gross Income	$2,224,153	$2,151,683	$2,275,945	$1,816,560	$22.08

Total Operating Expenses	$646,176	$698,634	$599,644	$480,377	$5.84

Net Operating Income	$1,577,977	$1,453,049	$1,676,301	$1,336,183	$16.24
TI/LC	0	0	0	13,235	0.16
Capital Expenditures	0	0	0	16,454	0.20
Net Cash Flow	$1,577,977	$1,453,049	$1,676,301	$1,306,495	$15.88

(1)	Underwritten Base Rent based on the in place rent roll dated 10/31/2014 with rent steps through 11/30/2015.
(2)	Underwritten Vacancy & Credit Loss represents an underwritten economic vacancy of 7.2%. The Manokeek Village Center Property was 91.5% physically occupied as of January 26, 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5950 CANOGA AVENUE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Woodland Hills, California	Cut-off Date Principal Balance		$13,650,000
Property Type	Office	Cut-off Date Principal Balance per SF		$147.49
Size (SF)	92,547	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 12/1/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/1/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1980 / 2010-2013	Mortgage Rate		4.35000%
Appraised Value	$20,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	24
		Borrower Sponsor(2)	Stephen M. Zotovich, Bradley E. Lofgren and G. Ryan Smith
Underwritten Revenues	$2,423,203
Underwritten Expenses	$1,015,089	Escrows
Underwritten Net Operating Income (NOI)	$1,408,115		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,297,058	Taxes	$15,833	$15,833
Cut-off Date LTV Ratio	66.9%	Insurance	$18,631	$2,491
Maturity Date LTV Ratio	61.1%	Replacement Reserves	$0	$1,542
DSCR Based on Underwritten NOI / NCF(1)	1.73x / 1.59x	TI/LC(3)	$500,000	$7,712
Debt Yield Based on Underwritten NOI / NCF	10.3% / 9.5%	Other(4)	$239,563	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$13,650,000	66.7%	Purchase Price	$19,500,000	95.3%
Principal’s New Cash Contribution	6,808,973	33.3	Reserves	774,027	3.8
			Closing Costs	184,945	0.9

Total Sources	$20,458,973	100.0%	Total Uses	$20,458,973	100.0%

(1)	Based on amortizing debt service payments. Based on the current interest only payments, the DSCR based on Underwritten NOI and Underwritten NCF are 2.34x and 2.15x, respectively.
(2)	Stephen M. Zotovich, Bradley E. Lofgren and G. Ryan Smith are the guarantors of the non-recourse carveouts under the 5950 Canoga Avenue Loan.
(3)	The TI/LC reserve is capped at $500,000 subject to at least 80.0% of the total SF of the 5950 Canoga Avenue Property being in occupancy and paying full unabated rent.
(4)	Other reserves consist of a free rent reserve of $107,443 and a $132,120 reserve related to tenant improvements for the Mpower aka Telepacific, Final Data and Argus Group tenants.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 5950 Canoga Avenue Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
OSI Consulting, Inc.	NR / NR / NR	8,462	9.1%	$238,628	9.3%	$28.20	1/31/2016	NA
Zenith	NR / NR / NR	8,532	9.2	228,100	8.9	26.73	1/31/2016	1, 5-year option
Mpower aka Telepacific	NR / NR / NR	6,965	7.5	189,392	7.4	27.19	1/31/2020	1, 5-year option
Lippe Hellie Hoffner & Alisson	NR / NR / NR	6,104	6.6	182,566	7.1	29.91	4/30/2016	1, 5-year option
Wheatman Insurance Services	NR / NR / NR	4,653	5.0	137,280	5.4	29.50	5/31/2018	NA
Ardalan	NR / NR / NR	4,135	4.5	116,575	4.6	28.19	5/31/2018	1, 3-year option
Landsberg & Associates	NR / NR / NR	4,202	4.5	113,080	4.4	26.91	9/30/2017	1, 5-year option
Collections Solutions Software	NR / NR / NR	3,793	4.1	100,171	3.9	26.41	12/31/2015	NA
College Bowl	NR / NR / NR	3,451	3.7	91,935	3.6	26.64	5/31/2016	1, 3-year option
WidePoint Solutions Corp	NR / NR / NR	3,142	3.4	91,238	3.6	29.04	6/30/2016	NA
Ten Largest Owned Tenants		53,439	57.7%	$1,488,967	58.3%	$27.86
Remaining Owned Tenants		39,108	42.3	1,066,278	41.7	27.26
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		92,547	100.0%	$2,555,245	100.0%	$27.61

(1)      Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5950 CANOGA AVENUE

The following table presents certain information relating to the lease rollover schedule at the 5950 Canoga Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	13,257	14.3	14.3%	355,733	13.9	26.83	6
2016	33,300	36.0	50.3%	931,401	36.5	27.97	7
2017	16,658	18.0	68.3%	456,621	17.9	27.41	7
2018	14,466	15.6	83.9%	406,333	15.9	28.09	5
2019	4,190	4.5	88.5%	115,472	4.5	27.56	2
2020	10,676	11.5	100.0%	289,685	11.3	27.13	3
2021	0	0.0	100.0%	0	0.0	0.00	0
2022	0	0.0	100.0%	0	0.0	0.00	0
2023	0	0.0	100.0%	0	0.0	0.00	0
2024	0	0.0	100.0%	0	0.0	0.00	0
2025	0	0.0	100.0%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	92,547	100.0%		$2,555,245	100.0%	$27.61	30

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 5950 Canoga Avenue Property:

Historical Leased %(1)
	2010	2011	2012	2013	As of 12/1/2014
Owned Space	99.5%	89.2%	89.2%	96.7%	100.0%

(1)	As provided by third party commercial real estate information company and represents occupancy as of December 31, for the indicated year, unless otherwise noted.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 5950 Canoga Avenue Property:

Cash Flow Analysis(1)

	2012	2013	TTM 11/30/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,112,882	$2,413,487	$2,452,554	$2,555,245	$27.61
Other Rental Revenue	0	0	$825	0	0.00
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$2,112,882	$2,413,487	$2,453,379	$2,555,245	$27.61
Total Reimbursables	332	25,838	38,537	64,434	0.70
Vacancy & Credit Loss(3)	0	0	0	(196,476)	(2.12)
Effective Gross Income	$2,113,214	$2,439,325	$2,491,916	$2,423,203	$26.18

Total Operating Expenses	$770,136	$927,553	$929,635	$1,015,089	$10.97

Net Operating Income	$1,343,078	$1,511,772	$1,562,281	$1,408,115	$15.22
TI/LC	0	0	0	92,547	1.00
Capital Expenditures	0	0	0	18,509	0.20
Net Cash Flow	$1,343,078	$1,511,772	$1,562,281	$1,297,058	$14.02

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the November 30, 2014 rent roll.
(3)
Vacancy & Credit Loss represents a vacancy haircut of 7.5%, which is greater than the appraisers concluded vacancy of 4.0% and in-line with the 10-year vacancy at the 5950 Canoga Property of 7.2%. The 5950 Canoga Avenue Property was 100.0% physically occupied as of November 30, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, may not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis.

National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm.

If either of the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm, then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm.

Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities.

None of the sponsors, the depositor or any other party intends to retain a material net economic interest in the securitization constituted by the issue of the offered certificates in accordance with the Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with the Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding the suitability of the offered certificates for investment.

—
The Dodd Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking agencies amend their regulations to remove reference to or reliance on credit agency ratings, including, but not limited to, those found in the federal banking agencies’ risk-based capital regulations.  New capital regulations were issued by the banking regulators in July 2013 and began phasing in on January 1, 2014; these regulations implement the increased capital requirements established under the Basel Accord.  These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS.  As a result of these regulations, investments in commercial mortgage-backed securities like the certificates by institutions subject to the risk based capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of commercial mortgage-backed securities for their regulatory capital purposes.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—
Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions.  Section 619 became effective on July 21, 2012, and final regulations were issued on December 10, 2013.  Conformance with the Volcker Rule’s provisions is required by July 21, 2015, subject to the possibility of up to two one-year extensions granted by the Federal Reserve in its discretion.  The Volcker Rule and the regulations adopted under the Volcker Rule restrict certain purchases or sales of securities generally and derivatives by banking entities if conducted on a proprietary trading basis.  The Volcker Rule’s provisions may adversely affect the ability of banking entities to purchase and sell the certificates.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—
The repayment of the mortgage loans in the pool will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Resulting from Various Concentrations

—
The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—
A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

—
Mortgage loans  with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan  on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan  or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—
We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—
Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency except that Starwood Mortgage Capital LLC will guarantee the obligations of Starwood Mortgage Funding I LLC. We cannot assure you that the applicable sponsor (or guarantor) will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—
There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—
Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—
Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—
The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—
Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—
Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—
Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—
In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—
The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).  The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor.  However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Controlling Class Representative and any Mezzanine Lenders

—
The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the holder of a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the holder of a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—
The anticipated initial investors in the Class E, Class F and Class G certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans.  Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

—
The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the originators’ exposure to the mortgage loans.  The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates.  The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—
The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—
The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—
The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—
If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—
In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—
Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—
The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

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State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.